UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06093

Name of Registrant: Vanguard Institutional Index Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – December 31, 2014

Item 1: Reports to Shareholders

Annual Report | December 31, 2014

Vanguard Institutional Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014

Total
Returns
Vanguard Institutional Index Fund
Institutional Shares	13.65%
Institutional Plus Shares	13.68
S&P 500 Index	13.69
Large-Cap Core Funds Average	11.32
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through December 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Institutional Index Fund
Institutional Shares	$169.28	$188.67	$3.551	$0.000
Institutional Plus Shares	169.28	188.68	3.585	0.000

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended December 31, 2014, Vanguard Institutional Index Fund returned almost 14%. The fund closely tracked its benchmark, the Standard & Poor’s 500 Index, and outpaced the average return of its large-capitalization core fund peers.

U.S. stocks trumped their international counterparts in 2014 thanks to better-than-expected domestic economic growth, low interest rates and inflation, and strong corporate profits. Large-capitalization companies such as those held in your fund were among the biggest beneficiaries of the market’s advance. Technology, health care, and financial company stocks contributed most to returns, but energy stocks disappointed.

U.S. stocks finished strongly for the sixth straight year

The broad U.S. stock market, which includes small-, mid- and large-cap stocks, returned nearly 13% for the 12 months, posting gains for the sixth consecutive calendar year.

Although the Federal Reserve ended its bond-buying program in October, its stance that it would be “patient” in deciding when to increase short-term interest rates seemed to reassure investors. Other central banks—including the Bank of Japan, the European Central Bank, and the People’s Bank of China—announced significant stimulus measures.

International stocks returned about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar. Emerging-market stocks rose slightly, and stocks from the developed markets of Europe and the Pacific region retreated.

Defying analysts’ expectations, bond prices rose during the period

Bond prices received a boost from moves by many of the world’s central banks along with global economic, market, and geopolitical challenges that drew investors to perceived safe havens. In an unexpected rebound from 2013, the broad U.S. bond market returned 5.97%.

Even as the Fed pared back its bond purchases, prices climbed and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended December at 2.19%, down from 2.97% at the close of December 2013.

Municipal bonds returned 9.05%, benefiting from increased demand and generally limited supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	0.76%	1.33%	1.69%

Money market fund and savings account returns remained minuscule as the Fed’s target for short-term interest rates stayed between 0% and 0.25%.

Returns from several sectors boosted fund performance

As I mentioned, U.S. large-cap companies were the market’s top performers for the year, significantly outpacing their smaller counterparts. Vanguard Institutional Index Fund, which invests in 500 of the largest U.S. companies, thrived in this environment.

Nine of the fund’s ten industry sectors posted positive results, with technology, health care, and financial stocks adding most to performance. Together, these three sectors added more than nine percentage points to the fund’s total return.

Information technology, the fund’s largest sector, was the top contributor to overall results. Most segments within the sector appreciated. Computer hardware and systems software companies led the way as demand for smartphones, mobile technologies, and cloud-based computing grew in the United States and overseas.

Vanguard’s outlook for investors: Expect less and stay balanced

In Vanguard’s recently published market outlook, global chief economist Joe Davis and his team discuss expected returns for various asset classes over the coming years. Although not bearish, our outlook on global stocks and bonds is the most guarded since 2006. The report cautions that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade ending 2024 are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.6% for the same portfolio since 1926.

Even so, Vanguard firmly believes that the principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remain unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2014. Results from the model may vary with each use and over time. For more information, please see page 6.

The fund’s health care holdings were the next best performers. The industry generally profited as investors anticipated a rise in spending due to the aging population and the expanded number of insured under the Affordable Care Act. Pharmaceutical and biotechnology firms benefited from new product development, mergers and acquisitions, and strategic alliances.

The financial sector was also important to the fund’s strong showing. Low interest rates and the expanding economy propelled real estate investment trusts (REITs) to returns of more than 30%. The favorable environment lifted financial services companies, banks, and insurance firms as well.

Hurt by a slide in oil prices, energy was the only sector to post a negative result. As their profits have been cut, producers have scaled back on the projects that are the lifeblood of service firms, drillers, and equipment providers.

Your fund continued to deliver impressive long-term results

For the decade ended December 31, 2014, the Institutional Index Fund recorded an average annual return of 7.68% for Institutional Shares. This result was in line with that of the fund’s benchmark index and more than one full percentage point ahead of its peers.

Total Returns
Ten Years Ended December 31, 2014
Average
Annual Return
Institutional Index Fund Institutional Shares	7.68%
S&P 500 Index	7.67
Large-Cap Core Funds Average	6.46
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund’s success in closely tracking its target index reflects the skill of the advisor, the Vanguard Equity Investment Group. The group relies on its proven portfolio management strategies to produce benchmark-tracking returns regardless of external market conditions. At the same time, the fund’s low costs help you keep more of the market’s returns.

To build for the long term, start with a solid foundation

As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider perhaps the most important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put you on the right track toward investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with a clearly defined goal, which sets the foundation for building your portfolio.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The Vanguard Capital Markets Model® is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

(You can read more about our principles in

Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting an investment goal doesn’t have to be complicated. It can be as simple as saving for retirement or for a child’s college education. Being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to revisit your investment plan and make any necessary adjustments to help you reach your long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 15, 2015

Institutional Index Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VINIX		VIIIX
Expense Ratio[1]	0.04%		0.02%
30-Day SEC Yield	1.97%		1.99%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	504	502	3,776
Median Market Cap	$77.2B	$77.2B	$48.1B
Price/Earnings Ratio	19.3x	19.3x	20.6x
Price/Book Ratio	2.8x	2.8x	2.7x
Return on Equity	19.2%	19.0%	17.8%
Earnings Growth
Rate	15.4%	15.4%	15.4%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	1.00	0.99
Beta	1.00	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	3.5%
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Microsoft Corp.	Systems Software	2.1
Google Inc.	Internet Software &
	Services	1.6
Johnson & Johnson	Pharmaceuticals	1.6
Berkshire Hathaway Inc. Multi-Sector Holdings		1.5
Wells Fargo & Co.	Diversified Banks	1.4
General Electric Co.	Industrial
	Conglomerates	1.4
Procter & Gamble Co.	Household Products	1.3
JPMorgan Chase & Co.	Diversified Banks	1.3
Top Ten		17.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 28, 2014. For the fiscal year ended December 31, 2014, the expense ratios were 0.040% for Institutional Shares and 0.020% for Institutional Plus Shares.

Institutional Index Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	12.1%	12.1%	12.9%
Consumer Staples	9.8	9.8	8.5
Energy	8.4	8.4	7.6
Financials	16.7	16.7	17.9
Health Care	14.2	14.2	14.0
Industrials	10.4	10.4	11.3
Information
Technology	19.7	19.7	19.0
Materials	3.2	3.2	3.6
Telecommunication
Services	2.3	2.3	2.0
Utilities	3.2	3.2	3.2

Institutional Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014

Initial Investment of $5,000,000

			Average Annual Total Returns
		Periods Ended December 31, 2014
					Final Value
		One	Five	Ten	of a $5,000,000
		Year	Years	Years	Investment
	Institutional Index Fund*Institutional
	Shares	13.65%	15.43%	7.68%	$10,478,818
••••••••	S&P 500 Index	13.69	15.45	7.67	10,473,297
– – – –	Large-Cap Core Funds Average	11.32	13.51	6.46	9,352,650
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	12.47	15.72	8.09	10,889,319
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $200,000,000
		Year	Years	Years	Investment
Institutional Index Fund Institutional Plus
Shares		13.68%	15.45%	7.70%	$420,095,107
S&P 500 Index		13.69	15.45	7.67	374,106,009
Dow Jones U.S. Total Stock Market Float
Adjusted Index		12.47	15.72	8.09	435,572,768

See Financial Highlights for dividend and capital gains information.

Institutional Index Fund

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014

Institutional Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market				Market
		Value•				Value•
	Shares	($000)			Shares	($000)
Common Stocks (99.4%)[1]				Genuine Parts Co.	1,563,128	166,583
Consumer Discretionary (12.1%)			*	Michael Kors
Walt Disney Co.	15,955,451	1,502,844		Holdings Ltd.	2,105,704	158,138
Comcast Corp. Class A	25,504,628	1,479,523		Whirlpool Corp.	796,328	154,281
Home Depot Inc.	13,478,071	1,414,793		Starwood Hotels &
* Amazon.com Inc.	3,883,029	1,205,098		Resorts Worldwide Inc.	1,826,120	148,044
McDonald’s Corp.	9,953,385	932,632	*	Dollar Tree Inc.	2,103,020	148,011
Time Warner Inc.	8,575,468	732,516	*	CarMax Inc.	2,202,655	146,653
Twenty-First Century				Harley-Davidson Inc.	2,191,099	144,415
Fox Inc. Class A	18,964,349	728,326	*	Bed Bath & Beyond Inc.	1,894,290	144,288
NIKE Inc. Class B	7,136,881	686,211		Royal Caribbean
Lowe’s Cos. Inc.	9,950,260	684,578		Cruises Ltd.	1,707,796	140,774
Starbucks Corp.	7,653,101	627,937		BorgWarner Inc.	2,325,108	127,765
* Priceline Group Inc.	535,459	610,536		Kohl’s Corp.	2,065,720	126,092
Ford Motor Co.	39,361,893	610,109		Wynn Resorts Ltd.	828,303	123,218
Target Corp.	6,514,370	494,506		Tiffany & Co.	1,150,801	122,975
TJX Cos. Inc.	7,045,519	483,182		Staples Inc.	6,542,628	118,552
General Motors Co.	13,802,922	481,860		Best Buy Co. Inc.	2,977,025	116,044
* DIRECTV	5,136,430	445,328	*	Under Armour Inc.
Time Warner Cable Inc.	2,868,615	436,202		Class A	1,704,448	115,732
Johnson Controls Inc.	6,813,143	329,347		Gap Inc.	2,728,813	114,910
Yum! Brands Inc.	4,474,238	325,948		Ralph Lauren Corp.
Viacom Inc. Class B	3,778,018	284,296		Class A	618,829	114,582
CBS Corp. Class B	4,876,317	269,855		Nordstrom Inc.	1,439,539	114,285
VF Corp.	3,533,363	264,649		Tractor Supply Co.	1,390,041	109,563
Macy’s Inc.	3,531,148	232,173		Wyndham
Delphi Automotive plc	3,027,910	220,190		Worldwide Corp.	1,260,430	108,094
* Dollar General Corp.	3,103,012	219,383		PVH Corp.	842,484	107,981
L Brands Inc.	2,514,244	217,608		Mattel Inc.	3,464,800	107,218
* Chipotle Mexican Grill Inc.				Coach Inc.	2,818,138	105,849
Class A	317,161	217,100		Newell Rubbermaid Inc.	2,772,229	105,594
* Netflix Inc.	616,121	210,473	*	Mohawk Industries Inc.	633,567	98,431
Carnival Corp.	4,606,251	208,801		H&R Block Inc.	2,813,738	94,767
* AutoZone Inc.	327,675	202,867	*	Discovery
Ross Stores Inc.	2,145,839	202,267		Communications Inc.	2,794,346	94,225
* O’Reilly Automotive Inc.	1,037,360	199,816		Interpublic Group of
Omnicom Group Inc.	2,537,992	196,618		Cos. Inc.	4,276,575	88,824
Marriott International Inc.				Expedia Inc.	1,009,288	86,153
Class A	2,173,338	169,586		DR Horton Inc.	3,392,441	85,795
			*	TripAdvisor Inc.	1,139,870	85,103

Institutional Index Fund

		Market			Market
		Value•			Value•
	Shares	($000)		Shares	($000)
PetSmart Inc.	1,016,432	82,631	Estee Lauder Cos. Inc.
Lennar Corp. Class A	1,825,816	81,815	Class A	2,290,445	174,532
Goodyear Tire &			Kellogg Co.	2,577,817	168,692
Rubber Co.	2,807,463	80,209	* Constellation Brands Inc.
* News Corp. Class A	5,101,015	80,035	Class A	1,715,973	168,457
Darden Restaurants Inc.	1,356,286	79,519	Keurig Green
Scripps Networks			Mountain Inc.	1,242,566	164,510
Interactive Inc. Class A	1,037,481	78,091	* Monster Beverage Corp.	1,474,317	159,742
Family Dollar Stores Inc.	982,110	77,793	ConAgra Foods Inc.	4,344,438	157,616
Harman International			Hershey Co.	1,513,259	157,273
Industries Inc.	700,552	74,756	Dr Pepper Snapple
Gannett Co. Inc.	2,309,062	73,728	Group Inc.	1,988,053	142,504
PulteGroup Inc.	3,425,616	73,514	Brown-Forman Corp.
Garmin Ltd.	1,235,995	65,298	Class B	1,599,864	140,532
Hasbro Inc.	1,161,283	63,859	Clorox Co.	1,323,274	137,898
Leggett & Platt Inc.	1,412,997	60,208	Molson Coors Brewing
* Discovery			Co. Class B	1,629,439	121,426
Communications Inc.			Tyson Foods Inc. Class A	2,996,430	120,127
Class A	1,522,216	52,440	JM Smucker Co.	1,041,083	105,129
* Fossil Group Inc.	461,576	51,115	Coca-Cola Enterprises Inc.	2,274,089	100,560
Comcast Corp.	844,535	48,616	McCormick & Co. Inc.	1,320,526	98,115
Cablevision Systems			Safeway Inc.	2,355,823	82,737
Corp. Class A	2,243,927	46,315	Campbell Soup Co.	1,831,760	80,597
* AutoNation Inc.	765,383	46,237	Hormel Foods Corp.	1,375,595	71,669
^ GameStop Corp. Class A	1,112,301	37,596	Avon Products Inc.	4,455,581	41,838
* Urban Outfitters Inc.	1,025,488	36,025			18,288,205
		22,639,897	Energy (8.4%)
Consumer Staples (9.7%)			Exxon Mobil Corp.	43,309,211	4,003,937
Procter & Gamble Co.	27,636,158	2,517,378	Chevron Corp.	19,334,485	2,168,942
Coca-Cola Co.	40,318,090	1,702,230	Schlumberger Ltd.	13,160,650	1,124,051
PepsiCo Inc.	15,306,613	1,447,393	ConocoPhillips	12,589,119	869,405
Wal-Mart Stores Inc.	16,152,985	1,387,218	Kinder Morgan Inc.	17,377,631	735,248
Philip Morris			Occidental
International Inc.	15,890,665	1,294,295	Petroleum Corp.	7,930,568	639,283
CVS Health Corp.	11,724,645	1,129,201	EOG Resources Inc.	5,604,600	516,015
Altria Group Inc.	20,214,289	995,958	Anadarko Petroleum Corp.	5,179,563	427,314
* Walgreens Boots			Phillips 66	5,660,885	405,885
Alliance Inc.	8,896,304	677,898	Halliburton Co.	8,667,056	340,875
Costco Wholesale Corp.	4,477,144	634,635	Williams Cos. Inc.	6,879,899	309,183
Mondelez International			National Oilwell Varco Inc.	4,403,404	288,555
Inc. Class A	17,181,126	624,104	Valero Energy Corp.	5,330,661	263,868
Colgate-Palmolive Co.	8,761,853	606,233	Marathon Petroleum Corp. 2,865,469		258,637
Kimberly-Clark Corp.	3,809,178	440,112	Spectra Energy Corp.	6,862,255	249,100
Kraft Foods Group Inc.	6,021,942	377,335	Baker Hughes Inc.	4,424,945	248,107
Archer-Daniels-Midland			Apache Corp.	3,850,181	241,291
Co.	6,584,045	342,370	Devon Energy Corp.	3,932,736	240,723
General Mills Inc.	6,174,595	329,291	Pioneer Natural
Kroger Co.	5,022,376	322,487	Resources Co.	1,522,718	226,657
Sysco Corp.	6,012,222	238,625	Marathon Oil Corp.	6,901,961	195,256
Lorillard Inc.	3,681,862	231,736	Hess Corp.	2,598,832	191,846
Mead Johnson			Noble Energy Inc.	3,685,266	174,792
Nutrition Co.	2,066,098	207,726	Cabot Oil & Gas Corp.	4,223,536	125,059
Reynolds American Inc.	3,151,289	202,533	EQT Corp.	1,549,259	117,279
Whole Foods Market Inc.	3,678,956	185,493	* FMC Technologies Inc.	2,391,217	112,005
			ONEOK Inc.	2,128,950	106,000

Institutional Index Fund

		Market			Market
		Value•			Value•
	Shares	($000)		Shares	($000)
Chesapeake Energy Corp.	5,304,983	103,818	Allstate Corp.	4,289,536	301,340
* Cameron International			CME Group Inc.	3,238,168	287,064
Corp.	2,019,018	100,850	BB&T Corp.	7,366,448	286,481
* Southwestern Energy Co.	3,610,791	98,538	Aflac Inc.	4,608,114	281,510
Tesoro Corp.	1,290,932	95,981	Aon plc	2,916,006	276,525
Cimarex Energy Co.	892,101	94,563	Public Storage	1,483,804	274,281
Range Resources Corp.	1,725,051	92,204	Crown Castle
Murphy Oil Corp.	1,706,042	86,189	International Corp.	3,414,267	268,703
CONSOL Energy Inc.	2,353,622	79,576	Equity Residential	3,705,817	266,226
Helmerich & Payne Inc.	1,106,908	74,628	Health Care REIT Inc.	3,351,038	253,573
Ensco plc Class A	2,405,339	72,040	Intercontinental
^ Transocean Ltd.	3,495,660	64,075	Exchange Inc.	1,152,641	252,763
Noble Corp. plc	2,587,204	42,870	Ameriprise Financial Inc.	1,887,137	249,574
Nabors Industries Ltd.	2,971,691	38,573	Chubb Corp.	2,411,625	249,531
* Newfield Exploration Co.	1,406,767	38,151	McGraw Hill Financial Inc.	2,776,522	247,055
QEP Resources Inc.	1,701,686	34,408	T. Rowe Price Group Inc.	2,652,631	227,755
Denbury Resources Inc.	3,620,354	29,433	SunTrust Banks Inc.	5,332,813	223,445
^ Diamond Offshore			Franklin Resources Inc.	4,009,782	222,022
Drilling Inc.	690,134	25,335	AvalonBay
		15,750,545	Communities Inc.	1,349,959	220,570
Financials (16.5%)			Prologis Inc.	5,113,221	220,022
Wells Fargo & Co.	48,281,806	2,646,809	Ventas Inc.	3,009,885	215,809
* Berkshire Hathaway Inc.			Vornado Realty Trust	1,785,449	210,165
Class B	17,511,957	2,629,420	HCP Inc.	4,696,716	206,796
JPMorgan Chase & Co.	38,232,680	2,392,601	Boston Properties Inc.	1,565,674	201,487
Bank of America Corp. 107,557,879		1,924,210	Weyerhaeuser Co.	5,362,433	192,458
Citigroup Inc.	30,984,241	1,676,557	Host Hotels &
American Express Co.	9,100,543	846,715	Resorts Inc.	7,744,751	184,093
US Bancorp	18,300,866	822,624	Hartford Financial
Goldman Sachs			Services Group Inc.	4,412,561	183,960
Group Inc.	4,142,617	802,963	General Growth
American International			Properties Inc.	6,417,272	180,518
Group Inc.	14,317,433	801,919	Moody’s Corp.	1,877,273	179,862
MetLife Inc.	11,618,687	628,455	Invesco Ltd.	4,405,838	174,119
Morgan Stanley	15,614,828	605,855	Fifth Third Bancorp	8,426,689	171,694
Simon Property			* Berkshire Hathaway Inc.
Group Inc.	3,178,436	578,825	Class A	759	171,534
PNC Financial Services			M&T Bank Corp.	1,351,021	169,715
Group Inc.	5,381,703	490,973	Lincoln National Corp.	2,656,727	153,213
Capital One Financial			Northern Trust Corp.	2,263,829	152,582
Corp.	5,686,000	469,379	Regions Financial Corp.	14,076,317	148,646
Bank of New York			Progressive Corp.	5,470,042	147,636
Mellon Corp.	11,512,893	467,078	Principal Financial
BlackRock Inc.	1,302,791	465,826	Group Inc.	2,792,846	145,060
Prudential Financial Inc.	4,683,981	423,713	Essex Property Trust Inc.	653,883	135,092
American Tower			Loews Corp.	3,060,822	128,616
Corporation	4,054,654	400,803	KeyCorp	8,859,139	123,142
ACE Ltd.	3,392,713	389,755	* Affiliated Managers
Travelers Cos. Inc.	3,389,195	358,746	Group Inc.	568,291	120,614
Charles Schwab Corp.	11,751,759	354,786	Macerich Co.	1,438,958	120,023
State Street Corp.	4,269,765	335,177	Kimco Realty Corp.	4,207,165	105,768
Marsh & McLennan			* CBRE Group Inc. Class A	2,859,189	97,927
Cos. Inc.	5,531,784	316,639	XL Group plc Class A	2,638,708	90,692
Discover Financial			Navient Corp.	4,194,717	90,648
Services	4,637,759	303,727	Unum Group	2,576,743	89,877

Institutional Index Fund

		Market			Market
		Value•			Value•
	Shares	($000)		Shares	($000)
Huntington			Cigna Corp.	2,675,094	275,294
Bancshares Inc.	8,328,193	87,613	Cardinal Health Inc.	3,384,700	273,247
Comerica Inc.	1,843,213	86,336	Becton Dickinson and Co.	1,963,324	273,216
Cincinnati Financial Corp.	1,504,518	77,979	Perrigo Co. plc	1,439,490	240,625
Plum Creek Timber			Humana Inc.	1,568,068	225,222
Co. Inc.	1,798,469	76,956	Zoetis Inc.	5,126,932	220,612
Iron Mountain Inc.	1,906,487	73,705	* Mylan Inc.	3,827,582	215,761
Leucadia National Corp.	3,239,753	72,635	* Cerner Corp.	3,107,980	200,962
* E*TRADE Financial Corp.	2,964,862	71,913	Zimmer Holdings Inc.	1,731,877	196,429
Torchmark Corp.	1,320,650	71,540	* Intuitive Surgical Inc.	370,732	196,095
Zions Bancorporation	2,083,321	59,395	AmerisourceBergen Corp.
NASDAQ OMX Group Inc. 1,205,027		57,793	Class A	2,124,645	191,558
Apartment Investment			St. Jude Medical Inc.	2,923,856	190,138
& Management Co.			* Boston Scientific Corp.	13,565,419	179,742
Class A	1,486,607	55,227	Agilent Technologies Inc.	3,410,562	139,628
Legg Mason Inc.	1,030,920	55,020	* Edwards Lifesciences
Hudson City Bancorp Inc.	4,939,431	49,987	Corp.	1,093,906	139,342
Assurant Inc.	721,294	49,358	* DaVita HealthCare
People’s United			Partners Inc.	1,758,047	133,154
Financial Inc.	3,165,973	48,059	CR Bard Inc.	765,927	127,619
* Genworth Financial Inc.			* CareFusion Corp.	2,085,255	123,739
Class A	5,091,195	43,275	* Mallinckrodt plc	1,189,040	117,751
		31,070,532	* Hospira Inc.	1,730,161	105,972
Health Care (14.1%)			Universal Health
Johnson & Johnson	28,628,221	2,993,653	Services Inc. Class B	930,993	103,582
Pfizer Inc.	64,440,517	2,007,322	Quest Diagnostics Inc.	1,477,929	99,110
Merck & Co. Inc.	29,157,485	1,655,853	* Waters Corp.	851,530	95,984
* Gilead Sciences Inc.	15,429,904	1,454,423	* Laboratory Corp. of
Amgen Inc.	7,779,756	1,239,237	America Holdings	863,987	93,224
AbbVie Inc.	16,295,119	1,066,353	* Varian Medical
Bristol-Myers Squibb Co. 16,965,089		1,001,449	Systems Inc.	1,022,328	88,442
UnitedHealth Group Inc.	9,816,172	992,317	DENTSPLY
* Celgene Corp.	8,168,722	913,753	International Inc.	1,447,114	77,088
* Biogen Idec Inc.	2,415,263	819,861	* Tenet Healthcare Corp.	1,007,474	51,049
Medtronic Inc.	10,066,997	726,837	PerkinElmer Inc.	1,158,007	50,640
* Actavis plc	2,710,885	697,809	Patterson Cos. Inc.	880,650	42,359
Abbott Laboratories	15,400,258	693,320			26,522,668
Eli Lilly & Co.	10,020,972	691,347	Industrials (10.4%)
Allergan Inc.	3,046,729	647,704	General Electric Co. 102,707,663		2,595,423
* Express Scripts			Union Pacific Corp.	9,093,219	1,083,275
Holding Co.	7,505,928	635,527	3M Co.	6,553,967	1,076,948
Thermo Fisher			United Technologies
Scientific Inc.	4,091,168	512,582	Corp.	8,671,263	997,195
McKesson Corp.	2,371,518	492,280	Boeing Co.	6,781,009	881,396
Covidien plc	4,630,727	473,631	Honeywell
Baxter International Inc.	5,542,852	406,236	International Inc.	8,006,079	799,967
* Alexion			United Parcel Service
Pharmaceuticals Inc.	2,027,854	375,214	Inc. Class B	7,128,768	792,505
* Anthem Inc.	2,760,712	346,939	Caterpillar Inc.	6,191,583	566,716
Aetna Inc.	3,596,802	319,504	Danaher Corp.	6,252,298	535,885
* Regeneron			Lockheed Martin Corp.	2,746,400	528,874
Pharmaceuticals Inc.	758,999	311,379	FedEx Corp.	2,694,011	467,842
* Vertex			General Dynamics Corp.	3,219,726	443,099
Pharmaceuticals Inc.	2,459,813	292,226	Emerson Electric Co.	7,093,909	437,907
Stryker Corp.	3,056,592	288,328	Delta Air Lines Inc.	8,559,495	421,042

Institutional Index Fund

			Market
			Value•
		Shares	($000)
	CSX Corp.	10,180,087	368,825
	Precision Castparts Corp.	1,457,705	351,132
	Illinois Tool Works Inc.	3,678,198	348,325
	Norfolk Southern Corp.	3,164,684	346,881
	Raytheon Co.	3,153,681	341,134
	Eaton Corp. plc	4,853,727	329,859
	Deere & Co.	3,665,581	324,294
	Northrop Grumman Corp.	2,065,823	304,482
	Southwest Airlines Co.	6,941,477	293,763
	Cummins Inc.	1,737,533	250,500
	PACCAR Inc.	3,621,370	246,289
	Waste Management Inc.	4,355,181	223,508
	Parker-Hannifin Corp.	1,520,084	196,015
*	Tyco International plc	4,279,439	187,696
	Ingersoll-Rand plc	2,714,863	172,095
	Roper Industries Inc.	1,024,171	160,129
	WW Grainger Inc.	620,570	158,177
	Rockwell Automation Inc.	1,388,371	154,387
	Stanley Black &
	Decker Inc.	1,601,981	153,918
	Nielsen NV	3,312,457	148,166
	Kansas City Southern	1,128,534	137,715
	Fastenal Co.	2,788,890	132,640
	AMETEK Inc.	2,514,923	132,360
	Pentair plc	1,910,159	126,873
	Dover Corp.	1,690,935	121,274
	Textron Inc.	2,822,886	118,872
	Rockwell Collins Inc.	1,359,435	114,845
*	Stericycle Inc.	868,428	113,834
	CH Robinson
	Worldwide Inc.	1,495,831	112,023
	Pall Corp.	1,089,321	110,250
	L-3 Communications
	Holdings Inc.	870,498	109,866
*	United Rentals Inc.	1,020,541	104,105
	Republic Services Inc.
	Class A	2,581,268	103,896
	Equifax Inc.	1,233,028	99,715
	Fluor Corp.	1,597,394	96,850
	Masco Corp.	3,642,948	91,802
	Expeditors International
	of Washington Inc.	1,973,780	88,050
	Flowserve Corp.	1,393,727	83,387
	Snap-on Inc.	594,162	81,246
	Robert Half
	International Inc.	1,389,797	81,136
	Cintas Corp.	992,759	77,872
	Xylem Inc.	1,866,798	71,069
	ADT Corp.	1,791,702	64,913
*	Quanta Services Inc.	2,234,847	63,447
*	Jacobs Engineering
	Group Inc.	1,340,296	59,898
	Allegion plc	982,659	54,498
	Ryder System Inc.	543,725	50,485

			Market
			Value•
		Shares	($000)
	Pitney Bowes Inc.	2,054,866	50,077
	Joy Global Inc.	1,007,853	46,885
	Dun & Bradstreet Corp.	368,049	44,519
			19,432,051
Information Technology (19.5%)
	Apple Inc.	59,983,496	6,620,978
	Microsoft Corp.	84,304,892	3,915,962
	Intel Corp.	49,450,327	1,794,552
*	Facebook Inc. Class A	21,384,593	1,668,426
*	Google Inc. Class A	2,915,307	1,547,037
*	Google Inc. Class C	2,912,622	1,533,204
	International Business
	Machines Corp.	9,413,234	1,510,259
	Oracle Corp.	33,084,629	1,487,816
	Cisco Systems Inc.	52,299,502	1,454,711
	Visa Inc. Class A	4,995,346	1,309,780
	QUALCOMM Inc.	17,004,288	1,263,929
	MasterCard Inc. Class A	10,022,121	863,506
	Hewlett-Packard Co.	19,087,162	765,968
*	eBay Inc.	11,562,539	648,890
	EMC Corp.	20,811,758	618,942
	Texas Instruments Inc.	10,803,126	577,589
	Accenture plc Class A	6,417,671	573,162
*	Yahoo! Inc.	9,010,499	455,120
	Automatic Data
	Processing Inc.	4,930,040	411,017
*	Micron Technology Inc.	10,978,333	384,351
*	salesforce.com inc	6,001,501	355,949
*	Adobe Systems Inc.	4,845,616	352,276
*	Cognizant Technology
	Solutions Corp. Class A	6,227,440	327,937
	Applied Materials Inc.	12,460,546	310,517
	Corning Inc.	13,109,479	300,600
	Intuit Inc.	2,920,045	269,199
	TE Connectivity Ltd.	4,158,987	263,056
	Avago Technologies Ltd.
	Class A	2,586,302	260,156
	Western Digital Corp.	2,232,451	247,132
	Broadcom Corp. Class A	5,509,341	238,720
	Seagate Technology plc	3,346,523	222,544
	SanDisk Corp.	2,256,515	221,093
*	Alliance Data Systems
	Corp.	653,691	186,988
	Symantec Corp.	7,057,809	181,068
	Fidelity National
	Information
	Services Inc.	2,901,793	180,492
*	Fiserv Inc.	2,494,881	177,062
	Analog Devices Inc.	3,182,489	176,692
	Amphenol Corp. Class A	3,164,725	170,294
	Paychex Inc.	3,339,310	154,176
	Xerox Corp.	10,973,528	152,093
*	Electronic Arts Inc.	3,179,676	149,492
	Motorola Solutions Inc.	2,166,274	145,314
*	Autodesk Inc.	2,326,642	139,738

Institutional Index Fund

			Market
			Value•
		Shares	($000)
*	Red Hat Inc.	1,920,631	132,792
	NetApp Inc.	3,187,383	132,117
	Lam Research Corp.	1,625,499	128,967
	KLA-Tencor Corp.	1,681,893	118,271
	Xilinx Inc.	2,704,301	117,069
	Altera Corp.	3,116,998	115,142
*	Akamai Technologies Inc.	1,820,089	114,593
	Linear Technology Corp.	2,439,200	111,228
	NVIDIA Corp.	5,280,200	105,868
*	Citrix Systems Inc.	1,646,041	105,017
	CA Inc.	3,275,589	99,742
*	F5 Networks Inc.	754,449	98,429
	Western Union Co.	5,344,190	95,714
	Microchip Technology Inc.	2,054,958	92,699
	Computer Sciences Corp.	1,436,569	90,576
	Juniper Networks Inc.	3,936,638	87,866
	Harris Corp.	1,069,433	76,807
*	Teradata Corp.	1,570,713	68,609
*	VeriSign Inc.	1,118,831	63,773
	Total System Services Inc.	1,698,608	57,685
	FLIR Systems Inc.	1,446,235	46,728
*	First Solar Inc.	771,697	34,414
			36,681,893
Materials (3.2%)
	EI du Pont de Nemours
	& Co.	9,265,423	685,085
	Monsanto Co.	4,950,710	591,461
	Dow Chemical Co.	11,330,285	516,774
	Praxair Inc.	2,979,893	386,075
	LyondellBasell Industries
	NV Class A	4,249,868	337,397
	PPG Industries Inc.	1,403,511	324,422
	Ecolab Inc.	2,762,322	288,718
	Air Products &
	Chemicals Inc.	1,966,986	283,698
	Freeport-McMoRan Inc.	10,626,889	248,244
	International Paper Co.	4,332,205	232,120
	Sherwin-Williams Co.	834,483	219,502
	Alcoa Inc.	12,055,378	190,354
	Sigma-Aldrich Corp.	1,217,895	167,180
	Nucor Corp.	3,262,242	160,013
	Mosaic Co.	3,227,591	147,340
	CF Industries
	Holdings Inc.	508,600	138,614
	Eastman Chemical Co.	1,518,802	115,216
	Newmont Mining Corp.	5,100,472	96,399
	Ball Corp.	1,400,044	95,441
	Sealed Air Corp.	2,159,216	91,616
	Vulcan Materials Co.	1,346,669	88,517
	International Flavors &
	Fragrances Inc.	827,904	83,916
	Airgas Inc.	687,430	79,178
	FMC Corp.	1,362,644	77,712
	MeadWestvaco Corp.	1,704,640	75,669
	Martin Marietta
	Materials Inc.	635,379	70,095

		Market
		Value•
	Shares	($000)
Avery Dennison Corp.	933,850	48,448
* Owens-Illinois Inc.	1,690,495	45,627
Allegheny
Technologies Inc.	1,116,039	38,805
		5,923,636
Telecommunication Services (2.3%)
Verizon
Communications Inc.	42,441,587	1,985,418
AT&T Inc.	53,050,436	1,781,964
CenturyLink Inc.	5,836,441	231,006

*	Level 3
Communications Inc. 2,851,544 140,809

Frontier Communications
Corp.	10,287,172	68,616
^ Windstream Holdings Inc.	6,188,254	50,991
		4,258,804
Utilities (3.2%)
Duke Energy Corp.	7,233,652	604,299
NextEra Energy Inc.	4,464,005	474,479
Dominion Resources Inc.	5,971,738	459,227
Southern Co.	9,202,570	451,938
Exelon Corp.	8,789,764	325,924
American Electric Power
Co. Inc.	5,003,411	303,807
Sempra Energy	2,363,803	263,233
PG&E Corp.	4,858,653	258,675
PPL Corp.	6,801,642	247,104
Edison International	3,332,003	218,180
Public Service Enterprise
Group Inc.	5,175,206	214,305
Consolidated Edison Inc.	2,995,190	197,713
Xcel Energy Inc.	5,171,384	185,756
Northeast Utilities	3,239,770	173,392
FirstEnergy Corp.	4,303,220	167,783
Entergy Corp.	1,845,689	161,461
DTE Energy Co.	1,809,909	156,322
NiSource Inc.	3,228,366	136,947
Wisconsin Energy Corp.	2,306,144	121,626
Ameren Corp.	2,481,141	114,455
CenterPoint Energy Inc.	4,394,975	102,974
CMS Energy Corp.	2,812,583	97,737
NRG Energy Inc.	3,457,322	93,175
AES Corp.	6,707,965	92,369
SCANA Corp.	1,457,613	88,040
Pinnacle West Capital
Corp.	1,129,314	77,143
Pepco Holdings Inc.	2,586,107	69,644
AGL Resources Inc.	1,227,578	66,915
Integrys Energy Group Inc.	820,961	63,912
TECO Energy Inc.	2,405,835	49,296
		6,037,831
Total Common Stocks
(Cost $114,107,244)		186,606,062

Institutional Index Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.5%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.126%	826,054,824	826,055

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	Federal Home Loan
	Bank Discount Notes,
	0.080%, 1/28/15	2,800	2,800
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 2/4/15	8,000	7,999
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.080%–0.110%, 2/20/15	14,000	13,998
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.080%, 3/30/15	3,000	3,000
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 4/24/15	25,500	25,489
[5,6]	Freddie Mac Discount
	Notes, 0.131%, 6/8/15	1,700	1,699
			54,985
Total Temporary Cash Investments
(Cost $881,043)			881,040
Total Investments (99.9%)
(Cost $114,988,287)			187,487,102

Market
Value•
($000)
Other Assets and Liabilities (0.1%)
Other Assets	1,490,035
Liabilities[3]	(1,252,407)
237,628
Net Assets (100%)	187,724,730

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	117,230,305
Undistributed Net Investment Income	30,702
Accumulated Net Realized Losses	(2,046,492)
Unrealized Appreciation (Depreciation)
Investment Securities	72,498,815
Futures Contracts	11,400
Net Assets	187,724,730

Institutional Shares—Net Assets
Applicable to 541,225,339 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	102,113,745
Net Asset Value Per Share—
Institutional Shares	$188.67

Institutional Plus Shares—Net Assets
Applicable to 453,730,962 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	85,610,985
Net Asset Value Per Share—
Institutional Plus Shares	$188.68

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,352,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $36,690,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $46,886,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Index Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	3,558,086
Interest[1]	688
Securities Lending	2,927
Total Income	3,561,701
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	37,631
Management and Administrative—Institutional Plus Shares	15,922
Total Expenses	53,553
Net Investment Income	3,508,148
Realized Net Gain (Loss)
Investment Securities Sold	1,634,309
Futures Contracts	107,942
Swap Contracts	2,181
Realized Net Gain (Loss)	1,744,432
Change in Unrealized Appreciation (Depreciation)
Investment Securities	17,299,197
Futures Contracts	(571)
Change in Unrealized Appreciation (Depreciation)	17,298,626
Net Increase (Decrease) in Net Assets Resulting from Operations	22,551,206
1 Interest income from an affiliated company of the fund was $654,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,508,148	2,936,969
Realized Net Gain (Loss)	1,744,432	222,919
Change in Unrealized Appreciation (Depreciation)	17,298,626	35,839,516
Net Increase (Decrease) in Net Assets Resulting from Operations	22,551,206	38,999,404
Distributions
Net Investment Income
Institutional Shares	(1,893,337)	(1,632,147)
Institutional Plus Shares	(1,605,586)	(1,302,981)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(3,498,923)	(2,935,128)
Capital Share Transactions
Institutional Shares	3,944,794	(498,153)
Institutional Plus Shares	1,969,415	9,850,889
Net Increase (Decrease) from Capital Share Transactions	5,914,209	9,352,736
Total Increase (Decrease)	24,966,492	45,417,012
Net Assets
Beginning of Period	162,758,238	117,341,226
End of Period[1]	187,724,730	162,758,238

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,702,000 and $19,296,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$169.28	$130.52	$115.04	$115.01	$101.98
Investment Operations
Net Investment Income	3.561	3.128	2.835	2.361	2.118
Net Realized and Unrealized Gain (Loss)
on Investments	19.380	38.759	15.475	.029	13.032
Total from Investment Operations	22.941	41.887	18.310	2.390	15.150
Distributions
Dividends from Net Investment Income	(3.551)	(3.127)	(2.830)	(2.360)	(2.120)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.551)	(3.127)	(2.830)	(2.360)	(2.120)
Net Asset Value, End of Period	$188.67	$169.28	$130.52	$115.04	$115.01

Total Return	13.65%	32.35%	15.98%	2.09%	15.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$102,114	$87,843	$68,055	$58,399	$54,686
Ratio of Total Expenses to Average Net Assets	0.040%	0.040%	0.040%	0.044%	0.050%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.08%	2.27%	2.05%	2.05%
Portfolio Turnover Rate[1]	4%	5%	5%	5%	4%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$169.28	$130.53	$115.05	$115.01	$101.98
Investment Operations
Net Investment Income	3.597	3.158	2.861	2.386	2.144
Net Realized and Unrealized Gain (Loss)
on Investments	19.388	38.750	15.474	.040	13.031
Total from Investment Operations	22.985	41.908	18.335	2.426	15.175
Distributions
Dividends from Net Investment Income	(3.585)	(3.158)	(2.855)	(2.386)	(2.145)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.585)	(3.158)	(2.855)	(2.386)	(2.145)
Net Asset Value, End of Period	$188.68	$169.28	$130.53	$115.05	$115.01

Total Return	13.68%	32.37%	16.00%	2.12%	15.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$85,611	$74,915	$49,286	$35,141	$33,643
Ratio of Total Expenses to Average Net Assets	0.020%	0.020%	0.020%	0.022%	0.025%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.10%	2.29%	2.07%	2.08%
Portfolio Turnover Rate[1]	4%	5%	5%	5%	4%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Index Fund

Notes to Financial Statements

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

23

Institutional Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended December 31, 2014, the fund’s average amounts of total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at December 31, 2014.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities

24

Institutional Index Fund

lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

25

Institutional Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	186,606,062	—	—
Temporary Cash Investments	826,055	54,985	—
Futures Contracts—Liabilities[1]	(12,238)	—	—
Total	187,419,879	54,985	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	1,512	775,807	14,875
E-mini S&P 500 Index	March 2015	2,995	307,347	(3,475)
				11,400

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2014, the fund realized $2,423,205,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized gains of $2,181,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2014, the fund had $30,265,000 of ordinary income available for distribution. At December 31, 2014, the fund had available capital losses totaling $1,616,579,000 to offset future net capital gains. Of this amount, $711,014,000 is subject to expiration dates; $54,429,000 may be used to offset future net capital gains through December 31, 2015, and $656,585,000 through

26

Institutional Index Fund

December 31, 2016. Capital losses of $905,565,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $53,338,000 expired on December 31, 2014; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2014, the cost of investment securities for tax purposes was $115,406,363,000. Net unrealized appreciation of investment securities for tax purposes was $72,080,739,000, consisting of unrealized gains of $75,053,631,000 on securities that had risen in value since their purchase and $2,972,892,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the fund purchased $16,827,294,000 of investment securities and sold $11,257,868,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,542,866,000 and $3,822,927,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	19,957,320	112,327	17,384,208	115,862
Issued in Lieu of Cash Distributions	1,745,420	9,621	1,504,523	9,771
Redeemed	(17,757,946)	(99,657)	(19,386,884)	(128,099)
Net Increase (Decrease) —Institutional Shares	3,944,794	22,291	(498,153)	(2,466)
Institutional Plus Shares
Issued	13,403,357	75,177	17,404,271	115,169
Issued in Lieu of Cash Distributions	1,550,709	8,549	1,255,757	8,130
Redeemed	(12,984,651)	(72,538)	(8,809,139)	(58,343)
Net Increase (Decrease) —Institutional Plus Shares	1,969,415	11,188	9,850,889	64,956

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Institutional Index Funds and the Shareholders of Vanguard Institutional Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (constituting a separate portfolio of Vanguard Institutional Index Funds, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where the securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 10, 2015

Special 2014 tax information (unaudited) for Vanguard Institutional Index Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,498,923,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Index Fund	6/30/2014	12/31/2014	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,061.06	$0.21
Institutional Plus Shares	1,000.00	1,061.16	0.10
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,025.00	$0.20
Institutional Plus Shares	1,000.00	1,025.10	0.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.040% for Institutional Shares and 0.020% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,
Inc., and of each of the investment companies served
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group, and of
each of the investment companies served by The
Vanguard Group, since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive
Chief Staff and Marketing Officer for North America
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and
services); Executive in Residence and 2009–2010
Distinguished Minett Professor at the Rochester
Institute of Technology; Director of SPX Corporation
(multi-industry manufacturing), the United Way of
Rochester, Amerigroup Corporation (managed health
care), the University of Rochester Medical Center,
Monroe Community College Foundation, and North
Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
Principal Occupation(s) During the Past Five Years:
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science, School of
Arts and Sciences, and Professor of Communication,
Annenberg School for Communication, with secondary
faculty appointments in the Department of Philosophy,
School of Arts and Sciences, and at the Graduate
School of Education, University of Pennsylvania;
Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Vice President and Chief Global Diversity Officer
(retired 2008) and Member of the Executive
Committee (1997–2008) of Johnson & Johnson
(pharmaceuticals/medical devices/consumer
products); Director of Skytop Lodge Corporation
(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
for Talent Innovation; Member of the Advisory Board
of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2009) of Cummins
Inc. (industrial machinery); Chairman of the Board
of Hillenbrand, Inc. (specialized consumer services),
and of Oxfam America; Director of SKF AB (industrial
machinery), Hyster-Yale Materials Handling, Inc.
(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg
Institute for International Studies, both at the
University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary
Member of IBM’s Retirement Plan Committee (2004–
2013); Member of the Council on Chicago Booth.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years: Chief
Investment Officer and Vice President at the University
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;
Board Member of TIFF Advisory Services, Inc.
(investment advisor); Member of the Investment
Advisory Committees of the Financial Industry
Regulatory Authority (FINRA) and of Major League
Baseball.

André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George
Gund Professor of Finance and Banking, Emeritus
at the Harvard Business School (retired 2011);
Chief Investment Officer and Managing Partner of
HighVista Strategies LLC (private investment firm);
Director of Rand Merchant Bank; Overseer of the
Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO
Industries, Inc. (housewares/lignite), and of Hyster-
Yale Materials Handling, Inc. (forklift trucks); Chairman
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group; Assistant Controller of each of the investment
companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group; Treasurer of each of
the investment companies served by The Vanguard
Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Managing
Director of The Vanguard Group, Inc.; General Counsel
of The Vanguard Group; Secretary of The Vanguard
Group and of each of the investment companies
served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Vanguard Senior ManagementTeam

Mortimer J. Buckley	Chris D. McIsaac
Kathleen C. Gubanich	Michael S. Miller
Paul A. Heller	James M. Norris
Martha G. King	Glenn W. Reed
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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the fund’s current prospectus.	any representation regarding the advisability of
All comparative mutual fund data are from Lipper, a	investing in such products.
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q940 022015

Annual Report | December 31, 2014

Vanguard Institutional Total Stock Market Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	60
Glossary.	62

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2014

Total
Returns
Vanguard Institutional Total Stock Market Index Fund
Institutional Shares	12.60%
Institutional Plus Shares	12.64
CRSP US Total Market Index	12.58
Multi-Cap Core Funds Average	9.58
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through December 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Institutional Total Stock Market Index Fund
Institutional Shares	$42.32	$46.78	$0.835	$0.000
Institutional Plus Shares	42.32	46.79	0.843	0.000

1

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market cleared several hurdles on its way to another year of strong gains. Several times during 2014, international conflicts and global economic troubles temporarily halted stocks’ momentum. Each decline, however, was followed by another surge forward, and the broad market finished the year near an all-time high.

Vanguard Institutional Total Stock Market Index Fund, whose mix of growth and value stocks across all market capitalizations provides investors with exposure to the entire U.S. equity market, returned more than 12% for the 12 months ended December 31, 2014. The fund closely tracked the return of its benchmark, the CRSP US Total Market Index, and outpaced the average return of its multi-cap core fund peers by about 3 percentage points.

U.S. stocks finished strongly for the sixth straight year

U.S. stocks returned nearly 13% for the 12 months ended December 31, 2014, posting gains for the sixth consecutive calendar year. Rising corporate earnings, the growing U.S. economy, and generally accommodative global monetary policies lifted domestic markets even as Europe and China faced economic challenges, tensions flared in the Middle East and Ukraine, and concerns arose over stocks’ high valuations.

2

Although the Federal Reserve ended its stimulative bond-buying program in October, investors seemed to be reassured by the Fed’s stance that it will be “patient” as it decides when to increase short-term interest rates. Other central banks—including the Bank of Japan, the European Central Bank, and the People’s Bank of China—also announced significant stimulus measures.

International stocks didn’t fare as well as their U.S. counterparts, returning about –3% in dollar terms. Their performance was hurt as many foreign currencies weakened against the U.S. dollar. Emerging-market stocks rose slightly, while stocks from the developed markets of Europe and the Pacific region retreated.

Defying analysts’ expectations, bond prices rose during the period

Bond prices received a boost from moves by many of the world’s central banks along with various global economic, market, and geopolitical challenges that drew investors to perceived safe havens. In an unexpected rebound from the previous year, the broad U.S. taxable bond market returned 5.97%.

Even with the Fed’s paring back of its bond purchases, prices climbed and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year Treasury note ended December at 2.19%, down from 2.97% at the close of December 2013.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	13.24%	20.62%	15.64%
Russell 2000 Index (Small-caps)	4.89	19.21	15.55
Russell 3000 Index (Broad U.S. market)	12.56	20.51	15.63
FTSE All-World ex US Index (International)	-3.31	9.41	4.75

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	2.66%	4.45%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.05	4.30	5.16
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

CPI
Consumer Price Index	0.76%	1.33%	1.69%

3

Municipal bonds returned 9.05%, benefiting from increased demand and generally limited supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.08%.

As for money market funds and savings accounts, their returns remained minuscule, as the Fed’s target for short-term interest rates remained between 0% and 0.25%.

Returns were generally strong, with some notable exceptions

Overall the fund’s performance was positive over the recent period. While growth and value stocks performed within a tight range, large- and mid-cap stocks surpassed small-caps by a wide margin. Sector returns ranged from as high as about 26% for both health care and utilities to as low as about –10% for the oil and gas sector.

Health care, one of the fund’s larger sectors, added the most to overall results. The industry generally profited as investors anticipated a rise in spending given the aging population and the expanded number of insured under the Affordable Care Act, although there are still concerns about the effects of regulation on the managed care industry.

New product development, mergers and acquisitions, and strategic alliances have boosted pharmaceutical and

Total Returns
Ten Years Ended December 31, 2014
Average
Annual Return
Institutional Total Stock Market Index Fund Institutional Shares	8.16%
Spliced Institutional Total Stock Market Index	8.12
Multi-Cap Core Funds Average	6.73

For a benchmark description, see the Glossary.

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

4

biotechnology companies, although the latter endured some turbulence related to high valuations earlier in the year. Innovative new products and therapies helped medical care equipment firms, and health care providers with diverse membership bases and business lines thrived.

Technology stocks also powered the fund’s return. Most segments within the sector appreciated, with hardware and semiconductor companies leading the way as demand for the smartphone, mobile technologies, and cloud-based computing grew in the United States and overseas. Results for internet companies were mixed but still positive as the race for advertising dollars and new products continued to evolve and unfold.

The financial sector, the fund’s largest, was another key to the fund’s success this year. Low interest rates and the expanding economy propelled real estate investment trusts (REITs) to returns close to 30%. This favorable environment also lifted financial services firms, banks, and insurance firms.

Vanguard’s outlook for investors: Expect less and stay balanced

In Vanguard’s recently published market outlook, global chief economist Joe Davis and his team discuss expected returns for various asset classes over the coming years. Although not bearish, our outlook on global stocks and bonds is the most guarded since 2006. The report cautions that, over the next decade, returns for a balanced portfolio are likely to be moderately below long-run historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade ending 2024 are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.6% for the same portfolio since 1926.

Even so, Vanguard firmly believes that the principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remain unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2014. Results from the model may vary with each use and over time. For more information, please see page 6.

5

Increased consumer spending lifted the economy as well as the consumer services and consumer goods sectors. The utilities sector, often unheralded, was a stalwart over the period as the severe winter led to increased earnings and low interest rates sent investors searching for higher yields.

Oil and gas stocks were the fund’s only detractors, while industrial, basic materials, and telecommunications stocks recorded single-digit returns. The entire oil and gas sector has been hurt by the drop in oil prices. With their profits cut, producers have scaled back on the projects that are the lifeblood of service firms, drillers, and equipment providers.

The fund’s broad diversification delivered a decade of solid returns

At Vanguard, we believe in being straightforward with our investors. That includes truth in labeling, which is why the name of your fund is so appropriate. It’s designed to reflect the performance of the entire U.S. stock market––all sectors, styles, and sizes. There will always be areas that outperform and underperform the broad market, and your fund’s mandate is to include them all rather than engage in the challenging, and often disappointing, business of trying to predict the standouts.

The fund’s broad diversification can benefit investors when market returns are relatively balanced across market-capitalization and style segments, and also when they’re not. The likelihood of this dynamic playing out successfully increases over time as market leaders and laggards inevitably shuffle.

Over the past ten years, Vanguard Institutional Total Stock Market Index Fund has produced an average annual return of about 8%, more than 1 percentage point

IMPORTANT: The projections and other information generated by the Vanguard Capital Markets Model regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The Vanguard Capital Markets Model® is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the Vanguard Capital Markets Model is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

6

higher than the average return of its peer group. Consistent with its objective, the fund tightly tracked its benchmark index over that period. The fund’s success in staying close to its target index is a testament to the skill of its advisor, the Equity Investment Group. The group relies on its proven portfolio management strategies to produce benchmark-tracking returns regardless of market conditions. At the same time, of course, the fund’s low costs help you keep more of the market’s returns.

To build for the long term, start with a solid foundation

As the leader of a major investment firm, I get asked a lot of questions on all kinds of topics, from the outlook for global markets to the best fund choices for an IRA. But a topic that almost never comes up—and one that I consider extremely important—is setting investment goals.

At Vanguard, we believe that following four timeless, straightforward principles can help put all investors on the right track toward investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

All four principles are essential, and the order in which they’re listed is intentional. Every good investment plan begins with clearly defined goals. (You can read more on this topic in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

Setting investment goals doesn’t have to be complicated. And being realistic about your goals—and how to meet them—can help you stick with your investment plan even when times get tough.

We’ve recently welcomed a new year, which for many means a new beginning. Now is a perfect time to make any necessary adjustments to help your organization reach its long-term financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 20, 2015

7

Institutional Total Stock Market Index Fund

Fund Profile
As of December 31, 2014

Share-Class Characteristics
Institutional		Institutional
	Shares	Plus Shares
Ticker Symbol	VITNX	VITPX
Expense Ratio[1]	0.04%	0.02%
30-Day SEC Yield	1.82%	1.84%

Portfolio Characteristics
		CRSP US
		Total Market
	Fund	Index
Number of Stocks	3,334	3,805
Median Market Cap	$48.1B	$47.9B
Price/Earnings Ratio	20.5x	20.5x
Price/Book Ratio	2.7x	2.8x
Return on Equity	18.0%	17.8%
Earnings Growth
Rate	15.4%	15.2%
Dividend Yield	1.9%	1.9%
Foreign Holdings	0.0%	0.0%
Turnover Rate	5%	—
Short-Term Reserves	0.1%	—

Sector Diversification (% of equity exposure)

		CRSP US
		Total Market
	Fund	Index
Basic Materials	2.8%	2.8%
Consumer Goods	9.9	9.9
Consumer Services	13.6	13.6
Financials	19.1	19.2
Health Care	13.2	13.2
Industrials	12.6	12.6
Oil & Gas	7.5	7.5
Technology	15.9	15.8
Telecommunications	2.0	2.0
Utilities	3.4	3.4

Volatility Measures
Spliced Inst.
Total Stock
Mkt. Idx
R-Squared	1.00
Beta	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer Hardware	2.9%
Exxon Mobil Corp.	Integrated Oil & Gas	1.7
Microsoft Corp.	Software	1.5
Google Inc.	Internet	1.3
Johnson & Johnson	Pharmaceuticals	1.3
Wells Fargo & Co.	Banks	1.3
Berkshire Hathaway Inc. Reinsurance		1.2
General Electric Co.	Diversified Industrials	1.1
Procter & Gamble Co.	Nondurable
	Household Products	1.1
JPMorgan Chase & Co.	Banks	1.0
Top Ten		14.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 28, 2014. For the fiscal year ended December 31, 2014, the expense ratios were 0.040% for Institutional Shares and 0.020% for Institutional Plus Shares.

8

Institutional Total Stock Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2004, Through December 31, 2014

Initial Investment of $100,000,000

			Average Annual Total Returns
		Periods Ended December 31, 2014
					Final Value
		One	Five	Ten	of a $100,000,000
		Year	Years	Years	Investment
	Institutional Total Stock Market Index
	Fund*Institutional Shares	12.60%	15.75%	8.16%	$219,138,853
	Spliced Institutional Total Stock
••••••••	Market Index	12.58	15.73	8.12	218,340,740
– – – –	Multi-Cap Core Funds Average	9.58	13.35	6.73	191,726,184
For a benchmark description, see the Glossary.
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $200,000,000
		Year	Years	Years	Investment
Institutional Total Stock Market Index Fund
Institutional Plus Shares		12.64%	15.77%	8.18%	$439,219,357
Spliced Institutional Total Stock Market Index		12.58	15.73	8.12	436,681,481

See Financial Highlights for dividend and capital gains information.

9

Institutional Total Stock Market Index Fund

Fiscal-Year Total Returns (%): December 31, 2004, Through December 31, 2014

Spliced Institutional Total Stock Market Index
For a benchmark description, see the Glossary.

10

Institutional Total Stock Market Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
Common Stocks (99.6%)[1]				United States Steel Corp.	266,131	7,116
Basic Materials (2.7%)				Royal Gold Inc.	112,683	7,065
EI du Pont de Nemours				Allegheny Technologies
& Co.	1,657,757	122,575		Inc.	199,007	6,919
Dow Chemical Co.	2,156,596	98,362		PolyOne Corp.	166,984	6,330
Praxair Inc.	533,290	69,093		Cytec Industries Inc.	131,884	6,089
LyondellBasell Industries				Axiall Corp.	128,422	5,454
NV Class A	732,990	58,192	*	Platform Specialty
PPG Industries Inc.	251,125	58,048		Products Corp.	232,959	5,409
Ecolab Inc.	494,318	51,666		Compass Minerals
Air Products & Chemicals				International Inc.	61,493	5,339
Inc.	352,074	50,780		Sensient Technologies
Freeport-McMoRan Inc.	1,901,261	44,413		Corp.	88,142	5,319
International Paper Co.	775,600	41,557		Domtar Corp.	118,257	4,756
Alcoa Inc.	2,162,400	34,144		Cabot Corp.	105,814	4,641
Sigma-Aldrich Corp.	218,490	29,992		KapStone Paper and
Nucor Corp.	583,829	28,637		Packaging Corp.	158,134	4,635
Mosaic Co.	586,363	26,767		Carpenter Technology
CF Industries Holdings				Corp.	92,503	4,556
Inc.	91,240	24,867		Westlake Chemical Corp.	73,272	4,476
Eastman Chemical Co.	245,525	18,626		Minerals Technologies
Newmont Mining Corp.	913,577	17,267		Inc.	63,192	4,389
Celanese Corp. Class A	282,625	16,946		HB Fuller Co.	91,972	4,096
Ashland Inc.	127,091	15,220	*	Chemtura Corp.	163,108	4,034
International Flavors			*	Polypore International Inc.	81,969	3,857
& Fragrances Inc.	148,573	15,059		Peabody Energy Corp.	497,125	3,848
CONSOL Energy Inc.	422,257	14,277		Balchem Corp.	56,271	3,750
Airgas Inc.	123,417	14,215		Commercial Metals Co.	216,288	3,523
FMC Corp.	244,507	13,944		Olin Corp.	143,441	3,266
RPM International Inc.	244,133	12,380	*	Stillwater Mining Co.	219,923	3,242
* WR Grace & Co.	129,476	12,351	*	Clearwater Paper Corp.	44,294	3,036
Rockwood Holdings Inc.	130,366	10,273		Worthington Industries
Avery Dennison Corp.	171,293	8,887		Inc.	93,161	2,803
Huntsman Corp.	380,255	8,662	*	Ferro Corp.	214,474	2,780
Albemarle Corp.	143,325	8,618	*	Century Aluminum Co.	112,777	2,752
Reliance Steel			*	Resolute Forest Products
& Aluminum Co.	136,043	8,335		Inc.	150,212	2,645
Steel Dynamics Inc.	417,727	8,246		Tronox Ltd. Class A	108,414	2,589
NewMarket Corp.	19,516	7,875		US Silica Holdings Inc.	97,599	2,507
			*	Calgon Carbon Corp.	116,700	2,425

11

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
	Neenah Paper Inc.	38,487	2,320		Noranda Aluminum
	Kaiser Aluminum Corp.	31,613	2,258		Holding Corp.	74,860	264
	Innophos Holdings Inc.	38,228	2,234	*,^	Allied Nevada Gold Corp.	302,523	263
	SunCoke Energy Inc.	113,623	2,197		FutureFuel Corp.	19,044	248
	Quaker Chemical Corp.	22,411	2,063		Friedman Industries Inc.	29,963	210
*	AK Steel Holding Corp.	344,653	2,047	*	Universal Stainless
	PH Glatfelter Co.	78,960	2,019		& Alloy Products Inc.	8,233	207
*	Cambrex Corp.	91,928	1,987	*,^	Paramount Gold and
^	Cliffs Natural Resources				Silver Corp.	194,400	198
	Inc.	276,171	1,972	*	General Moly Inc.	341,714	195
	Innospec Inc.	42,030	1,795	*	Verso Paper Corp.	52,139	179
	Globe Specialty Metals			*,^	Molycorp Inc.	189,962	167
	Inc.	102,760	1,771	^	Walter Energy Inc.	118,280	163
*	Intrepid Potash Inc.	124,757	1,732	*	Codexis Inc.	54,399	137
	Rayonier Advanced			*,^	Golden Minerals Co.	243,316	131
	Materials Inc.	76,340	1,702	*	Solitario Exploration
	Aceto Corp.	75,345	1,635		& Royalty Corp.	56,237	52
	OM Group Inc.	52,945	1,578	*	NL Industries Inc.	4,487	39
	Arch Coal Inc.	828,668	1,475	*	Ikonics Corp.	2,424	34
	Hecla Mining Co.	512,683	1,430	*	Handy & Harman Ltd.	597	27
*	Kraton Performance			*	Mines Management Inc.	48,299	23
	Polymers Inc.	66,253	1,377		United-Guardian Inc.	950	18
	A Schulman Inc.	33,583	1,361	*	Northern Technologies
*	RTI International Metals				International Corp.	800	17
	Inc.	48,986	1,237	*	Uranium Resources Inc.	8,371	16
	Deltic Timber Corp.	17,319	1,185	*	Uni-Pixel Inc.	2,531	14
*,^	Alpha Natural Resources			*	Uranerz Energy Corp.	7,505	8
	Inc.	684,547	1,143	*	Comstock Mining Inc.	9,200	7
*	Cloud Peak Energy Inc.	123,857	1,137	*	Midway Gold Corp.	9,116	7
	Haynes International Inc.	23,229	1,127	*	Metabolix Inc.	14,335	6
*	Coeur Mining Inc.	189,073	966	*	TOR Minerals
	Stepan Co.	23,367	937		International Inc.	682	5
*	Horsehead Holding Corp.	58,000	918		Centrus Energy Corp.
	Ampco-Pittsburgh Corp.	46,340	892		Class A	137	1
	Tredegar Corp.	38,585	868				1,141,652
	Koppers Holdings Inc.	33,030	858	Consumer Goods (9.8%)
	Hawkins Inc.	19,323	837		Procter & Gamble Co.	4,944,492	450,394
*	Veritiv Corp.	14,912	773		Coca-Cola Co.	7,213,558	304,556
	American Vanguard Corp.	65,548	762		PepsiCo Inc.	2,738,712	258,973
	Kronos Worldwide Inc.	56,434	735		Philip Morris International
*	LSB Industries Inc.	20,853	656		Inc.	2,843,349	231,591
*	OMNOVA Solutions Inc.	78,397	638		Altria Group Inc.	3,616,765	178,198
*	Axalta Coating Systems				NIKE Inc. Class B	1,251,584	120,340
	Ltd.	23,713	617		Colgate-Palmolive Co.	1,667,679	115,387
	Chase Corp.	16,107	580		Ford Motor Co.	6,916,499	107,206
	Wausau Paper Corp.	42,028	478		Mondelez International
*	Senomyx Inc.	66,934	402		Inc. Class A	2,920,519	106,088
*	Rentech Inc.	295,689	373		Monsanto Co.	885,856	105,833
	KMG Chemicals Inc.	18,032	361		General Motors Co.	2,352,146	82,113
	Zep Inc.	23,017	349		Kimberly-Clark Corp.	681,580	78,750
*	Penford Corp.	18,568	347		Kraft Foods Group Inc.	1,078,285	67,565
	Olympic Steel Inc.	19,107	340		Archer-Daniels-Midland
*	Westmoreland Coal Co.	10,000	332		Co.	1,178,145	61,264
	Gold Resource Corp.	87,301	295		General Mills Inc.	1,105,935	58,980
					Johnson Controls Inc.	1,219,100	58,931

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
VF Corp.	632,260	47,356	DR Horton Inc.	601,936	15,223
Lorillard Inc.	658,879	41,470	McCormick & Co. Inc.	204,343	15,183
Delphi Automotive plc	546,882	39,769	Energizer Holdings Inc.	113,784	14,628
Reynolds American Inc.	583,381	37,494	Snap-on Inc.	106,353	14,543
Mead Johnson Nutrition			Goodyear Tire & Rubber
Co.	369,757	37,175	Co.	502,531	14,357
* Tesla Motors Inc.	160,471	35,690	Lear Corp.	146,090	14,328
Estee Lauder Cos. Inc.			* LKQ Corp.	499,659	14,050
Class A	423,927	32,303	Harman International
* Monster Beverage Corp.	276,791	29,990	Industries Inc.	125,407	13,382
Kellogg Co.	455,907	29,835	PulteGroup Inc.	618,782	13,279
Keurig Green Mountain			Lennar Corp. Class A	295,778	13,254
Inc.	222,978	29,521	Leucadia National Corp.	574,519	12,881
* Constellation Brands Inc.			Hormel Foods Corp.	241,703	12,593
Class A	295,470	29,006	Hasbro Inc.	209,780	11,536
Genuine Parts Co.	266,878	28,441	* WABCO Holdings Inc.	108,804	11,400
ConAgra Foods Inc.	779,299	28,273	* WhiteWave Foods Co.
Whirlpool Corp.	142,909	27,687	Class A	318,923	11,159
Stanley Black & Decker			Ingredion Inc.	131,482	11,155
Inc.	286,682	27,544	* Hain Celestial Group Inc.	184,600	10,760
Hershey Co.	264,088	27,447	Leggett & Platt Inc.	251,855	10,732
* Michael Kors Holdings			* Middleby Corp.	104,811	10,387
Ltd.	358,013	26,887	* Toll Brothers Inc.	292,928	10,039
Harley-Davidson Inc.	397,167	26,177	* NVR Inc.	7,242	9,236
Dr Pepper Snapple Group			Gentex Corp.	254,437	9,193
Inc.	356,681	25,567	Brunswick Corp.	170,124	8,721
* Electronic Arts Inc.	542,587	25,510	* lululemon athletica Inc.	156,023	8,705
Clorox Co.	237,439	24,744	* Visteon Corp.	81,033	8,659
Bunge Ltd.	252,768	22,979	* Fossil Group Inc.	78,009	8,639
BorgWarner Inc.	417,236	22,927	Carter’s Inc.	91,980	8,031
Tyson Foods Inc.			Avon Products Inc.	798,466	7,498
Class A	560,722	22,479	* Kate Spade & Co.	232,469	7,441
* Under Armour Inc.			Dana Holding Corp.	309,920	6,738
Class A	322,869	21,923	* TreeHouse Foods Inc.	73,554	6,291
Ralph Lauren Corp.			* Tenneco Inc.	110,726	6,268
Class A	112,719	20,871	Flowers Foods Inc.	326,336	6,262
* TRW Automotive			* Tempur Sealy
Holdings Corp.	202,705	20,848	International Inc.	111,507	6,123
Hanesbrands Inc.	183,002	20,427	Pinnacle Foods Inc.	170,167	6,007
Molson Coors Brewing			* Deckers Outdoor Corp.	60,271	5,487
Co. Class B	267,091	19,904	* Darling Ingredients Inc.	301,276	5,471
PVH Corp.	151,152	19,373	Scotts Miracle-Gro Co.
Church & Dwight Co. Inc.	245,091	19,316	Class A	83,557	5,207
Mattel Inc.	621,615	19,236	Wolverine World Wide
Newell Rubbermaid Inc.	500,072	19,048	Inc.	176,586	5,204
Coach Inc.	505,621	18,991	Tupperware Brands Corp.	82,150	5,175
Activision Blizzard Inc.	920,507	18,548	Pool Corp.	75,672	4,801
JM Smucker Co.	177,533	17,927	* Boston Beer Co. Inc.
Coca-Cola Enterprises Inc.	403,729	17,853	Class A	16,263	4,709
* Mohawk Industries Inc.	113,700	17,664	Thor Industries Inc.	83,018	4,638
Brown-Forman Corp.			Herbalife Ltd.	117,767	4,440
Class B	188,891	16,592	Nu Skin Enterprises Inc.
Polaris Industries Inc.	109,471	16,556	Class A	97,640	4,267
Campbell Soup Co.	373,833	16,449	* Skechers U.S.A. Inc.
* Jarden Corp.	334,833	16,032	Class A	75,757	4,186

13

Institutional Total Stock Market Index Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
	HNI Corp.	81,509	4,162	* Blount International Inc.	100,139	1,759
*	Take-Two Interactive			Standard Motor Products
	Software Inc.	146,197	4,098	Inc.	45,859	1,748
*	TRI Pointe Homes Inc.	265,632	4,051	* Seaboard Corp.	404	1,696
*	Post Holdings Inc.	91,166	3,819	* Cavco Industries Inc.	21,001	1,665
	Spectrum Brands			* Unifi Inc.	55,211	1,641
	Holdings Inc.	38,531	3,687	* Beazer Homes USA Inc.	82,839	1,604
*,^	GoPro Inc. Class A	57,076	3,608	Nutrisystem Inc.	79,297	1,550
	Cooper Tire & Rubber Co.	103,209	3,576	* Chiquita Brands
*	Zynga Inc. Class A	1,333,385	3,547	International Inc.	106,986	1,547
*	G-III Apparel Group Ltd.	34,859	3,521	* Tumi Holdings Inc.	64,575	1,532
	Lancaster Colony Corp.	37,243	3,487	Movado Group Inc.	52,645	1,494
*	Steven Madden Ltd.	106,363	3,386	* Medifast Inc.	41,923	1,407
	Ryland Group Inc.	84,384	3,254	* Motorcar Parts of America
*	Helen of Troy Ltd.	49,515	3,221	Inc.	45,046	1,400
^	Sanderson Farms Inc.	37,983	3,192	Inter Parfums Inc.	50,340	1,382
	Dean Foods Co.	163,210	3,163	* Federal-Mogul Holdings
	Snyder’s-Lance Inc.	102,905	3,144	Corp.	85,433	1,375
*	Pilgrim’s Pride Corp.	95,356	3,127	John B Sanfilippo
	Herman Miller Inc.	102,524	3,017	& Son Inc.	29,175	1,327
	B&G Foods Inc.	97,234	2,907	* Nautilus Inc.	87,152	1,323
	KB Home	173,632	2,874	Arctic Cat Inc.	37,179	1,320
	Vector Group Ltd.	133,922	2,854	* USANA Health Sciences
*	American Axle			Inc.	12,667	1,299
	& Manufacturing			* Jamba Inc.	83,790	1,264
	Holdings Inc.	126,229	2,852	* Diamond Foods Inc.	44,706	1,262
*	Iconix Brand Group Inc.	84,227	2,846	Oxford Industries Inc.	22,805	1,259
	La-Z-Boy Inc.	104,864	2,815	* Modine Manufacturing Co.	91,007	1,238
*	Dorman Products Inc.	57,201	2,761	Coca-Cola Bottling Co.
	J&J Snack Foods Corp.	25,083	2,728	Consolidated	13,723	1,208
	Andersons Inc.	51,270	2,724	Callaway Golf Co.	150,875	1,162
	Cal-Maine Foods Inc.	69,220	2,702	* Universal Electronics Inc.	17,849	1,161
*	TiVo Inc.	213,588	2,529	Bassett Furniture
*	Select Comfort Corp.	92,887	2,511	Industries Inc.	59,336	1,158
*	ACCO Brands Corp.	278,611	2,510	* DTS Inc.	37,227	1,145
*	Drew Industries Inc.	48,695	2,487	Calavo Growers Inc.	24,089	1,139
	Steelcase Inc. Class A	138,454	2,485	Winnebago Industries Inc.	49,197	1,071
	Schweitzer-Mauduit			* Farmer Bros Co.	36,337	1,070
	International Inc.	56,313	2,382	* Central Garden and Pet Co.
*	Meritage Homes Corp.	65,702	2,365	Class A	107,054	1,022
*	iRobot Corp.	67,152	2,332	* Boulder Brands Inc.	92,342	1,021
	Columbia Sportswear Co.	51,510	2,294	Tootsie Roll Industries Inc.	32,818	1,006
	Interface Inc. Class A	138,984	2,289	* Elizabeth Arden Inc.	46,104	986
	Fresh Del Monte Produce			* Perry Ellis International Inc.	37,125	963
	Inc.	67,479	2,264	* Eastman Kodak Co.	43,352	941
	Coty Inc. Class A	102,300	2,114	Alico Inc.	18,161	909
*	Standard Pacific Corp.	280,298	2,043	* Cooper-Standard Holding
	Briggs & Stratton Corp.	99,843	2,039	Inc.	15,593	903
*	Gentherm Inc.	54,981	2,013	Lennar Corp. Class B	24,672	891
	Universal Corp.	45,706	2,010	Superior Industries
*	Crocs Inc.	160,171	2,001	International Inc.	38,358	759
	Ethan Allen Interiors Inc.	64,066	1,984	Cherokee Inc.	37,406	724
	Knoll Inc.	93,603	1,982	* Revlon Inc. Class A	20,904	714
	MDC Holdings Inc.	74,730	1,978	* RealD Inc.	60,308	712
	WD-40 Co.	22,591	1,922

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	Taylor Morrison Home			*	Nutraceutical International
	Corp. Class A	36,870	696		Corp.	6,463	139
	Flexsteel Industries Inc.	20,912	674		Orchids Paper Products
	Titan International Inc.	61,015	649		Co.	4,683	136
*	Vera Bradley Inc.	31,393	640	*,^	Quantum Fuel Systems
*	Libbey Inc.	20,212	635		Technologies Worldwide
*	M/I Homes Inc.	25,860	594		Inc.	60,260	126
*	Fuel Systems Solutions			*	Craft Brew Alliance Inc.	8,811	118
	Inc.	53,961	590	*,^	S&W Seed Co.	27,184	109
*	Hovnanian Enterprises Inc.			*	Skullcandy Inc.	11,413	105
	Class A	141,528	585	*	LoJack Corp.	32,222	82
	Blyth Inc.	61,814	566	*	Comstock Holding Cos.
*	Central Garden and Pet Co.	58,888	517		Inc. Class A	77,650	80
	Strattec Security Corp.	5,741	474	*	William Lyon Homes
*	Stoneridge Inc.	36,571	470		Class A	3,940	80
*	Dixie Group Inc.	49,812	457	*	Lifevantage Corp.	61,122	79
*	Shiloh Industries Inc.	28,486	448	*	Summer Infant Inc.	22,600	74
	Culp Inc.	19,518	423	*	Natural Alternatives
*	JAKKS Pacific Inc.	57,538	391		International Inc.	12,166	65
*	LeapFrog Enterprises Inc.	82,851	391	*	Wayfair Inc.	3,031	60
*	Lifeway Foods Inc.	20,817	386	*	Malibu Boats Inc. Class A	3,100	60
*	Alliance One International			*	Delta Apparel Inc.	5,153	52
	Inc.	242,577	383	*	Freshpet Inc.	3,032	52
*	National Beverage Corp.	16,899	382	*	Seneca Foods Corp.
*	Omega Protein Corp.	35,618	376		Class A	1,806	49
	Marine Products Corp.	43,390	366	*	Ceres Inc.	192,728	46
*	Tower International Inc.	13,950	356		Rocky Brands Inc.	3,399	45
*	Quiksilver Inc.	161,250	356	*	Stanley Furniture Co. Inc.	15,291	42
*	Core Molding			*,^	Clean Diesel Technologies
	Technologies Inc.	21,460	299		Inc.	22,810	41
	Weyco Group Inc.	9,687	287		Nature’s Sunshine
	National Presto Industries				Products Inc.	2,785	41
	Inc.	4,899	284		Emerson Radio Corp.	37,808	40
	Hooker Furniture Corp.	15,189	261	*	CCA Industries Inc.	11,733	39
*	Glu Mobile Inc.	66,471	259	*	US Auto Parts Network
*	Inventure Foods Inc.	18,959	242		Inc.	16,787	39
*	Black Diamond Inc.	27,241	238	*	Rock Creek
	Limoneira Co.	9,066	226		Pharmaceuticals Inc.	180,428	33
*	ZAGG Inc.	33,148	225		Acme United Corp.	1,375	27
*,^	American Apparel Inc.	217,333	224	*	WCI Communities Inc.	1,200	23
	LS Starrett Co. Class A	11,175	223		Crown Crafts Inc.	2,061	16
	Escalade Inc.	13,847	209	*	Skyline Corp.	3,395	14
	Female Health Co.	52,315	205		Compx International Inc.	1,065	13

*	Vince Holding Corp. 7,741 202 * Reliv International Inc. 10,512 12
*	Primo Water Corp. 40,617 175 * Willamette Valley

Oil-Dri Corp. of America	5,275	172	Vineyards Inc.	1,400	8
* Mannatech Inc.	6,299	168	* Cyanotech Corp.	997	7
Griffin Land & Nurseries			* Crystal Rock Holdings Inc.	7,780	6
Inc.	5,467	164	Golden Enterprises Inc.	755	3
MGP Ingredients Inc.	10,002	159	* Joe’s Jeans Inc.	398	—
Johnson Outdoors Inc.					4,081,114
Class A	5,006	156	Consumer Services (13.6%)
Lifetime Brands Inc.	8,735	150	Walt Disney Co.	2,792,670	263,042
* Coffee Holding Co. Inc.	27,694	142	Comcast Corp. Class A	4,405,049	255,537
			Wal-Mart Stores Inc.	2,948,391	253,208

15

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Home Depot Inc.	2,411,569	253,142	Nielsen NV	559,384	25,021
* Amazon.com Inc.	677,834	210,366	* Charter Communications
CVS Health Corp.	2,097,816	202,041	Inc. Class A	150,164	25,020
McDonald’s Corp.	1,780,843	166,865	* Bed Bath & Beyond Inc.	322,048	24,530
Time Warner Inc.	1,457,696	124,516	* Liberty Interactive Corp.
Lowe’s Cos. Inc.	1,806,322	124,275	Class A	777,470	22,873
Twenty-First Century Fox			Wynn Resorts Ltd.	148,456	22,084
Inc. Class A	3,220,508	123,684	Royal Caribbean Cruises
* Walgreens Boots Alliance			Ltd.	265,817	21,911
Inc.	1,557,184	118,657	Kohl’s Corp.	355,901	21,724
* eBay Inc.	2,046,047	114,824	Tiffany & Co.	201,805	21,565
Costco Wholesale Corp.	801,085	113,554	Staples Inc.	1,177,302	21,333
* Priceline Group Inc.	95,781	109,210	Advance Auto Parts Inc.	133,711	21,297
Starbucks Corp.	1,300,892	106,738	Best Buy Co. Inc.	545,335	21,257
Target Corp.	1,165,569	88,478	Nordstrom Inc.	265,116	21,048
McKesson Corp.	424,300	88,076	Tractor Supply Co.	251,481	19,822
TJX Cos. Inc.	1,204,737	82,621	Wyndham Worldwide
* DIRECTV	919,070	79,683	Corp.	228,809	19,623
Time Warner Cable Inc.	513,297	78,052	Signet Jewelers Ltd.	146,947	19,334
Delta Air Lines Inc.	1,532,179	75,368	* Hilton Worldwide Holdings
American Airlines Group			Inc.	720,328	18,793
Inc.	1,311,671	70,345	Gap Inc.	439,105	18,491
Yum! Brands Inc.	800,637	58,326	* Hertz Global Holdings Inc.	738,192	18,410
Kroger Co.	853,806	54,823	* Discovery
Southwest Airlines Co.	1,242,940	52,601	Communications Inc.	510,010	17,198
Viacom Inc. Class B	676,615	50,915	H&R Block Inc.	504,674	16,997
Cardinal Health Inc.	605,677	48,896	Comcast Corp.	291,952	16,806
CBS Corp. Class B	847,889	46,922	Interpublic Group of Cos.
* United Continental			Inc.	770,095	15,995
Holdings Inc.	679,728	45,467	Expedia Inc.	177,777	15,175
Sysco Corp.	1,075,812	42,699	* TripAdvisor Inc.	202,928	15,151
Las Vegas Sands Corp.	733,329	42,650	Safeway Inc.	422,846	14,850
Macy’s Inc.	646,254	42,491	PetSmart Inc.	182,411	14,829
L Brands Inc.	455,874	39,456	Foot Locker Inc.	263,133	14,783
* Dollar General Corp.	555,708	39,289	Alaska Air Group Inc.	243,264	14,537
* Chipotle Mexican Grill Inc.			* MGM Resorts
Class A	56,897	38,947	International	674,833	14,428
* AutoZone Inc.	58,588	36,272	* Ulta Salon Cosmetics
* Netflix Inc.	104,765	35,789	& Fragrance Inc.	112,019	14,321
Omnicom Group Inc.	454,835	35,236	Family Dollar Stores Inc.	178,370	14,129
Ross Stores Inc.	367,247	34,617	* News Corp. Class A	898,497	14,097
Carnival Corp.	759,274	34,418	* Sirius XM Holdings Inc.	4,019,581	14,069
AmerisourceBergen Corp.			* IHS Inc. Class A	118,614	13,508
Class A	381,155	34,365	* Rite Aid Corp.	1,795,097	13,499
* O’Reilly Automotive Inc.	176,944	34,083	Gannett Co. Inc.	413,332	13,198
Whole Foods Market Inc.	658,316	33,192	* Liberty Media Corp.	376,451	13,187
Marriott International Inc.			Omnicare Inc.	179,085	13,061
Class A	364,046	28,407	* Avis Budget Group Inc.	194,333	12,890
* DISH Network Corp.			Darden Restaurants Inc.	219,321	12,859
Class A	386,611	28,180	Williams-Sonoma Inc.	155,118	11,739
* CarMax Inc.	400,407	26,659	Scripps Networks
Starwood Hotels			Interactive Inc. Class A	145,265	10,934
& Resorts Worldwide			FactSet Research
Inc.	326,829	26,496	Systems Inc.	73,190	10,301

*	Dollar Tree Inc. 358,549 25,235 * Spirit Airlines Inc. 133,061 10,057

16

Institutional Total Stock Market Index Fund

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
Domino’s Pizza Inc.	100,688	9,482		CST Brands Inc.	134,944	5,885
* Discovery				Dillard’s Inc. Class A	46,480	5,818
Communications Inc.			*	Apollo Education Group
Class A	272,883	9,401		Inc.	168,229	5,738
KAR Auction Services Inc.	257,649	8,928		Jack in the Box Inc.	70,709	5,654
* Madison Square Garden			*,^	SolarCity Corp.	105,403	5,637
Co. Class A	117,015	8,807		DSW Inc. Class A	150,450	5,612
Dick’s Sporting Goods Inc.	177,109	8,793		Six Flags Entertainment
* Sally Beauty Holdings Inc.	283,863	8,726		Corp.	129,667	5,595
Aramark	279,229	8,698	*	Murphy USA Inc.	79,449	5,471
* AutoNation Inc.	141,424	8,543		Lions Gate Entertainment
* Office Depot Inc.	985,293	8,449		Corp.	153,653	4,920
Service Corp. International	362,143	8,221		Sotheby’s	113,606	4,905
* Panera Bread Co. Class A	46,843	8,188		John Wiley & Sons Inc.
Dunkin’ Brands Group Inc.	191,344	8,161		Class A	82,135	4,866
Dun & Bradstreet Corp.	65,941	7,976	*	Cabela’s Inc.	91,020	4,798
Lamar Advertising Co.				DeVry Education Group
Class A	147,876	7,932		Inc.	99,334	4,715
Cablevision Systems Corp.			*	Starz	157,739	4,685
Class A	381,602	7,876	*	HomeAway Inc.	155,339	4,626
International Game			*	Bloomin’ Brands Inc.	183,983	4,555
Technology	452,578	7,807		Wendy’s Co.	501,745	4,531
GNC Holdings Inc.				Time Inc.	179,590	4,420
Class A	162,770	7,644		HSN Inc.	57,660	4,382
* Copart Inc.	207,895	7,586		Chico’s FAS Inc.	265,937	4,311
* VCA Inc.	148,549	7,245	*	Hyatt Hotels Corp.
* JetBlue Airways Corp.	453,641	7,195		Class A	71,337	4,295
* Groupon Inc. Class A	856,658	7,076		American Eagle Outfitters
^ GameStop Corp. Class A	207,085	6,999		Inc.	302,390	4,197
Brinker International Inc.	117,339	6,887	*	Burlington Stores Inc.	88,797	4,197
Graham Holdings Co.			*	Asbury Automotive Group
Class B	7,912	6,834		Inc.	54,764	4,158
Cinemark Holdings Inc.	190,438	6,776		Big Lots Inc.	102,573	4,105
* AMC Networks Inc.				Cheesecake Factory Inc.	81,497	4,100
Class A	105,378	6,720		Aaron’s Inc.	132,707	4,057
* Live Nation Entertainment			*	Houghton Mifflin Harcourt
Inc.	256,948	6,709		Co.	194,206	4,022
* United Natural Foods Inc.	86,693	6,704	*	Grand Canyon Education
* Urban Outfitters Inc.	189,897	6,671		Inc.	85,450	3,987
* Sprouts Farmers Market				Rollins Inc.	119,876	3,968
Inc.	194,399	6,606		Extended Stay America
* Pandora Media Inc.	361,638	6,448		Inc.	205,028	3,959
Casey’s General Stores				Dolby Laboratories Inc.
Inc.	70,799	6,395		Class A	89,845	3,874
* Buffalo Wild Wings Inc.	34,648	6,250		Texas Roadhouse Inc.
Cracker Barrel Old				Class A	114,675	3,871
Country Store Inc.	43,760	6,160		Allegiant Travel Co.
* Norwegian Cruise Line				Class A	25,660	3,857
Holdings Ltd.	130,411	6,098		Abercrombie & Fitch Co.	131,993	3,780
* Liberty Media Corp.				Hillenbrand Inc.	109,176	3,767
Class A	172,116	6,071	*	SUPERVALU Inc.	382,207	3,707
Vail Resorts Inc.	66,368	6,048		Meredith Corp.	68,016	3,695
* Yelp Inc. Class A	108,730	5,951		Men’s Wearhouse Inc.	83,472	3,685
* Restoration Hardware			*	Life Time Fitness Inc.	64,495	3,652
Holdings Inc.	61,431	5,898	*	Five Below Inc.	89,413	3,651

17

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
	Penske Automotive Group				Scholastic Corp.	66,419	2,419
	Inc.	74,383	3,650	*	Denny’s Corp.	233,786	2,410
	Group 1 Automotive Inc.	40,077	3,592	*	BJ’s Restaurants Inc.	47,402	2,380
	Choice Hotels				Matthews International
	International Inc.	63,976	3,584		Corp. Class A	48,554	2,363
	Lithia Motors Inc. Class A	41,202	3,572	*	Belmond Ltd. Class A	190,886	2,361
	Sinclair Broadcast Group				Capella Education Co.	30,513	2,348
	Inc. Class A	130,352	3,566	*	Pantry Inc.	63,315	2,346
	Marriott Vacations				Cato Corp. Class A	55,296	2,332
	Worldwide Corp.	46,474	3,464	*	Hibbett Sports Inc.	46,883	2,271
	Rent-A-Center Inc.	92,204	3,349		Guess? Inc.	107,191	2,260
*	Fresh Market Inc.	79,697	3,284	*	comScore Inc.	47,857	2,222
	PriceSmart Inc.	35,926	3,277		Children’s Place Inc.	38,863	2,215
	Papa John’s International				SeaWorld Entertainment
	Inc.	58,363	3,257		Inc.	122,510	2,193
	New York Times Co.			*	Pinnacle Entertainment
	Class A	246,233	3,255		Inc.	98,259	2,186
*,^	JC Penney Co. Inc.	501,858	3,252	*,^	Sears Holdings Corp.	64,212	2,118
	DineEquity Inc.	31,185	3,232	*	Express Inc.	143,707	2,111
*	Genesco Inc.	41,890	3,210	*	La Quinta Holdings Inc.	93,557	2,064
	Brown Shoe Co. Inc.	99,404	3,196	*	Bright Horizons Family
*	Popeyes Louisiana				Solutions Inc.	43,503	2,045
	Kitchen Inc.	56,728	3,192		Finish Line Inc. Class A	83,640	2,033
*	WebMD Health Corp.	80,314	3,176	*	Boyd Gaming Corp.	158,622	2,027
	Monro Muffler Brake Inc.	54,902	3,173		Sonic Corp.	71,555	1,948
	Chemed Corp.	29,981	3,168	*	Fiesta Restaurant Group
*	Lumber Liquidators				Inc.	31,780	1,932
	Holdings Inc.	47,142	3,126	*	Barnes & Noble Inc.	81,523	1,893
	Regal Entertainment				Core-Mark Holding Co. Inc.	30,514	1,890
	Group Class A	144,007	3,076	*	Rush Enterprises Inc.
	Churchill Downs Inc.	32,222	3,071		Class A	57,511	1,843
	AMERCO	10,614	3,017	*	Biglari Holdings Inc.	4,604	1,839
*	Constant Contact Inc.	81,138	2,978	*	Gray Television Inc.	161,952	1,814
*	Ascena Retail Group Inc.	235,042	2,952		SpartanNash Co.	67,177	1,756
*	Shutterfly Inc.	70,696	2,948	*	Strayer Education Inc.	23,584	1,752
	Bob Evans Farms Inc.	56,008	2,866	*	Red Robin Gourmet
*	Acxiom Corp.	138,989	2,817		Burgers Inc.	22,723	1,749
*	DreamWorks Animation				Clear Channel Outdoor
	SKG Inc. Class A	125,874	2,811		Holdings Inc. Class A	164,944	1,747
*	Hawaiian Holdings Inc.	107,497	2,800	*	American Public Education
*	ANN Inc.	75,712	2,762		Inc.	46,128	1,701
	Buckle Inc.	52,228	2,743	*	Carmike Cinemas Inc.	63,335	1,664
	Nexstar Broadcasting			*	Weight Watchers
	Group Inc. Class A	51,604	2,673		International Inc.	65,212	1,620
	Pier 1 Imports Inc.	166,926	2,571	*	GrubHub Inc.	43,903	1,595
*	Caesars Acquisition Co.			*	Media General Inc.	94,547	1,582
	Class A	249,324	2,571	*	Regis Corp.	93,866	1,573
	Twenty-First Century Fox			*	Lands’ End Inc.	28,689	1,548
	Inc.	67,534	2,491	*	Ascent Capital Group Inc.
*	Beacon Roofing Supply				Class A	29,107	1,541
	Inc.	89,266	2,482		Interval Leisure Group Inc.	73,647	1,538
*	Vitamin Shoppe Inc.	50,717	2,464	*	Francesca’s Holdings Corp.	91,799	1,533
*	Krispy Kreme Doughnuts			*	Tuesday Morning Corp.	67,771	1,471
	Inc.	124,623	2,460	*	Penn National Gaming Inc.	104,846	1,440
	Morningstar Inc.	37,546	2,430	*	Blue Nile Inc.	39,408	1,419

18

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	Scientific Games Corp.			*	Cumulus Media Inc.
	Class A	110,312	1,404		Class A	199,454	844
	International Speedway			*	Entercom Communications
	Corp. Class A	44,335	1,403		Corp. Class A	68,038	827
	Ingles Markets Inc.			*	Ruby Tuesday Inc.	120,012	821
	Class A	36,995	1,372	*	Stamps.com Inc.	17,056	819
	Carriage Services Inc.			*	Kirkland’s Inc.	33,879	801
	Class A	64,916	1,360		Big 5 Sporting Goods Corp.	53,927	789
	National CineMedia Inc.	93,533	1,344		CSS Industries Inc.	28,060	776
*	Angie’s List Inc.	215,609	1,343		Stage Stores Inc.	36,773	761
*	America’s Car-Mart Inc.	24,768	1,322	*	MarineMax Inc.	37,356	749
*	Orbitz Worldwide Inc.	153,559	1,264		Harte-Hanks Inc.	95,721	741
*	XO Group Inc.	69,131	1,259	*	Steiner Leisure Ltd.	15,418	712
*	Build-A-Bear Workshop			*	Journal Communications
	Inc.	62,203	1,250		Inc. Class A	60,918	696
*	Diamond Resorts			*	Famous Dave’s of
	International Inc.	44,388	1,238		America Inc.	25,956	682
	PetMed Express Inc.	85,475	1,228		AMC Entertainment
*	zulily Inc. Class A	52,225	1,222		Holdings Inc.	25,100	657
	SkyWest Inc.	90,867	1,207	*	Christopher & Banks Corp.	112,521	642
*	ServiceMaster Global				Marcus Corp.	32,726	606
	Holdings Inc.	42,761	1,145	*	Chuy’s Holdings Inc.	30,588	602
	Sabre Corp.	56,064	1,136	*	Isle of Capri Casinos Inc.	71,209	596
	Sonic Automotive Inc.			*	Natural Grocers by Vitamin
	Class A	41,616	1,125		Cottage Inc.	21,003	592
*	FTD Cos. Inc.	32,181	1,121	*	Coupons.com Inc.	33,172	589
*	Career Education Corp.	160,577	1,118	*	Michaels Cos. Inc.	22,489	556
*	1-800-Flowers.com Inc.			*	Liquidity Services Inc.	68,010	556
	Class A	135,058	1,113	*	Sizmek Inc.	88,164	552
*	TrueCar Inc.	48,300	1,106	*	RetailMeNot Inc.	36,600	535
*	Mattress Firm Holding				Ruth’s Hospitality Group
	Corp.	18,751	1,089		Inc.	35,599	534
	New Media Investment			*	Chefs’ Warehouse Inc.	22,980	529
	Group Inc.	45,775	1,082	*,^	Titan Machinery Inc.	35,780	499
*	Overstock.com Inc.	43,969	1,067		Marchex Inc. Class B	107,295	492
*,^	Caesars Entertainment			^	Bon-Ton Stores Inc.	65,872	488
	Corp.	66,883	1,049		Entravision
	MDC Partners Inc.				Communications Corp.
	Class A	45,352	1,030		Class A	75,157	487
	Fred’s Inc. Class A	59,047	1,028	*	Destination XL Group Inc.	88,423	483
*	Pep Boys-Manny Moe				Collectors Universe Inc.	23,093	482
	& Jack	104,586	1,027		Shoe Carnival Inc.	18,658	479
	AH Belo Corp. Class A	93,630	972		Speedway Motorsports Inc.	21,588	472
	Weis Markets Inc.	19,554	935	*	Del Frisco’s Restaurant
*	Dex Media Inc.	102,852	923		Group Inc.	19,379	460
*	Republic Airways Holdings			*	K12 Inc.	38,674	459
	Inc.	62,776	916	*	Bravo Brio Restaurant
*	Zumiez Inc.	23,621	912		Group Inc.	32,592	453
*	Citi Trends Inc.	35,892	906	*	EVINE Live Inc.	67,489	445
*	EW Scripps Co. Class A	40,206	899		TheStreet Inc.	181,048	431
*,^	Clean Energy Fuels Corp.	175,824	878	*	Century Casinos Inc.	84,816	428
	Haverty Furniture Cos. Inc.	39,871	878	*	Lee Enterprises Inc.	116,135	427
*	Conn’s Inc.	46,590	871		Stein Mart Inc.	29,159	426
*	Autobytel Inc.	78,728	858		Courier Corp.	27,577	411
*	Bankrate Inc.	68,885	856

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*,^	ITT Educational Services			*	Speed Commerce Inc.	39,661	123
	Inc.	41,337	397	*	Cambium Learning Group
*	hhgregg Inc.	52,111	394		Inc.	55,883	93
*	Noodles & Co. Class A	14,800	390	*	New York & Co. Inc.	34,183	90
*	Bridgepoint Education Inc.	32,209	365	*	Container Store Group Inc.	4,572	87
	World Wrestling			*,^	RadioShack Corp.	233,675	86
	Entertainment Inc.			*	Ignite Restaurant Group
	Class A	29,441	363		Inc.	10,689	84
	Town Sports International			*	Empire Resorts Inc.	10,778	84
	Holdings Inc.	60,435	360		Village Super Market Inc.
*	McClatchy Co. Class A	107,747	358		Class A	3,022	83
*	Daily Journal Corp.	1,260	331		Ark Restaurants Corp.	3,601	81
*	RealNetworks Inc.	45,580	321		Salem Communications
*	Carrols Restaurant Group				Corp. Class A	10,229	80
	Inc.	41,511	317	*	ReachLocal Inc.	22,010	76
*	Pacific Sunwear of			*	Ambassadors Group Inc.	27,931	70
	California Inc.	144,155	314		CBS Corp. Class A	1,214	68
*	Morgans Hotel Group Co.	39,926	313	*	Diplomat Pharmacy Inc.	2,310	63
*	Monarch Casino & Resort			*	Red Lion Hotels Corp.	9,601	61
	Inc.	18,767	311	*	Travelzoo Inc.	4,212	53
*	Aeropostale Inc.	133,279	309	*	Geeknet Inc.	6,365	53
*	Demand Media Inc.	49,340	302	*	SFX Entertainment Inc.	11,587	52
*	Cosi Inc.	182,333	290	*	Potbelly Corp.	3,957	51
*	Providence Service Corp.	7,930	289	*	Perfumania Holdings Inc.	8,079	49
	Destination Maternity			*,^	YOU On Demand Holdings
	Corp.	17,667	282		Inc.	23,900	49
*,^	Pizza Inn Holdings Inc.	39,164	278	*	PDI Inc.	26,259	47
	bebe stores inc	124,638	273	*	El Pollo Loco Holdings Inc.	2,312	46
*	Gaiam Inc. Class A	35,786	255	*	Everyday Health Inc.	3,048	45
	Tribune Publishing Co.	11,100	254	*	Eldorado Resorts Inc.	11,023	45
*	Global Eagle			*	Sears Hometown and
	Entertainment Inc.	18,249	248		Outlet Stores Inc.	3,353	44
*,^	Fairway Group Holdings			*	Dover Downs Gaming
	Corp.	73,715	232		& Entertainment Inc.	52,774	44
*	SP Plus Corp.	8,985	227	*	Radio One Inc.	25,730	43
*	Reading International Inc.			*	RCI Hospitality Holdings
	Class A	16,571	220		Inc.	3,964	40
*,^	Tile Shop Holdings Inc.	24,203	215	*	Learning Tree International
	ClubCorp Holdings Inc.	11,400	204		Inc.	20,728	36
*	Martha Stewart Living			*	Dover Saddlery Inc.	7,100	35
	Omnimedia Inc. Class A	45,478	196	*	Gordmans Stores Inc.	12,663	35
*	Spark Networks Inc.	53,035	190	*	News Corp. Class B	2,015	30
*	Care.com Inc.	22,685	188		Trans World Entertainment
*	QuinStreet Inc.	27,046	164		Corp.	9,095	30
*	Luby’s Inc.	33,656	153	*	Boot Barn Holdings Inc.	1,517	28
	Frisch’s Restaurants Inc.	5,660	152	*	Insignia Systems Inc.	7,050	25
*	Diversified Restaurant				Beasley Broadcast Group
	Holdings Inc.	29,066	150		Inc. Class A	3,626	19
*	West Marine Inc.	11,266	146	*	Emmis Communications
*	Liberty Tax Inc.	4,055	145		Corp. Class A	8,800	16
*	Smart & Final Stores Inc.	9,075	143		National American
	Saga Communications Inc.				University Holdings Inc.	5,908	16
	Class A	3,223	140		Dover Motorsports Inc.	5,809	15
*	Zoe’s Kitchen Inc.	4,634	139	*	Bacterin International
*	Books-A-Million Inc.	77,721	133		Holdings Inc.	3,683	11

20

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
* Lakes Entertainment Inc.	1,523	10	CME Group Inc.	585,614	51,915
* Corinthian Colleges Inc.	107,005	7	BB&T Corp.	1,318,105	51,261
* Tilly’s Inc. Class A	603	6	Public Storage	268,733	49,675
Educational Development			Aon plc	521,857	49,488
Corp.	1,122	5	Crown Castle International
* Gaming Partners			Corp.	610,988	48,085
International Corp.	609	5	Aflac Inc.	783,491	47,863
* Wet Seal Inc. Class A	76,247	5	Equity Residential	663,197	47,644
* DGSE Cos. Inc.	3,814	5	Health Care REIT Inc.	601,164	45,490
* Radio One Inc. Class A	1,680	3	Intercontinental Exchange
Empire Resorts Inc.			Inc.	206,302	45,240
Rights Exp. 02/02/2015	1,924	1	Ameriprise Financial Inc.	337,732	44,665
* Envivio Inc.	700	1	Chubb Corp.	431,525	44,650
* PCM Inc.	63	1	McGraw Hill Financial Inc.	496,835	44,208
* Premier Exhibitions Inc.	319	—	Franklin Resources Inc.	740,338	40,993
* SPAR Group Inc.	29	—	SunTrust Banks Inc.	954,225	39,982
* Universal Travel Group	118	—	AvalonBay Communities
		5,627,092	Inc.	242,176	39,569
Financials (19.1%)			Prologis Inc.	914,953	39,370
Wells Fargo & Co.	9,492,077	520,356	T. Rowe Price Group Inc.	451,715	38,784
* Berkshire Hathaway Inc.			Ventas Inc.	538,627	38,620
Class B	3,276,601	491,982	HCP Inc.	840,450	37,005
JPMorgan Chase & Co.	6,840,454	428,076	Moody’s Corp.	385,349	36,920
Bank of America Corp. 19,243,747		344,271	Vornado Realty Trust	309,157	36,391
Citigroup Inc.	5,266,595	284,975	Boston Properties Inc.	280,226	36,062
Visa Inc. Class A	902,535	236,645	Weyerhaeuser Co.	960,034	34,456
American Express Co.	1,893,224	176,146	Hartford Financial Services
MasterCard Inc. Class A	1,832,880	157,921	Group Inc.	791,554	33,000
US Bancorp	3,275,561	147,236	Host Hotels & Resorts Inc. 1,385,817		32,941
Goldman Sachs Group			Invesco Ltd.	788,466	31,160
Inc.	757,178	146,764	Fifth Third Bancorp	1,509,927	30,765
American International			General Growth
Group Inc.	2,561,694	143,480	Properties Inc.	1,051,643	29,583
Simon Property Group Inc.	575,181	104,746	Principal Financial Group
Morgan Stanley	2,686,400	104,232	Inc.	538,621	27,976
MetLife Inc.	1,663,398	89,973	Progressive Corp.	1,024,330	27,647
PNC Financial Services			Northern Trust Corp.	409,512	27,601
Group Inc.	962,972	87,852	Lincoln National Corp.	477,513	27,538
Capital One Financial			M&T Bank Corp.	218,296	27,422
Corp.	1,017,394	83,986	Regions Financial Corp.	2,525,027	26,664
Bank of New York Mellon			Essex Property Trust Inc.	117,295	24,233
Corp.	2,060,070	83,577	Loews Corp.	552,045	23,197
Prudential Financial Inc.	834,430	75,483	KeyCorp	1,599,351	22,231
American Tower			* Affiliated Managers Group
Corporation	725,567	71,722	Inc.	101,945	21,637
BlackRock Inc.	196,576	70,288	Macerich Co.	258,142	21,532
ACE Ltd.	576,749	66,257	SL Green Realty Corp.	176,839	21,047
Charles Schwab Corp.	2,150,446	64,922	Realty Income Corp.	408,004	19,466
Travelers Cos. Inc.	606,452	64,193	Annaly Capital
State Street Corp.	725,808	56,976	Management Inc.	1,735,895	18,765
Marsh & McLennan Cos.			Kimco Realty Corp.	717,179	18,030
Inc.	990,081	56,672	Equifax Inc.	222,520	17,995
Discover Financial			* CBRE Group Inc. Class A	519,054	17,778
Services	829,852	54,347	* Ally Financial Inc.	747,096	17,646
Allstate Corp.	767,542	53,920	Western Union Co.	968,843	17,352

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Federal Realty Investment			NASDAQ OMX Group Inc.	215,700	10,345
Trust	124,799	16,656	DDR Corp.	560,417	10,289
* Markel Corp.	24,312	16,601	Mid-America Apartment
FNF Group	481,812	16,598	Communities Inc.	137,668	10,281
Navient Corp.	765,997	16,553	Liberty Property Trust	271,836	10,229
Digital Realty Trust Inc.	248,275	16,461	East West Bancorp Inc.	262,527	10,162
XL Group plc Class A	473,672	16,280	Legg Mason Inc.	190,280	10,155
Unum Group	465,365	16,232	Protective Life Corp.	145,111	10,107
CIT Group Inc.	337,976	16,165	Apartment Investment
TD Ameritrade Holding			& Management Co.
Corp.	447,712	16,019	Class A	266,109	9,886
Huntington Bancshares			PartnerRe Ltd.	85,989	9,814
Inc.	1,494,340	15,720	CBOE Holdings Inc.	154,490	9,798
Comerica Inc.	330,515	15,481	HCC Insurance Holdings
American Realty Capital			Inc.	181,441	9,711
Properties Inc.	1,694,354	15,334	WR Berkley Corp.	186,961	9,584
Voya Financial Inc.	360,932	15,296	Starwood Property Trust
Cincinnati Financial Corp.	284,900	14,766	Inc.	406,987	9,458
UDR Inc.	467,603	14,412	National Retail Properties
American Capital Agency			Inc.	239,982	9,448
Corp.	646,297	14,109	* Liberty Ventures Class A	245,967	9,278
Arthur J Gallagher & Co.	295,199	13,898	MSCI Inc. Class A	195,281	9,264
Plum Creek Timber Co.			Omega Healthcare
Inc.	323,388	13,838	Investors Inc.	233,059	9,106
* Berkshire Hathaway Inc.			Axis Capital Holdings Ltd.	177,852	9,086
Class A	61	13,786	Assurant Inc.	130,526	8,932
Raymond James Financial			Hudson City Bancorp Inc.	874,579	8,851
Inc.	233,404	13,372	People’s United Financial
* Arch Capital Group Ltd.	224,788	13,285	Inc.	570,293	8,657
First Republic Bank	252,996	13,186	Hospitality Properties
Willis Group Holdings plc	292,408	13,103	Trust	274,208	8,500
* Alleghany Corp.	28,152	13,048	Eaton Vance Corp.	207,424	8,490
Torchmark Corp.	238,364	12,912	Taubman Centers Inc.	110,065	8,411
* E*TRADE Financial Corp.	529,172	12,835	LaSalle Hotel Properties	204,286	8,267
WP Carey Inc.	180,775	12,672	Senior Housing Properties
Duke Realty Corp.	624,888	12,623	Trust	373,013	8,247
Iron Mountain Inc.	320,108	12,375	Spirit Realty Capital Inc.	692,664	8,236
Jones Lang LaSalle Inc.	82,205	12,325	RLJ Lodging Trust	241,606	8,101
New York Community			PacWest Bancorp	177,136	8,053
Bancorp Inc.	770,291	12,325	* Howard Hughes Corp.	61,700	8,047
* Realogy Holdings Corp.	267,967	11,922	Assured Guaranty Ltd.	306,794	7,974
Extra Space Storage Inc.	202,142	11,854	American Campus
Lazard Ltd. Class A	236,029	11,809	Communities Inc.	192,252	7,952
Alexandria Real Estate			SLM Corp.	774,219	7,889
Equities Inc.	132,014	11,715	NorthStar Asset
Camden Property Trust	158,308	11,689	Management Group Inc.	345,051	7,788
SEI Investments Co.	275,905	11,047	BioMed Realty Trust Inc.	361,065	7,777
Reinsurance Group of			* Genworth Financial Inc.
America Inc. Class A	125,873	11,029	Class A	912,332	7,755
* Signature Bank	87,458	11,016	Corrections Corp. of
Regency Centers Corp.	170,551	10,878	America	213,083	7,743
* SVB Financial Group	92,991	10,793	Equity LifeStyle Properties
Kilroy Realty Corp.	153,877	10,628	Inc.	145,802	7,516
Zions Bancorporation	372,696	10,626	Highwoods Properties Inc.	166,963	7,393
Everest Re Group Ltd.	62,228	10,597

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
American Financial Group			Pebblebrook Hotel Trust	130,724	5,965
Inc.	121,347	7,368	First Horizon National Corp.	431,934	5,866
Brown & Brown Inc.	223,813	7,366	Post Properties Inc.	99,670	5,858
Cullen/Frost Bankers Inc.	103,883	7,338	* Stifel Financial Corp.	114,768	5,855
Waddell & Reed Financial			Radian Group Inc.	349,539	5,844
Inc. Class A	145,958	7,272	Columbia Property Trust
Retail Properties of			Inc.	228,542	5,794
America Inc.	432,872	7,225	* MGIC Investment Corp.	619,438	5,773
NorthStar Realty Finance			Hanover Insurance Group
Corp.	408,558	7,182	Inc.	80,631	5,751
Douglas Emmett Inc.	251,756	7,150	CBL & Associates
Weingarten Realty			Properties Inc.	296,014	5,749
Investors	201,370	7,032	DCT Industrial Trust Inc.	161,185	5,748
Investors Bancorp Inc.	620,658	6,967	FirstMerit Corp.	302,633	5,717
LPL Financial Holdings			* Zillow Inc. Class A	53,597	5,675
Inc.	156,158	6,957	Federated Investors Inc.
City National Corp.	85,730	6,928	Class B	172,220	5,671
Home Properties Inc.	104,996	6,888	First Niagara Financial
* Synchrony Financial	228,730	6,805	Group Inc.	650,220	5,481
RenaissanceRe Holdings			Geo Group Inc.	135,721	5,478
Ltd.	69,814	6,787	* Liberty Broadband Corp.	108,786	5,420
Umpqua Holdings Corp.	397,398	6,760	Brixmor Property Group
* Forest City Enterprises Inc.			Inc.	217,450	5,401
Class A	316,029	6,731	StanCorp Financial Group
Prosperity Bancshares Inc.	121,303	6,715	Inc.	77,262	5,398
Two Harbors Investment			MFA Financial Inc.	675,074	5,394
Corp.	669,704	6,710	Sovran Self Storage Inc.	61,778	5,388
CNO Financial Group Inc.	383,596	6,606	Webster Financial Corp.	165,147	5,372
Commerce Bancshares			DiamondRock Hospitality
Inc.	149,722	6,511	Co.	358,071	5,325
Validus Holdings Ltd.	156,663	6,511	Piedmont Office Realty
Synovus Financial Corp.	239,599	6,491	Trust Inc. Class A	282,410	5,321
Rayonier Inc.	232,033	6,483	Primerica Inc.	97,882	5,311
* Popular Inc.	189,337	6,447	* PRA Group Inc.	91,664	5,310
Allied World Assurance Co.			Brandywine Realty Trust	327,329	5,231
Holdings AG	167,619	6,356	Associated Banc-Corp	278,955	5,197
* Outfront Media Inc.	236,500	6,348	Aspen Insurance Holdings
First American Financial			Ltd.	118,731	5,197
Corp.	186,372	6,318	BankUnited Inc.	176,757	5,121
Old Republic International			Sun Communities Inc.	83,560	5,052
Corp.	429,581	6,285	Bank of the Ozarks Inc.	131,328	4,980
CubeSmart	283,093	6,248	Healthcare Realty Trust
American Homes 4 Rent			Inc.	179,658	4,908
Class A	366,326	6,239	Washington Prime Group
Sunstone Hotel Investors			Inc.	283,828	4,888
Inc.	375,882	6,206	White Mountains
Tanger Factory Outlet			Insurance Group Ltd.	7,716	4,862
Centers Inc.	166,686	6,161	Gaming and Leisure
* Strategic Hotels & Resorts			Properties Inc.	164,547	4,828
Inc.	464,555	6,146	ProAssurance Corp.	106,644	4,815
Healthcare Trust of			Corporate Office
America Inc. Class A	225,797	6,083	Properties Trust	169,171	4,799
* Equity Commonwealth	235,787	6,053	Colony Financial Inc.	200,525	4,777
EPR Properties	104,539	6,025	Bank of Hawaii Corp.	80,410	4,769
Chimera Investment Corp. 1,879,877		5,978	MarketAxess Holdings Inc.	65,243	4,679

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Endurance Specialty			BancorpSouth Inc.	158,346	3,564
Holdings Ltd.	77,757	4,653	Cathay General Bancorp	138,486	3,544
Hancock Holding Co.	149,337	4,585	Capitol Federal Financial
Susquehanna Bancshares			Inc.	276,924	3,539
Inc.	340,894	4,578	Community Bank System
* Texas Capital Bancshares			Inc.	92,600	3,531
Inc.	83,611	4,543	EastGroup Properties Inc.	55,525	3,516
PrivateBancorp Inc.	135,280	4,518	RLI Corp.	70,900	3,502
Janus Capital Group Inc.	275,943	4,451	Chambers Street
MB Financial Inc.	134,259	4,412	Properties	433,573	3,495
Kite Realty Group Trust	152,697	4,389	* Liberty TripAdvisor
TCF Financial Corp.	275,295	4,374	Holdings Inc. Class A	129,463	3,483
Cousins Properties Inc.	379,005	4,328	Invesco Mortgage Capital
United Bankshares Inc.	113,987	4,269	Inc.	225,200	3,482
UMB Financial Corp.	74,985	4,266	Financial Engines Inc.	95,100	3,476
FNB Corp.	317,629	4,231	American Assets Trust Inc.	86,967	3,462
American National			EverBank Financial Corp.	180,202	3,435
Insurance Co.	36,911	4,217	South State Corp.	51,103	3,428
Fulton Financial Corp.	340,453	4,208	Argo Group International
Ryman Hospitality			Holdings Ltd.	61,104	3,389
Properties Inc.	79,388	4,187	Home BancShares Inc.	105,044	3,378
Medical Properties Trust			Washington REIT	122,006	3,375
Inc.	299,961	4,133	First Citizens BancShares
National Health Investors			Inc. Class A	13,343	3,373
Inc.	57,472	4,021	Alexander & Baldwin Inc.	84,877	3,332
DuPont Fabros			First Financial Bankshares
Technology Inc.	120,509	4,006	Inc.	111,408	3,329
Wintrust Financial Corp.	85,445	3,995	CYS Investments Inc.	379,514	3,309
* Harbinger Group Inc.	281,700	3,989	Kennedy-Wilson Holdings
Washington Federal Inc.	179,928	3,985	Inc.	130,134	3,292
Acadia Realty Trust	123,729	3,963	Kemper Corp.	91,109	3,290
First Industrial Realty			Hatteras Financial Corp.	176,952	3,261
Trust Inc.	192,247	3,953	Montpelier Re Holdings
Symetra Financial Corp.	169,673	3,911	Ltd.	90,829	3,253
Valley National Bancorp	402,197	3,905	Old National Bancorp	214,985	3,199
Erie Indemnity Co.			Pinnacle Financial Partners
Class A	42,275	3,837	Inc.	80,576	3,186
American Equity			* Education Realty Trust Inc.	86,942	3,181
Investment Life Holding			Platinum Underwriters
Co.	131,401	3,836	Holdings Ltd.	43,219	3,173
* Western Alliance Bancorp	137,081	3,811	Equity One Inc.	124,578	3,159
Iberiabank Corp.	58,212	3,775	New York REIT Inc.	296,900	3,144
Santander Consumer USA			Hudson Pacific Properties
Holdings Inc.	192,448	3,774	Inc.	104,427	3,139
Chesapeake Lodging Trust	100,433	3,737	New Residential
^ Lexington Realty Trust	339,883	3,732	Investment Corp.	245,694	3,138
American Realty Capital			Potlatch Corp.	74,374	3,114
Healthcare Trust Inc.	310,000	3,689	Associated Estates Realty
Glimcher Realty Trust	266,588	3,663	Corp.	133,862	3,107
* Blackhawk Network			Home Loan Servicing
Holdings Inc. Class B	97,046	3,658	Solutions Ltd.	157,992	3,084
Glacier Bancorp Inc.	130,491	3,624	^ AmTrust Financial Services
CVB Financial Corp.	225,156	3,607	Inc.	54,097	3,043
Columbia Banking System			FelCor Lodging Trust Inc.	279,785	3,027
Inc.	129,814	3,584	First Midwest Bancorp Inc.	176,856	3,026

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
WisdomTree Investments			HFF Inc. Class A	65,413	2,350
Inc.	191,268	2,998	Chemical Financial Corp.	76,182	2,334
Evercore Partners Inc.			Interactive Brokers Group
Class A	56,621	2,965	Inc.	79,617	2,322
NRG Yield Inc. Class A	62,748	2,958	First Merchants Corp.	101,405	2,307
* Trulia Inc.	64,254	2,958	Banner Corp.	52,642	2,265
Government Properties			* Essent Group Ltd.	88,000	2,262
Income Trust	127,927	2,944	Franklin Street Properties
Redwood Trust Inc.	148,972	2,935	Corp.	183,678	2,254
Mercury General Corp.	51,506	2,919	* St. Joe Co.	121,742	2,239
International Bancshares			AMERISAFE Inc.	52,612	2,229
Corp.	108,904	2,890	* Enstar Group Ltd.	14,523	2,220
Astoria Financial Corp.	215,091	2,874	Apollo Commercial Real
ARMOUR Residential REIT			Estate Finance Inc.	134,446	2,200
Inc.	771,382	2,839	BOK Financial Corp.	36,594	2,197
Trustmark Corp.	115,350	2,831	New Senior Investment
Artisan Partners Asset			Group Inc.	133,433	2,195
Management Inc.			Park National Corp.	24,483	2,166
Class A	55,858	2,823	* Eagle Bancorp Inc.	60,266	2,141
Selective Insurance Group			* Liberty Broadband Corp.
Inc.	103,679	2,817	Class A	42,604	2,134
Virtus Investment Partners			Provident Financial
Inc.	16,462	2,807	Services Inc.	117,490	2,122
BBCN Bancorp Inc.	194,932	2,803	Berkshire Hills Bancorp Inc.	78,024	2,080
LTC Properties Inc.	64,841	2,799	Ameris Bancorp	81,113	2,080
* First Cash Financial			Blackstone Mortgage Trust
Services Inc.	50,251	2,797	Inc. Class A	71,351	2,079
BGC Partners Inc. Class A	305,449	2,795	City Holding Co.	44,645	2,077
Mack-Cali Realty Corp.	145,735	2,778	Greenhill & Co. Inc.	47,357	2,065
* Ocwen Financial Corp.	181,972	2,748	Sabra Health Care REIT
Boston Private Financial			Inc.	67,810	2,059
Holdings Inc.	203,869	2,746	OFG Bancorp	123,568	2,057
Northwest Bancshares Inc.	218,170	2,734	STAG Industrial Inc.	83,915	2,056
PS Business Parks Inc.	33,951	2,700	Brookline Bancorp Inc.	204,347	2,050
Westamerica			Hanmi Financial Corp.	93,921	2,048
Bancorporation	54,726	2,683	CoreSite Realty Corp.	52,444	2,048
National Penn Bancshares			Retail Opportunity
Inc.	253,759	2,671	Investments Corp.	121,105	2,033
Capstead Mortgage Corp.	217,029	2,665	* Capital Bank Financial
Independent Bank Corp.	61,022	2,612	Corp.	75,166	2,014
Pennsylvania REIT	109,431	2,567	S&T Bancorp Inc.	67,193	2,003
* FNFV Group	163,095	2,567	* First BanCorp	336,850	1,977
First Financial Bancorp	137,393	2,554	Central Pacific Financial
PennyMac Mortgage			Corp.	91,156	1,960
Investment Trust	120,154	2,534	TFS Financial Corp.	131,394	1,956
Parkway Properties Inc.	137,421	2,527	Renasant Corp.	67,192	1,944
* MBIA Inc.	264,466	2,523	Cardinal Financial Corp.	97,997	1,943
NBT Bancorp Inc.	95,567	2,511	American Capital
* Hilltop Holdings Inc.	124,617	2,486	Mortgage Investment
* Encore Capital Group Inc.	55,798	2,477	Corp.	102,875	1,938
Ashford Hospitality Trust			Horace Mann Educators
Inc.	231,765	2,429	Corp.	58,185	1,931
* BofI Holding Inc.	30,914	2,405	Alexander’s Inc.	4,404	1,925
First Commonwealth			Anworth Mortgage Asset
Financial Corp.	255,965	2,360	Corp.	364,114	1,912

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Altisource Residential			* Paramount Group Inc.	76,033	1,413
Corp.	97,352	1,889	* Piper Jaffray Cos.	24,307	1,412
FBL Financial Group Inc.			Infinity Property
Class A	32,489	1,885	& Casualty Corp.	18,179	1,405
Empire State Realty Trust			* Flagstar Bancorp Inc.	88,621	1,394
Inc.	106,363	1,870	* Cowen Group Inc. Class A	288,297	1,384
Starwood Waypoint			1st Source Corp.	39,949	1,371
Residential Trust	70,237	1,852	Bank of Marin Bancorp	25,943	1,364
Ramco-Gershenson			Ares Commercial Real
Properties Trust	97,816	1,833	Estate Corp.	116,724	1,340
* iStar Financial Inc.	132,687	1,811	Heartland Financial USA
Chatham Lodging Trust	62,335	1,806	Inc.	49,142	1,332
Employers Holdings Inc.	76,688	1,803	FXCM Inc. Class A	80,322	1,331
National Bank Holdings			* eHealth Inc.	53,313	1,329
Corp. Class A	92,635	1,798	Great Southern Bancorp
Cedar Realty Trust Inc.	243,790	1,789	Inc.	33,475	1,328
* American Residential			Sterling Bancorp	92,246	1,326
Properties Inc.	101,675	1,786	Bryn Mawr Bank Corp.	41,917	1,312
Flushing Financial Corp.	85,828	1,740	Union Bankshares Corp.	54,010	1,301
CoBiz Financial Inc.	131,709	1,729	* Navigators Group Inc.	17,475	1,282
Agree Realty Corp.	55,573	1,728	Select Income REIT	51,771	1,264
First Busey Corp.	261,994	1,706	Bank Mutual Corp.	184,015	1,262
* World Acceptance Corp.	21,462	1,705	WesBanco Inc.	35,587	1,238
Dime Community			Arrow Financial Corp.	45,037	1,238
Bancshares Inc.	104,572	1,702	AmREIT Inc.	46,099	1,223
Apollo Residential			* Investment Technology
Mortgage Inc.	107,814	1,700	Group Inc.	57,531	1,198
Hersha Hospitality Trust			Summit Hotel Properties
Class A	239,619	1,685	Inc.	95,125	1,183
Lakeland Financial Corp.	38,727	1,683	Aviv REIT Inc.	34,083	1,175
Community Trust Bancorp			Hudson Valley Holding
Inc.	44,947	1,646	Corp.	42,767	1,162
Saul Centers Inc.	28,664	1,639	Calamos Asset
* LendingClub Corp.	64,245	1,625	Management Inc.
ViewPoint Financial Group			Class A	86,251	1,149
Inc.	67,946	1,621	Federal Agricultural
Nelnet Inc. Class A	34,833	1,614	Mortgage Corp.	37,763	1,146
* Ambac Financial Group			Sandy Spring Bancorp Inc.	43,345	1,130
Inc.	63,980	1,568	Cash America
Oritani Financial Corp.	101,487	1,563	International Inc.	49,798	1,126
BancFirst Corp.	24,437	1,549	Camden National Corp.	27,728	1,105
Gramercy Property Trust			* Bridge Capital Holdings	48,921	1,095
Inc.	223,540	1,542	GAMCO Investors Inc.	12,300	1,094
* Credit Acceptance Corp.	11,221	1,531	* Forestar Group Inc.	69,721	1,074
Northfield Bancorp Inc.	102,457	1,516	BankFinancial Corp.	89,691	1,064
Inland Real Estate Corp.	138,114	1,512	Banc of California Inc.	91,657	1,051
Cohen & Steers Inc.	35,214	1,482	Campus Crest
* Greenlight Capital Re Ltd.			Communities Inc.	141,900	1,037
Class A	44,878	1,465	* Walter Investment
* Springleaf Holdings Inc.	40,294	1,457	Management Corp.	62,020	1,024
* Beneficial Mutual Bancorp			Diamond Hill Investment
Inc.	116,806	1,433	Group Inc.	7,410	1,023
CyrusOne Inc.	51,455	1,418	Safety Insurance Group Inc.	15,898	1,018
Arlington Asset Investment			Dynex Capital Inc.	123,063	1,015
Corp. Class A	53,188	1,415	* Enova International Inc.	45,565	1,014

Institutional Total Stock Market Index Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
	WSFS Financial Corp.	13,103	1,007	* FBR & Co.	27,175	668
	First Potomac Realty Trust	79,229	979	Resource Capital Corp.	130,577	658
*,^	Altisource Portfolio			Donegal Group Inc.
	Solutions SA	28,541	964	Class A	40,983	655
	Ames National Corp.	36,832	955	Enterprise Financial
	Arbor Realty Trust Inc.	141,023	955	Services Corp.	33,094	653
	Investors Real Estate Trust	116,791	954	Newcastle Investment
	Southside Bancshares Inc.	32,999	954	Corp.	144,633	649
*	Altisource Asset			Marlin Business Services
	Management Corp.	2,986	926	Corp.	30,918	635
	Consolidated-Tomoka			* TESARO Inc.	16,673	620
	Land Co.	16,544	923	First Defiance Financial
	Ashford Hospitality Prime			Corp.	18,194	620
	Inc.	53,456	917	* Phoenix Cos. Inc.	8,869	611
	Centerstate Banks Inc.	76,981	917	State Bank Financial Corp.	30,291	605
	American National			United Insurance Holdings
	Bankshares Inc.	36,700	911	Corp.	27,184	597
*	Ezcorp Inc. Class A	77,156	907	ConnectOne Bancorp Inc.	31,350	596
	Terreno Realty Corp.	43,858	905	Bar Harbor Bankshares	18,295	585
	United Community Banks			CareTrust REIT Inc.	47,333	584
	Inc.	47,759	905	National Western Life
*	Green Dot Corp. Class A	43,897	899	Insurance Co. Class A	2,162	582
	TrustCo Bank Corp. NY	122,980	893	Republic Bancorp Inc.
*	Customers Bancorp Inc.	45,647	888	Class A	23,530	582
	Bridge Bancorp Inc.	33,112	886	^ RCS Capital Corp. Class A	46,753	572
	First Interstate			Armada Hoffler Properties
	BancSystem Inc. Class A	31,551	878	Inc.	59,991	569
*	KCG Holdings Inc. Class A	75,311	877	Gain Capital Holdings Inc.	61,226	552
	Simmons First National			ESSA Bancorp Inc.	45,915	551
	Corp. Class A	20,854	848	First Community
	Excel Trust Inc.	62,639	839	Bancshares Inc.	33,128	546
*,^	Nationstar Mortgage			* NMI Holdings Inc. Class A	59,669	545
	Holdings Inc.	29,644	836	AG Mortgage Investment
	Stewart Information			Trust Inc.	29,215	543
	Services Corp.	22,415	830	Century Bancorp Inc.
	Rouse Properties Inc.	44,464	823	Class A	13,512	541
*	BBX Capital Corp.	49,788	819	Wilshire Bancorp Inc.	52,866	536
	Winthrop Realty Trust	52,243	814	Baldwin & Lyons Inc.	20,733	534
*	AV Homes Inc.	55,558	809	* INTL. FCStone Inc.	25,689	528
	Lakeland Bancorp Inc.	66,514	778	Sierra Bancorp	29,982	526
*	Citizens Inc. Class A	100,325	762	Rexford Industrial Realty
	GFI Group Inc.	139,677	761	Inc.	33,300	523
*	Ladenburg Thalmann			* Meridian Bancorp Inc.	46,570	523
	Financial Services Inc.	190,788	754	* NewStar Financial Inc.	39,929	511
	Getty Realty Corp.	40,507	738	* Marcus & Millichap Inc.	15,323	509
	Physicians Realty Trust	43,463	721	National General Holdings
*	Synergy Resources Corp.	56,790	712	Corp.	27,331	509
*	Global Indemnity plc	24,497	695	United Financial Bancorp
	New York Mortgage Trust			Inc.	34,917	501
	Inc.	90,056	694	Universal Health Realty
*	PICO Holdings Inc.	36,798	694	Income Trust	9,936	478
	Maiden Holdings Ltd.	54,199	693	Tompkins Financial Corp.	8,600	476
	Talmer Bancorp Inc.			RAIT Financial Trust	61,292	470
	Class A	48,450	680	Capital City Bank Group Inc.	29,913	465
	United Fire Group Inc.	22,645	673

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Bank of Kentucky Financial			Resource America Inc.
Corp.	9,599	463	Class A	27,332	247
Silver Bay Realty Trust			Moelis & Co. Class A	7,073	247
Corp.	27,799	460	German American Bancorp
Access National Corp.	27,097	459	Inc.	8,031	245
Preferred Apartment			OneBeacon Insurance
Communities Inc.			Group Ltd. Class A	14,838	240
Class A	49,542	451	* Ashford Inc.	2,519	237
* Walker & Dunlop Inc.	25,267	443	State Auto Financial Corp.	10,650	237
ServisFirst Bancshares Inc.	12,586	415	Clifton Bancorp Inc.	17,299	235
Meadowbrook Insurance			Citizens & Northern Corp.	11,342	234
Group Inc.	48,974	414	Ameriana Bancorp	13,383	232
Reis Inc.	14,871	389	First Financial Corp.	6,244	222
CIFC Corp.	46,041	381	RE/MAX Holdings Inc.	6,421	220
Independent Bank Group			Investors Title Co.	2,985	216
Inc.	9,613	375	Ellington Residential
Urstadt Biddle Properties			Mortgage REIT	13,273	216
Inc. Class A	17,024	372	Guaranty Bancorp	14,954	216
Stock Yards Bancorp Inc.	10,916	364	Gladstone Commercial
* Safeguard Scientifics Inc.	18,349	364	Corp.	12,205	210
* Atlas Financial Holdings			* Yadkin Financial Corp.	10,624	209
Inc.	22,030	360	* Asta Funding Inc.	23,559	206
HCI Group Inc.	8,285	358	Financial Institutions Inc.	8,111	204
Athens Bancshares Corp.	13,574	352	US Global Investors Inc.
EMC Insurance Group Inc.	9,875	350	Class A	65,597	203
First of Long Island Corp.	12,109	344	OceanFirst Financial Corp.	11,733	201
* Tree.com Inc.	7,065	342	STORE Capital Corp.	9,225	199
* Xoom Corp.	19,112	335	ESB Financial Corp.	10,217	194
Washington Trust Bancorp			C&F Financial Corp.	4,852	193
Inc.	8,239	331	JAVELIN Mortgage
Federated National			Investment Corp.	18,519	192
Holding Co.	13,650	330	Oppenheimer Holdings Inc.
Western Asset Mortgage			Class A	8,231	191
Capital Corp.	22,265	327	Waterstone Financial Inc.	14,361	189
Universal Insurance			MainSource Financial
Holdings Inc.	15,960	326	Group Inc.	8,753	183
* Tejon Ranch Co.	11,025	325	Westfield Financial Inc.	24,792	182
* Bancorp Inc.	29,812	325	* First Acceptance Corp.	71,063	181
Trico Bancshares	12,913	319	* SWS Group Inc.	25,490	176
United Development			* State National Cos. Inc.	14,700	176
Funding IV	17,040	313	Pzena Investment
* Ladder Capital Corp.	15,493	304	Management Inc.
Charter Financial Corp.	26,149	299	Class A	18,534	175
* First NBC Bank Holding Co.	8,134	286	HomeStreet Inc.	10,014	174
* Consumer Portfolio			First Financial Northwest
Services Inc.	37,574	277	Inc.	13,902	167
Cape Bancorp Inc.	28,632	269	Merchants Bancshares Inc.	5,356	164
* BSB Bancorp Inc.	13,915	259	* Metro Bancorp Inc.	6,247	162
* Liberty Broadband			Univest Corp. of
Rights Exp. 1/09/2015	27,157	258	Pennsylvania	7,968	161
First Bancorp	13,957	258	* MoneyGram International
Towne Bank	16,823	254	Inc.	17,060	155
National Interstate Corp.	8,404	250	One Liberty Properties Inc.	6,240	148
Monmouth Real Estate			UMH Properties Inc.	14,366	137
Investment Corp.	22,451	249	CNB Financial Corp.	7,319	135

Institutional Total Stock Market Index Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
*	Republic First Bancorp Inc.	35,368	133	* ASB Bancorp Inc.	2,200	45
	Suffolk Bancorp	5,655	128	Life Partners Holdings Inc.	67,821	45
	Five Oaks Investment Corp.	11,883	128	Manning & Napier Inc.	3,200	44
*,^	Doral Financial Corp.	30,627	121	HopFed Bancorp Inc.	3,111	40
	JMP Group Inc.	15,841	121	* Kearny Financial Corp.	2,853	39
*	Hallmark Financial Services			* Farmers Capital Bank Corp.	1,626	38
	Inc.	9,970	121	Community West
*	Health Insurance			Bancshares	5,000	34
	Innovations Inc. Class A	16,431	118	California First National
^	Intersections Inc.	29,386	115	Bancorp	2,366	34
	Meta Financial Group Inc.	3,269	115	First Internet Bancorp	1,900	32
	Bank of Commerce			Citizens Community
	Holdings	18,855	113	Bancorp Inc.	3,445	31
*	Eastern Virginia			Northrim BanCorp Inc.	1,190	31
	Bankshares Inc.	16,807	109	Guaranty Federal
	Mercantile Bank Corp.	5,064	106	Bancshares Inc.	2,281	31
*	First Marblehead Corp.	17,694	105	Territorial Bancorp Inc.	1,380	30
	Peoples Bancorp Inc.	4,038	105	Bear State Financial Inc.	2,685	30
	Simplicity Bancorp Inc.	5,900	101	Monarch Financial
*	Old Second Bancorp Inc.	18,140	97	Holdings Inc.	2,100	29
	West Bancorporation Inc.	5,505	94	Independence Holding Co.	2,059	29
	Westwood Holdings Group			Pacific Continental Corp.	1,900	27
	Inc.	1,506	93	Preferred Bank	950	26
	Heritage Financial Corp.	4,646	82	* American Realty Investors
	Southwest Bancorp Inc.	4,643	81	Inc.	4,786	26
*	Maui Land & Pineapple Co.			Northeast Bancorp	2,506	24
	Inc.	12,826	78	MicroFinancial Inc.	2,338	24
*	HealthEquity Inc.	3,037	77	* On Deck Capital Inc.	1,056	24
*	NewBridge Bancorp	8,868	77	* Pacific Mercantile Bancorp	3,311	23
*	Square 1 Financial Inc.			Federal Agricultural
	Class A	3,057	76	Mortgage Corp. Class A	1,021	23
	Kansas City Life Insurance			* Regional Management
	Co.	1,487	71	Corp.	1,415	22
	Institutional Financial			QC Holdings Inc.	12,815	21
	Markets Inc.	39,632	69	Intervest Bancshares Corp.
*	Atlanticus Holdings Corp.	26,603	69	Class A	2,063	21
	National Bankshares Inc.	2,149	65	* Sun Bancorp Inc.	1,058	21
*	Jacksonville Bancorp Inc.	5,100	63	Penns Woods Bancorp Inc.	414	20
	Alliance Bancorp Inc. of			* HomeTrust Bancshares Inc.	1,176	20
	Pennsylvania	3,459	62	Cheviot Financial Corp.	1,312	19
	Pulaski Financial Corp.	4,915	61	* Carolina Bank Holdings Inc.	1,902	18
	Provident Financial			First Bancorp Inc.	902	16
	Holdings Inc.	3,696	56	* Seacoast Banking Corp.
	Atlantic American Corp.	13,632	55	of Florida	1,163	16
*	Hampton Roads			Wheeler REIT Inc.	3,900	15
	Bankshares Inc.	31,553	53	Independent Bank Corp.	1,015	13
	Macatawa Bank Corp.	9,663	53	* Internet Patents Corp.	4,802	13
*	Shore Bancshares Inc.	5,538	52	* Performant Financial Corp.	1,820	12
	Heritage Commerce Corp.	5,677	50	* Riverview Bancorp Inc.	2,700	12
*	CommunityOne Bancorp	4,334	50	MutualFirst Financial Inc.	544	12
	Park Sterling Corp.	6,702	49	Middleburg Financial Corp.	611	11
	Peapack Gladstone			* American River Bankshares	1,038	10
	Financial Corp.	2,544	47	MidSouth Bancorp Inc.	520	9
	United Community			Fidelity Southern Corp.	549	9
	Financial Corp.	8,716	47	* World Energy Solutions Inc.	1,579	9

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
Premier Financial Bancorp			* Express Scripts Holding
Inc.	540	8	Co.	1,342,979	113,710
Home Bancorp Inc.	343	8	Thermo Fisher Scientific
* Royal Bancshares of			Inc.	732,118	91,727
Pennsylvania Inc.	3,688	6	Covidien plc	787,198	80,515
IF Bancorp Inc.	342	6	Baxter International Inc.	991,795	72,689
Fox Chase Bancorp Inc.	337	6	* Alexion Pharmaceuticals
WVS Financial Corp.	511	6	Inc.	362,823	67,133
Horizon Bancorp	115	3	* Anthem Inc.	493,977	62,078
MidWestOne Financial			Aetna Inc.	644,054	57,211
Group Inc.	100	3	* Regeneron
* Tejon Ranch Co.			Pharmaceuticals Inc.	136,781	56,114
Warrants Exp. 08/31/2016	1,629	3	Stryker Corp.	588,469	55,510
Hingham Institution for			* Vertex Pharmaceuticals
Savings	27	2	Inc.	440,515	52,333
United Community Bancorp	200	2	Cigna Corp.	478,968	49,291
Sotherly Hotels Inc.	300	2	Becton Dickinson and Co.	351,426	48,904
Bank of South Carolina			* Illumina Inc.	259,731	47,941
Corp.	100	1	* HCA Holdings Inc.	594,715	43,646
* Orrstown Financial			Perrigo Co. plc	256,182	42,823
Services Inc.	53	1	Humana Inc.	280,701	40,317
BNC Bancorp	43	1	Zoetis Inc.	917,435	39,477
SI Financial Group Inc.	31	—	* Mylan Inc.	686,560	38,701
Eagle Bancorp Montana			Zimmer Holdings Inc.	309,890	35,148
Inc.	30	—	* Intuitive Surgical Inc.	66,332	35,086
Salisbury Bancorp Inc.	11	—	St. Jude Medical Inc.	523,208	34,024
Old Line Bancshares Inc.	17	—	* Boston Scientific Corp.	2,433,329	32,242
Heritage Financial Group			* DaVita HealthCare
Inc.	9	—	Partners Inc.	374,354	28,354
* Transcontinental Realty			* Edwards Lifesciences
Investors Inc.	12	—	Corp.	196,330	25,009
Vestin Realty Mortgage II			* BioMarin Pharmaceutical
Inc.	22	—	Inc.	270,239	24,430
Kingstone Cos. Inc.	9	—	CR Bard Inc.	137,444	22,901
* Valley National Bancorp			* CareFusion Corp.	374,071	22,197
Warrants Exp. 6/30/2015	240	—	* Mallinckrodt plc	213,449	21,138
* Porter Bancorp Inc.	25	—	* Henry Schein Inc.	154,528	21,039
		7,908,661	* Incyte Corp.	278,573	20,366
Health Care (13.2%)			* Endo International plc	267,621	19,301
Johnson & Johnson	5,122,108	535,619	* Hospira Inc.	310,441	19,015
Pfizer Inc.	11,529,371	359,140	Universal Health Services
Merck & Co. Inc.	5,216,763	296,260	Inc. Class B	168,177	18,711
* Gilead Sciences Inc.	2,760,718	260,225	Quest Diagnostics Inc.	265,151	17,781
Amgen Inc.	1,391,966	221,726	* Jazz Pharmaceuticals plc	105,222	17,228
AbbVie Inc.	2,770,184	181,281	* Laboratory Corp. of
Bristol-Myers Squibb Co.	3,035,418	179,181	America Holdings	155,062	16,731
UnitedHealth Group Inc.	1,756,398	177,554	* Waters Corp.	145,860	16,441
* Celgene Corp.	1,461,538	163,488	* Varian Medical Systems
* Biogen Idec Inc.	432,167	146,699	Inc.	183,575	15,881
Medtronic Inc.	1,801,233	130,049	* Alkermes plc	267,440	15,661
Eli Lilly & Co.	1,833,681	126,506	^ ResMed Inc.	255,469	14,322
* Actavis plc	485,060	124,859	Cooper Cos. Inc.	88,323	14,316
Abbott Laboratories	2,755,415	124,049	* Cubist Pharmaceuticals
Allergan Inc.	545,088	115,880	Inc.	139,592	14,050

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
DENTSPLY International			* ACADIA Pharmaceuticals
Inc.	259,694	13,834	Inc.	146,137	4,640

*	Pharmacyclics Inc. 110,662 13,530 *,^ Myriad Genetics Inc. 133,559 4,549
*	Medivation Inc. 134,989 13,446 * Bio-Rad Laboratories Inc.

* Isis Pharmaceuticals Inc.	216,204	13,348		Class A	37,166	4,481
* IDEXX Laboratories Inc.	87,477	12,970	*,^	OPKO Health Inc.	428,754	4,283
* Salix Pharmaceuticals Ltd.	110,776	12,733	*	Exact Sciences Corp.	155,826	4,276
* Brookdale Senior Living			*	Bluebird Bio Inc.	46,058	4,224
Inc.	335,528	12,304	*	NuVasive Inc.	86,077	4,059
* MEDNAX Inc.	183,680	12,143		Owens & Minor Inc.	115,433	4,053
* Hologic Inc.	433,995	11,605	*	Acorda Therapeutics Inc.	97,553	3,987
* Alnylam Pharmaceuticals			*	Impax Laboratories Inc.	123,841	3,923
Inc.	112,592	10,921	*	Halyard Health Inc.	85,101	3,870
* Community Health			*	Celldex Therapeutics Inc.	210,491	3,841
Systems Inc.	202,199	10,903		Healthcare Services Group
* Covance Inc.	103,541	10,752		Inc.	122,846	3,800
* United Therapeutics Corp.	82,523	10,686	*	Intercept Pharmaceuticals
* Centene Corp.	96,609	10,033		Inc.	23,562	3,676
* Sirona Dental Systems Inc.	104,708	9,148	*	Synageva BioPharma Corp.	39,569	3,672
* Tenet Healthcare Corp.	179,980	9,120	*	Nektar Therapeutics	234,977	3,642
* Puma Biotechnology Inc.	46,910	8,879	*	Bruker Corp.	184,989	3,629
Teleflex Inc.	75,784	8,702	*	Dyax Corp.	256,073	3,600
* Envision Healthcare			*	Haemonetics Corp.	94,237	3,526
Holdings Inc.	235,412	8,166	*	Ironwood Pharmaceuticals
Patterson Cos. Inc.	162,951	7,838		Inc. Class A	226,264	3,466
* Quintiles Transnational				Cantel Medical Corp.	79,407	3,435
Holdings Inc.	129,154	7,603	*	Neurocrine Biosciences
* Team Health Holdings Inc.	130,104	7,485		Inc.	153,079	3,420
* Health Net Inc.	138,477	7,413	*	HMS Holdings Corp.	160,641	3,396
* DexCom Inc.	133,042	7,324	*	ABIOMED Inc.	89,219	3,396
STERIS Corp.	108,777	7,054	*	Thoratec Corp.	103,123	3,347
* Align Technology Inc.	125,357	7,009	*	Molina Healthcare Inc.	61,989	3,318
* Cepheid	129,062	6,987	*	Prestige Brands Holdings
West Pharmaceutical				Inc.	95,454	3,314
Services Inc.	129,965	6,919	*	Medicines Co.	119,739	3,313
* WellCare Health Plans Inc.	80,314	6,591	*	Auxilium Pharmaceuticals
* NPS Pharmaceuticals Inc.	175,992	6,295		Inc.	93,401	3,212
Bio-Techne Corp.	67,801	6,265	*	Globus Medical Inc.	134,291	3,192
* LifePoint Hospitals Inc.	82,867	5,959	*	Neogen Corp.	64,186	3,183
* Avanir Pharmaceuticals Inc.	347,570	5,891	*	Magellan Health Inc.	52,207	3,134
HealthSouth Corp.	152,569	5,868		Abaxis Inc.	52,718	2,996
* Seattle Genetics Inc.	181,260	5,824	*	ARIAD Pharmaceuticals
* PAREXEL International				Inc.	433,559	2,979
Corp.	100,692	5,594	*	Horizon Pharma plc	223,255	2,878
* Pacira Pharmaceuticals Inc.	62,721	5,561	*	Clovis Oncology Inc.	50,971	2,854
* Receptos Inc.	45,376	5,559	*	Natus Medical Inc.	78,387	2,825
* Alere Inc.	145,247	5,519	*,^	MannKind Corp.	540,009	2,816
* Charles River Laboratories			*	Air Methods Corp.	63,937	2,815
International Inc.	85,795	5,460		CONMED Corp.	62,429	2,807
* Acadia Healthcare Co. Inc.	82,284	5,037	*	Anacor Pharmaceuticals
* Akorn Inc.	138,132	5,000		Inc.	86,415	2,787
* Agios Pharmaceuticals Inc.	43,651	4,891	*	Achillion Pharmaceuticals
* Amsurg Corp.	88,090	4,821		Inc.	222,469	2,725
Hill-Rom Holdings Inc.	105,308	4,804	*	Masimo Corp.	100,947	2,659
* Insulet Corp.	102,669	4,729	*	Cyberonics Inc.	47,726	2,657

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	Ophthotech Corp.	59,006	2,648	*	CorVel Corp.	38,988	1,451
*	Lannett Co. Inc.	61,465	2,636		Kindred Healthcare Inc.	79,272	1,441
^	PDL BioPharma Inc.	339,272	2,616	*	Enanta Pharmaceuticals Inc.	28,300	1,439
*	Ligand Pharmaceuticals Inc.	49,054	2,610	*	Sangamo BioSciences Inc.	92,412	1,406
*	Halozyme Therapeutics Inc. 269,393		2,600	*	BioScrip Inc.	198,388	1,387
*	Depomed Inc.	160,608	2,587	*	Agenus Inc.	348,171	1,382
	Analogic Corp.	30,508	2,581	*,^	Arrowhead Research Corp.	186,342	1,375
*	Integra LifeSciences				Atrion Corp.	4,004	1,361
	Holdings Corp.	47,522	2,577	*	NxStage Medical Inc.	75,625	1,356
*	AMAG Pharmaceuticals				Ensign Group Inc.	30,274	1,344
	Inc.	58,115	2,477	*	Albany Molecular Research
*	Wright Medical Group Inc.	91,495	2,458		Inc.	80,099	1,304
*	Keryx Biopharmaceuticals			*,^	NewLink Genetics Corp.	32,127	1,277
	Inc.	171,469	2,426	*	Geron Corp.	385,019	1,251
*	BioCryst Pharmaceuticals			*	Fluidigm Corp.	36,874	1,244
	Inc.	194,600	2,366	*	Omnicell Inc.	37,249	1,234
*	Emergent Biosolutions Inc.	86,223	2,348	*	BioTelemetry Inc.	122,817	1,232
*	Bio-Reference Laboratories			*	MiMedx Group Inc.	105,609	1,218
	Inc.	71,341	2,292	*	Catalent Inc.	43,195	1,204
*	Amedisys Inc.	77,858	2,285	*	AtriCure Inc.	59,910	1,196
^	Theravance Inc.	160,676	2,274	*	Quidel Corp.	41,207	1,192
*	HeartWare International Inc.	29,587	2,173	*,^	Avalanche Biotechnologies
*	Affymetrix Inc.	218,053	2,152		Inc.	21,889	1,182
*	Infinity Pharmaceuticals Inc. 125,766		2,124	*	Almost Family Inc.	40,507	1,173
	Select Medical Holdings			*,^	ChemoCentryx Inc.	168,990	1,154
	Corp.	145,084	2,089	*	Cynosure Inc. Class A	42,077	1,154
*	Chimerix Inc.	51,690	2,081	*	Dynavax Technologies
*	Arena Pharmaceuticals Inc.	598,825	2,078		Corp.	67,881	1,144
*	MacroGenics Inc.	58,429	2,049	*,^	Intrexon Corp.	41,420	1,140
*	ICU Medical Inc.	24,373	1,996	*	Merrimack Pharmaceuticals
*	Array BioPharma Inc.	417,704	1,976		Inc.	98,937	1,118
*	Anika Therapeutics Inc.	47,056	1,917	*	Relypsa Inc.	35,500	1,093
*	Momenta Pharmaceuticals			*	BioTime Inc.	283,999	1,059
	Inc.	157,470	1,896	*	Endologix Inc.	69,242	1,059
*,^	Insys Therapeutics Inc.	44,453	1,874		Meridian Bioscience Inc.	62,091	1,022
*	Spectranetics Corp.	52,505	1,816	*	Ultragenyx Pharmaceutical
*	Accuray Inc.	239,599	1,809		Inc.	23,232	1,019
*	Aegerion Pharmaceuticals			*	Sarepta Therapeutics Inc.	69,451	1,005
	Inc.	86,169	1,804	*	Cutera Inc.	93,038	994
*	Capital Senior Living Corp.	72,135	1,797	*	CTI BioPharma Corp.	418,859	988
*	BioDelivery Sciences			*,^	Orexigen Therapeutics Inc.	161,607	979
	International Inc.	148,629	1,787	*,^	Raptor Pharmaceutical
*,^	Inovio Pharmaceuticals Inc.	190,707	1,751		Corp.	92,344	971
*	Omeros Corp.	69,872	1,731	*	Theravance Biopharma Inc.	64,853	968
*	PTC Therapeutics Inc.	33,420	1,730		CryoLife Inc.	83,831	950
*	AngioDynamics Inc.	89,232	1,696	*	Hanger Inc.	42,903	940
*	Genomic Health Inc.	52,221	1,669	*	AcelRx Pharmaceuticals Inc. 139,142		936
*,^	Organovo Holdings Inc.	230,245	1,669	*	Tornier NV	36,511	931
*	Gentiva Health Services Inc.	85,776	1,634	*	Portola Pharmaceuticals Inc.	32,790	929
*	Volcano Corp.	90,145	1,612	*	Cardiovascular Systems Inc.	30,710	924
*	Novavax Inc.	269,864	1,600	*	ImmunoGen Inc.	150,809	920
*	Cerus Corp.	250,616	1,564	*	Antares Pharma Inc.	356,927	917
*	Healthways Inc.	77,611	1,543	*,^	Idera Pharmaceuticals Inc.	206,802	912
*	ANI Pharmaceuticals Inc.	27,051	1,525	*	Sagent Pharmaceuticals Inc.	36,256	910
*	Epizyme Inc.	78,726	1,486	*	PharMerica Corp.	43,345	898

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	BioSpecifics Technologies			*,^	Coronado Biosciences Inc.	180,689	441
	Corp.	22,882	884	*,^	Lexicon Pharmaceuticals
*,^	Foundation Medicine Inc.	39,712	882		Inc.	481,296	438
*	Addus HomeCare Corp.	36,308	881	*	Corcept Therapeutics Inc.	145,307	436
*	IPC The Hospitalist Co. Inc.	19,084	876	*	Endocyte Inc.	69,245	436
*	Auspex Pharmaceuticals			*	VWR Corp.	16,333	423
	Inc.	16,569	870		Digirad Corp.	93,523	408
	Invacare Corp.	50,677	849	*	Otonomy Inc.	12,231	408
*	Luminex Corp.	45,138	847	*,^	Neuralstem Inc.	149,054	405
*	Hyperion Therapeutics Inc.	34,916	838		US Physical Therapy Inc.	9,658	405
*	Tetraphase Pharmaceuticals			*	Universal American Corp.	42,372	393
	Inc.	21,000	834		National Healthcare Corp.	6,158	387
*	Catalyst Pharmaceutical			*	Enzo Biochem Inc.	81,108	360
	Partners Inc.	276,282	821	*	Five Star Quality Care Inc.	85,876	356
*	Exactech Inc.	34,489	813	*	XOMA Corp.	97,072	348
*	SciClone Pharmaceuticals			*	AVEO Pharmaceuticals Inc.	412,100	346
	Inc.	89,450	784	*	Cytokinetics Inc.	42,787	343
*	Insmed Inc.	50,529	782	*	Osiris Therapeutics Inc.	21,027	336
*	Alliance HealthCare			*	IGI Laboratories Inc.	37,107	327
	Services Inc.	36,608	768	*	Sage Therapeutics Inc.	8,921	326
*,^	Exelixis Inc.	532,605	767	*	Sequenom Inc.	85,701	317
*	Merit Medical Systems Inc.	43,528	754	*	Vanda Pharmaceuticals Inc.	21,924	314
*	OraSure Technologies Inc.	73,080	741	*	SurModics Inc.	14,057	311
*	Biolase Inc.	281,018	739	*,^	Unilife Corp.	89,751	301
*	KYTHERA			*	Dicerna Pharmaceuticals
	Biopharmaceuticals Inc.	21,026	729		Inc.	16,421	270
*	Immunomedics Inc.	150,892	724	*	GenMark Diagnostics Inc.	18,832	256
*,^	Athersys Inc.	457,968	724	*	Harvard Bioscience Inc.	45,022	255
*	TherapeuticsMD Inc.	158,715	706	*	Vascular Solutions Inc.	9,169	249
*	Zeltiq Aesthetics Inc.	24,312	679	*	Rigel Pharmaceuticals Inc.	109,592	249
*	Alimera Sciences Inc.	121,750	674	*	POZEN Inc.	31,094	249
*,^	Galena Biopharma Inc.	424,609	641	*	Wright Medical Group Inc.
*,^	Ampio Pharmaceuticals Inc. 185,212		635		CVR	50,806	243
*	Alphatec Holdings Inc.	448,302	632	*	NeoGenomics Inc.	57,911	241
*	Orthofix International NV	20,831	626	*	CytRx Corp.	87,584	240
*	Aratana Therapeutics Inc.	35,100	625	*	OncoMed Pharmaceuticals
*	Spectrum Pharmaceuticals				Inc.	10,900	237
	Inc.	89,611	621	*	RTI Surgical Inc.	44,334	231
*	VIVUS Inc.	209,644	604	*	Durect Corp.	291,059	230
*	Repligen Corp.	29,071	576	*	Progenics Pharmaceuticals
*	LHC Group Inc.	18,204	568		Inc.	30,191	228
*	XenoPort Inc.	63,808	560	*	Ardelyx Inc.	11,736	222
*	Advaxis Inc.	69,438	556	*	Surgical Care Affiliates Inc.	6,470	218
*	Acceleron Pharma Inc.	14,240	555	*,^	Navidea Biopharmaceuticals
*	ArQule Inc.	447,632	546		Inc.	114,710	217
*	HealthStream Inc.	18,427	543	*,^	Venaxis Inc.	122,333	217
*	Triple-S Management Corp.			*	STAAR Surgical Co.	22,704	207
	Class B	22,712	543	*	Repros Therapeutics Inc.	19,614	196
*,^	Accelerate Diagnostics Inc.	27,964	537	*	Biodel Inc.	145,521	194
*	Amicus Therapeutics Inc.	60,197	501	*	LDR Holding Corp.	5,900	193
*	Curis Inc.	330,209	495	*,^	ZIOPHARM Oncology Inc.	37,953	192
*	OvaScience Inc.	11,100	491	*	Karyopharm Therapeutics
*	Concert Pharmaceuticals				Inc.	5,102	191
	Inc.	36,550	487	*	Anthera Pharmaceuticals
*	Kite Pharma Inc.	8,083	466		Inc. Class A	120,468	190

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	Columbia Laboratories Inc.	33,126	185	*,^	Cytori Therapeutics Inc.	139,519	68
*,^	EnteroMedics Inc.	129,931	184	*	Synta Pharmaceuticals
*	Dermira Inc.	10,036	182		Corp.	25,225	67
*	Akebia Therapeutics Inc.	15,320	178	*	ARCA biopharma Inc.	69,700	66
*	RadNet Inc.	19,852	170	*	Synergetics USA Inc.	15,077	66
*	Rockwell Medical Inc.	16,443	169	*	Vericel Corp.	20,679	63
*	Adeptus Health Inc.			*	Targacept Inc.	21,867	58
	Class A	4,320	162	*	Skilled Healthcare Group
*	Pernix Therapeutics				Inc.	6,697	57
	Holdings Inc.	17,205	162	*	Tandem Diabetes Care Inc.	4,410	56
*	Bovie Medical Corp.	43,645	158	*	GTx Inc.	69,694	51
*	Cempra Inc.	6,700	158	*	Celsion Corp.	21,241	49
*	Symmetry Surgical Inc.	20,007	156	*	Sunesis Pharmaceuticals
*	Coherus Biosciences Inc.	9,535	156		Inc.	18,400	47
*	Hooper Holmes Inc.	297,738	155	*	Mast Therapeutics Inc.	81,953	46
*	Enzon Pharmaceuticals Inc.	141,847	155	*	Threshold Pharmaceuticals
*	Achaogen Inc.	11,833	154		Inc.	13,478	43
*	Inogen Inc.	4,740	149	*	ERBA Diagnostics Inc.	11,606	37
*	Zogenix Inc.	107,824	148	*	BSD Medical Corp.	102,783	36
*	Synergy Pharmaceuticals			*	Harvard Apparatus
	Inc.	48,123	147		Regenerative Technology
*	Paratek Pharmaceuticals				Inc.	11,255	36
	Inc.	3,804	147	*	BIND Therapeutics Inc.	6,333	34
*	Versartis Inc.	6,517	146	*,^	Oculus Innovative
*	Calithera Biosciences Inc.	6,962	141		Sciences Inc.	23,597	34
*	Peregrine Pharmaceuticals			*	CASI Pharmaceuticals Inc.	22,562	30
	Inc.	98,096	136	*	StemCells Inc.	27,652	26
*	Supernus Pharmaceuticals			*	Hemispherx Biopharma Inc.	96,879	24
	Inc.	16,272	135	*	Heska Corp.	1,324	24
	LeMaitre Vascular Inc.	17,245	132	*	Cancer Genetics Inc.	3,500	23
*	Stemline Therapeutics Inc.	7,700	131	*	Neothetics Inc.	3,040	23
*	Apricus Biosciences Inc.	124,727	125	*	Veracyte Inc.	2,228	22
*	Alexza Pharmaceuticals Inc.	81,627	122	*	Ocular Therapeutix Inc.	910	21
*	INC Research Holdings Inc.			*	MGC Diagnostics Corp.	2,800	18
	Class A	4,533	116	*	Cardica Inc.	21,575	15
*	Derma Sciences Inc.	12,373	115	*	Cesca Therapeutics Inc.	14,114	14
*	Juno Therapeutics Inc.	2,113	110	*	Cleveland Biolabs Inc.	35,300	10
*	InfuSystems Holdings Inc.	34,480	109	*	CEL-SCI Corp.	15,977	9
*,^	iBio Inc.	155,000	106		Diversicare Healthcare
*	AdCare Health Systems Inc.	25,016	100		Services Inc.	800	8
*	Cumberland			*	CAS Medical Systems Inc.	3,600	6
	Pharmaceuticals Inc.	16,675	100	*	Onconova Therapeutics Inc.	1,800	6
*	Pain Therapeutics Inc.	48,537	99	*	Delcath Systems Inc.	4,736	6
*	Nevro Corp.	2,422	94	*	EPIRUS
*,^	Acura Pharmaceuticals Inc.	205,102	92		Biopharmaceuticals Inc.	1,003	6
*	MEI Pharma Inc.	21,387	91	*	OncoGenex
*	Bellicum Pharmaceuticals				Pharmaceuticals Inc.	1,867	4
	Inc.	3,935	91		Utah Medical Products Inc.	68	4
*	Vical Inc.	85,641	90		Birner Dental Management
*	TG Therapeutics Inc.	5,400	86		Services Inc.	265	4
*,^	BG Medicine Inc.	162,483	75	*	Sucampo Pharmaceuticals
*	Oncothyreon Inc.	39,256	75		Inc. Class A	158	2
*	Discovery Laboratories Inc.	62,288	72	*	Stereotaxis Inc.	1,152	2
*	Hansen Medical Inc.	129,025	72		Daxor Corp.	161	1
	Psychemedics Corp.	4,661	70	*	ProPhase Labs Inc.	465	1

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
* Nanosphere Inc.	759	—	Dover Corp.	302,770	21,715
* Vision Sciences Inc.	140	—	Rockwell Collins Inc.	246,766	20,847
		5,457,161	* Stericycle Inc.	155,847	20,428
Industrials (12.6%)			CH Robinson Worldwide
General Electric Co.	18,375,919	464,359	Inc.	269,151	20,157
Union Pacific Corp.	1,626,964	193,820	Pall Corp.	196,058	19,843
3M Co.	1,172,651	192,690	* FleetCor Technologies Inc.	130,559	19,415
United Technologies Corp. 1,584,792		182,251	Textron Inc.	459,128	19,334
Boeing Co.	1,174,152	152,616	* United Rentals Inc.	183,131	18,681
United Parcel Service Inc.			Republic Services Inc.
Class B	1,285,424	142,901	Class A	455,510	18,334
Honeywell International			TransDigm Group Inc.	91,277	17,922
Inc.	1,360,844	135,976	L-3 Communications
Accenture plc Class A	1,148,473	102,570	Holdings Inc.	141,759	17,891
Caterpillar Inc.	1,107,876	101,404	* Verisk Analytics Inc.
Lockheed Martin Corp.	491,458	94,640	Class A	272,781	17,472
Danaher Corp.	1,092,959	93,678	Fluor Corp.	288,045	17,464
FedEx Corp.	492,370	85,505	Ball Corp.	253,039	17,250
Emerson Electric Co.	1,269,599	78,372	Masco Corp.	653,546	16,469
Automatic Data			* Sensata Technologies
Processing Inc.	882,078	73,539	Holding NV	309,104	16,200
General Dynamics Corp.	515,888	70,996	* Mettler-Toledo
CSX Corp.	1,829,109	66,269	International Inc.	52,631	15,919
Precision Castparts Corp.	260,867	62,838	Vulcan Materials Co.	241,626	15,882
Norfolk Southern Corp.	566,308	62,073	Rock-Tenn Co. Class A	260,355	15,876
Raytheon Co.	564,622	61,075	Sealed Air Corp.	368,363	15,630
Eaton Corp. plc	868,572	59,028	Expeditors International
Deere & Co.	655,900	58,027	of Washington Inc.	339,017	15,124
Illinois Tool Works Inc.	608,191	57,596	Flowserve Corp.	250,395	14,981
Northrop Grumman Corp.	369,686	54,488	Wabtec Corp.	167,562	14,559
TE Connectivity Ltd.	744,350	47,080	Towers Watson & Co.
Cummins Inc.	317,724	45,806	Class A	128,103	14,497
* LinkedIn Corp. Class A	198,067	45,498	JB Hunt Transport Services
PACCAR Inc.	647,971	44,068	Inc.	171,667	14,463
Waste Management Inc.	796,070	40,854	Packaging Corp. of
Sherwin-Williams Co.	149,682	39,372	America	179,971	14,047
Parker-Hannifin Corp.	272,078	35,084	Robert Half International
* Tyco International plc	765,736	33,585	Inc.	238,045	13,897
Fidelity National			MeadWestvaco Corp.	307,872	13,666
Information Services Inc.	521,386	32,430	Cintas Corp.	171,864	13,481
* Alliance Data Systems			Fortune Brands Home
Corp.	111,462	31,884	& Security Inc.	288,899	13,078
* Fiserv Inc.	447,585	31,765	* Crown Holdings Inc.	254,529	12,956
Amphenol Corp. Class A	574,254	30,901	Martin Marietta Materials
Ingersoll-Rand plc	486,091	30,813	Inc.	117,234	12,933
Roper Industries Inc.	183,746	28,729	Xylem Inc.	333,725	12,705
WW Grainger Inc.	112,564	28,691	* Trimble Navigation Ltd.	474,546	12,594
Rockwell Automation Inc.	249,271	27,719	* Flextronics International
Xerox Corp.	1,993,559	27,631	Ltd.	1,060,870	11,861
Paychex Inc.	597,584	27,590	Valspar Corp.	136,670	11,819
Agilent Technologies Inc.	610,275	24,985	ADT Corp.	320,700	11,619
Kansas City Southern	202,450	24,705	IDEX Corp.	145,363	11,315
AMETEK Inc.	451,188	23,746	* B/E Aerospace Inc.	192,917	11,193
Fastenal Co.	489,445	23,278	Acuity Brands Inc.	79,370	11,117
Pentair plc	342,691	22,762

Institutional Total Stock Market Index Fund

		Market			Market
		Value			Value
	Shares	($000)		Shares	($000)
* Spirit AeroSystems			Owens Corning	204,959	7,340
Holdings Inc. Class A	258,228	11,114	* Hexcel Corp.	174,720	7,249
* Quanta Services Inc.	389,836	11,067	MSC Industrial Direct Co.
Allison Transmission			Inc. Class A	88,816	7,216
Holdings Inc.	325,261	11,026	* Zebra Technologies Corp.	93,153	7,211
Avnet Inc.	251,489	10,819	Jabil Circuit Inc.	327,038	7,139
* Jacobs Engineering Group			Oshkosh Corp.	145,995	7,103
Inc.	239,608	10,708	* WEX Inc.	70,953	7,019
Carlisle Cos. Inc.	117,485	10,602	FEI Co.	76,377	6,901
* Arrow Electronics Inc.	179,771	10,407	* Berry Plastics Group Inc.	216,229	6,822
Total System Services Inc.	306,159	10,397	Alliant Techsystems Inc.	58,512	6,802
* CoStar Group Inc.	56,297	10,338	ITT Corp.	167,675	6,784
* Keysight Technologies Inc.	305,017	10,300	Eagle Materials Inc.	87,318	6,639
Hubbell Inc. Class B	95,113	10,161	* USG Corp.	236,122	6,609
Broadridge Financial			Toro Co.	101,831	6,498
Solutions Inc.	219,478	10,135	AGCO Corp.	143,232	6,474
Donaldson Co. Inc.	259,966	10,042	MAXIMUS Inc.	116,208	6,373
Global Payments Inc.	123,893	10,002	Timken Co.	148,008	6,317
ManpowerGroup Inc.	146,002	9,953	* Teledyne Technologies Inc.	61,211	6,289
Huntington Ingalls			* Cognex Corp.	151,334	6,255
Industries Inc.	88,382	9,939	Triumph Group Inc.	93,010	6,252
* Old Dominion Freight Line			* WESCO International Inc.	81,328	6,198
Inc.	126,150	9,794	Belden Inc.	78,572	6,192
Allegion plc	175,403	9,728	RR Donnelley & Sons Co.	365,499	6,142
Waste Connections Inc.	215,770	9,492	CLARCOR Inc.	91,836	6,120
Jack Henry & Associates			Air Lease Corp. Class A	178,022	6,108
Inc.	149,739	9,305	Exelis Inc.	343,173	6,016
* Vantiv Inc. Class A	267,381	9,070	SPX Corp.	69,346	5,958
PerkinElmer Inc.	206,925	9,049	Landstar System Inc.	81,901	5,940
Ryder System Inc.	97,114	9,017	Babcock & Wilcox Co.	194,996	5,908
* HD Supply Holdings Inc.	304,764	8,987	World Fuel Services Corp.	125,339	5,882
Lincoln Electric Holdings			Regal-Beloit Corp.	77,991	5,865
Inc.	127,863	8,834	* Generac Holdings Inc.	125,046	5,847
Graco Inc.	108,935	8,734	National Instruments Corp.	186,786	5,807
* AECOM Technology Corp.	281,383	8,546	* Esterline Technologies
Joy Global Inc.	183,578	8,540	Corp.	52,665	5,776
FLIR Systems Inc.	260,632	8,421	Deluxe Corp.	90,931	5,660
Chicago Bridge & Iron Co.			Curtiss-Wright Corp.	79,144	5,587
NV	198,428	8,330	Manitowoc Co. Inc.	247,872	5,478
Bemis Co. Inc.	182,668	8,258	Valmont Industries Inc.	42,741	5,428
* Genesee & Wyoming Inc.			Woodward Inc.	108,044	5,319
Class A	91,814	8,256	Terex Corp.	189,892	5,294
* Colfax Corp.	158,826	8,191	* Moog Inc. Class A	71,202	5,271
* Owens-Illinois Inc.	302,397	8,162	Con-way Inc.	106,033	5,215
* Graphic Packaging Holding			Kennametal Inc.	144,874	5,185
Co.	598,306	8,149	EnerSys	83,966	5,182
Sonoco Products Co.	186,205	8,137	EMCOR Group Inc.	115,446	5,136
Nordson Corp.	103,963	8,105	Crane Co.	86,333	5,068
* Kirby Corp.	99,211	8,010	* Euronet Worldwide Inc.	91,418	5,019
Trinity Industries Inc.	284,918	7,981	Watsco Inc.	46,828	5,011
MDU Resources Group			* Genpact Ltd.	257,603	4,876
Inc.	338,191	7,947	Covanta Holding Corp.	215,717	4,748
AO Smith Corp.	139,725	7,882	* CoreLogic Inc.	149,403	4,720
AptarGroup Inc.	112,650	7,530	GATX Corp.	81,039	4,663
Lennox International Inc.	79,140	7,524	* IPG Photonics Corp.	62,090	4,652

Institutional Total Stock Market Index Fund

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
* XPO Logistics Inc.	113,565	4,643	*	Huron Consulting Group
HEICO Corp. Class A	95,593	4,527		Inc.	43,284	2,960
* Anixter International Inc.	51,111	4,521	*	On Assignment Inc.	89,177	2,960
* Swift Transportation Co.	157,794	4,518	*	Orbital Sciences Corp.	109,704	2,950
KBR Inc.	265,536	4,501		Methode Electronics Inc.	79,719	2,911
* Clean Harbors Inc.	93,388	4,487		Heartland Express Inc.	107,202	2,896
Corporate Executive Board				Apogee Enterprises Inc.	68,057	2,884
Co.	61,648	4,471	*	Itron Inc.	67,628	2,860
Silgan Holdings Inc.	81,000	4,342		AZZ Inc.	60,749	2,850
* Louisiana-Pacific Corp.	260,282	4,310		Franklin Electric Co. Inc.	74,257	2,787
* DigitalGlobe Inc.	137,730	4,265	*	Coherent Inc.	45,867	2,785
Booz Allen Hamilton				Harsco Corp.	146,678	2,771
Holding Corp.	159,754	4,238		RBC Bearings Inc.	42,003	2,710
* Rexnord Corp.	148,988	4,203		TAL International Group Inc.	62,064	2,704
* Armstrong World				Albany International Corp.	70,625	2,683
Industries Inc.	80,347	4,107	*	Proto Labs Inc.	39,660	2,664
* Cimpress NV	53,479	4,002		Matson Inc.	76,712	2,648
* KLX Inc.	96,476	3,980	*	Greatbatch Inc.	53,453	2,635
Littelfuse Inc.	41,118	3,975		ArcBest Corp.	56,287	2,610
* WageWorks Inc.	61,450	3,968		Simpson Manufacturing Co.
* MWI Veterinary Supply Inc.	22,438	3,812		Inc.	75,255	2,604
Knight Transportation Inc.	111,370	3,749		Greif Inc. Class A	54,751	2,586
* Knowles Corp.	155,740	3,668	*	EnPro Industries Inc.	40,915	2,568
Mueller Industries Inc.	104,089	3,554		Mueller Water Products Inc.
* Sanmina Corp.	150,927	3,551		Class A	250,459	2,565
Vishay Intertechnology Inc.	247,582	3,503	*	FARO Technologies Inc.	40,600	2,545
Heartland Payment				EVERTEC Inc.	114,545	2,535
Systems Inc.	63,038	3,401	*	MasTec Inc.	111,390	2,519
Convergys Corp.	166,114	3,384	*	Atlas Air Worldwide
UniFirst Corp.	27,797	3,376		Holdings Inc.	51,036	2,516
* Outerwall Inc.	44,851	3,374		Granite Construction Inc.	65,282	2,482
Barnes Group Inc.	89,652	3,318	*	Plexus Corp.	59,906	2,469
G&K Services Inc. Class A	46,492	3,294	*	TriMas Corp.	78,485	2,456
ABM Industries Inc.	114,675	3,285	*	AMN Healthcare Services
Mobile Mini Inc.	80,385	3,256		Inc.	125,281	2,455
* Benchmark Electronics Inc.	127,732	3,249	*	PHH Corp.	101,638	2,435
* Advisory Board Co.	66,149	3,240		Standex International Corp.	31,372	2,424
* Navistar International Corp.	95,765	3,206	*	Hub Group Inc. Class A	63,519	2,419
* Masonite International				Greenbrier Cos. Inc.	44,816	2,408
Corp.	51,942	3,192		CIRCOR International Inc.	39,598	2,387
Watts Water Technologies			*	Veeco Instruments Inc.	68,240	2,380
Inc. Class A	49,876	3,164		Forward Air Corp.	47,135	2,374
* Cardtronics Inc.	81,638	3,150		AAON Inc.	105,339	2,359
Aircastle Ltd.	146,983	3,141		Badger Meter Inc.	38,777	2,301
Tetra Tech Inc.	117,215	3,130		Brady Corp. Class A	83,997	2,296
Applied Industrial				Acacia Research Corp.	134,642	2,281
Technologies Inc.	68,238	3,111		AAR Corp.	81,544	2,265
MSA Safety Inc.	58,258	3,093	*	GenCorp Inc.	123,683	2,263
TimkenSteel Corp.	82,944	3,071		Werner Enterprises Inc.	71,567	2,229
* NeuStar Inc. Class A	110,417	3,070		ESCO Technologies Inc.	60,319	2,226
* FTI Consulting Inc.	79,071	3,055		Brink’s Co.	89,965	2,196
Actuant Corp. Class A	111,395	3,034	*	Astronics Corp.	38,518	2,130
United Stationers Inc.	71,322	3,007	*	TASER International Inc.	79,506	2,105
* OSI Systems Inc.	42,309	2,994	*	ExamWorks Group Inc.	50,034	2,081
			*	Meritor Inc.	136,937	2,075

Institutional Total Stock Market Index Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
	Exponent Inc.	25,014	2,064	* ExlService Holdings Inc.	46,843	1,345
*	Universal Display Corp.	70,668	1,961	Daktronics Inc.	107,068	1,339
	Astec Industries Inc.	49,754	1,956	* Covenant Transportation
*	UTi Worldwide Inc.	160,037	1,932	Group Inc. Class A	48,775	1,322
*	Korn/Ferry International	66,551	1,914	* Builders FirstSource Inc.	191,362	1,315
	Altra Industrial Motion Corp.	66,971	1,901	* CRA International Inc.	43,311	1,313
*	Rogers Corp.	23,178	1,888	Heidrick & Struggles
*	Trex Co. Inc.	44,070	1,876	International Inc.	56,967	1,313
*	Boise Cascade Co.	49,640	1,844	AVX Corp.	91,115	1,276
	US Ecology Inc.	45,817	1,838	Black Box Corp.	52,300	1,250
*	LifeLock Inc.	98,680	1,827	* Tutor Perini Corp.	51,317	1,235
*	Headwaters Inc.	120,794	1,811	Alamo Group Inc.	25,202	1,221
	Federal Signal Corp.	116,407	1,797	* II-VI Inc.	89,420	1,221
*	American Woodmark Corp.	43,513	1,760	Sturm Ruger & Co. Inc.	34,702	1,202
	Comfort Systems USA Inc.	101,574	1,739	* Cross Country Healthcare
	MTS Systems Corp.	22,723	1,705	Inc.	96,159	1,200
	Park-Ohio Holdings Corp.	26,999	1,702	* Sykes Enterprises Inc.	51,044	1,198
	Raven Industries Inc.	67,690	1,692	* EnerNOC Inc.	77,464	1,197
*,^	Ambarella Inc.	33,283	1,688	* Monster Worldwide Inc.	256,996	1,187
*	Saia Inc.	30,293	1,677	* Engility Holdings Inc.	27,290	1,168
	Celadon Group Inc.	73,056	1,658	* TeleTech Holdings Inc.	48,774	1,155
	CTS Corp.	92,421	1,648	Powell Industries Inc.	23,397	1,148
	Tennant Co.	22,798	1,645	McGrath RentCorp	31,872	1,143
	Universal Forest Products			* Bazaarvoice Inc.	142,032	1,142
	Inc.	30,534	1,624	* TrueBlue Inc.	51,292	1,141
	Otter Tail Corp.	52,461	1,624	Argan Inc.	33,535	1,128
*	Dice Holdings Inc.	161,740	1,619	* GrafTech International Ltd.	222,459	1,126
*	ARC Document Solutions			* Global Cash Access
	Inc.	153,839	1,572	Holdings Inc.	151,155	1,081
	Cubic Corp.	29,383	1,547	Gorman-Rupp Co.	33,255	1,068
*	Rofin-Sinar Technologies			* Franklin Covey Co.	54,884	1,063
	Inc.	53,561	1,541	* PAM Transportation
	H&E Equipment Services			Services Inc.	20,494	1,062
	Inc.	54,662	1,535	* Ducommun Inc.	41,825	1,057
	Materion Corp.	43,545	1,534	Textainer Group Holdings
*	Wesco Aircraft Holdings			Ltd.	30,785	1,057
	Inc.	109,659	1,533	American Science
	Marten Transport Ltd.	69,124	1,511	& Engineering Inc.	20,349	1,056
*	Advanced Emissions			Columbus McKinnon Corp.	37,435	1,050
	Solutions Inc.	66,094	1,506	Primoris Services Corp.	44,917	1,044
*	Checkpoint Systems Inc.	109,214	1,499	* DXP Enterprises Inc.	20,052	1,013
	Insperity Inc.	44,041	1,493	Ennis Inc.	74,848	1,008
	Myers Industries Inc.	83,524	1,470	* Air Transport Services
	Quanex Building Products			Group Inc.	114,654	981
	Corp.	77,454	1,455	* CTPartners Executive
*	Imperva Inc.	29,264	1,447	Search Inc.	64,403	978
	American Railcar			* Era Group Inc.	45,962	972
	Industries Inc.	27,392	1,411	* Accuride Corp.	223,172	969
*	Aegion Corp. Class A	75,694	1,409	ManTech International
^	Lindsay Corp.	16,299	1,397	Corp. Class A	31,995	967
	Kaman Corp.	34,599	1,387	* Navigant Consulting Inc.	62,747	964
*	CBIZ Inc.	160,216	1,371	Insteel Industries Inc.	40,064	945
*	TriNet Group Inc.	43,611	1,364	* GP Strategies Corp.	27,517	934
	General Cable Corp.	91,054	1,357	Schnitzer Steel Industries
	Griffon Corp.	101,836	1,354	Inc.	40,990	925

Institutional Total Stock Market Index Fund

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
* Lydall Inc.	27,660	908		Park Electrochemical Corp.	22,921	571
John Bean Technologies			*	Echo Global Logistics Inc.	19,481	569
Corp.	27,337	898	*	TTM Technologies Inc.	75,417	568
Sun Hydraulics Corp.	22,809	898	*	CAI International Inc.	24,472	568
* Lionbridge Technologies			*	YRC Worldwide Inc.	24,854	559
Inc.	153,882	885		Houston Wire & Cable Co.	46,711	558
* Wabash National Corp.	71,496	884	*	Maxwell Technologies Inc.	61,076	557
* Team Inc.	21,676	877		Barrett Business Services
Ceco Environmental Corp.	55,803	867		Inc.	19,994	548
Multi-Color Corp.	15,587	864	*	US Concrete Inc.	18,720	533
Kadant Inc.	20,038	855	*	Patrick Industries Inc.	12,040	530
Kforce Inc.	34,320	828	*	Lawson Products Inc.	19,589	520
Resources Connection Inc.	50,079	824		Electro Scientific Industries
* Information Services Group				Inc.	65,891	511
Inc.	194,242	820		Electro Rent Corp.	36,293	510
CDI Corp.	46,283	820		Miller Industries Inc.	24,364	507
Encore Wire Corp.	21,356	797		Kelly Services Inc. Class A	29,482	502
Cass Information Systems			*,^	Capstone Turbine Corp.	677,808	501
Inc.	14,946	796	*	Northwest Pipe Co.	16,293	491
NN Inc.	38,316	788	*	Cenveo Inc.	228,417	480
Dynamic Materials Corp.	49,004	785		Landauer Inc.	13,899	475
* Nortek Inc.	9,396	764	*	NVE Corp.	6,690	474
* PGT Inc.	77,165	743	*,^	Energy Recovery Inc.	88,292	465
* Landec Corp.	53,668	741	*	Commercial Vehicle Group
LB Foster Co. Class A	15,244	740		Inc.	69,313	462
* Furmanite Corp.	94,679	740		Kimball International Inc.
* NCI Building Systems Inc.	39,568	733		Class B	50,064	457
* Aerovironment Inc.	26,528	723	*	PowerSecure International
* Rentrak Corp.	9,914	722		Inc.	38,435	448
* ICF International Inc.	17,247	707		NACCO Industries Inc.
* Quality Distribution Inc.	65,528	697		Class A	7,389	439
Hyster-Yale Materials			*	Echelon Corp.	248,129	422
Handling Inc.	9,387	687	*	Kemet Corp.	99,912	420
* Thermon Group Holdings			*	CUI Global Inc.	55,345	412
Inc.	28,050	679	*	Layne Christensen Co.	42,527	406
* Fabrinet	38,105	676	*	Kimball Electronics Inc.	33,648	404
Crawford & Co. Class B	63,879	657	*	Ameresco Inc. Class A	57,389	402
* Great Lakes Dredge				HEICO Corp.	6,637	401
& Dock Corp.	76,493	655	*	MYR Group Inc.	13,959	382
* Smith & Wesson Holding			*	Vishay Precision Group Inc.	22,068	379
Corp.	68,259	646		Universal Technical
Quad/Graphics Inc.	27,769	638		Institute Inc.	38,410	378
* Roadrunner Transportation				Hardinge Inc.	31,532	376
Systems Inc.	27,181	635	*	Orion Marine Group Inc.	33,320	368
Crawford & Co. Class A	73,052	626		Viad Corp.	13,137	350
* Gibraltar Industries Inc.	38,134	620	*	Kratos Defense & Security
* AM Castle & Co.	77,451	618		Solutions Inc.	68,262	343
* Newport Corp.	31,705	606		Eastern Co.	19,602	336
Bel Fuse Inc. Class B	21,864	598	*	Ply Gem Holdings Inc.	23,939	335
Graham Corp.	20,640	594	*	ClearSign Combustion
* ModusLink Global				Corp.	45,606	334
Solutions Inc.	153,608	576	*	AEP Industries Inc.	5,711	332
United States Lime			*	BlueLinx Holdings Inc.	278,526	323
& Minerals Inc.	7,886	575	*	InnerWorkings Inc.	37,219	290
* RPX Corp.	41,571	573	*	Vicor Corp.	23,327	282

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
	Spartan Motors Inc.	52,914	278	*	Elecsys Corp.	5,884	102
*	Fuel Tech Inc.	71,059	272	*	Innovative Solutions
	LSI Industries Inc.	39,282	267		& Support Inc.	31,038	99
	International Shipholding			*	Radiant Logistics Inc.	23,100	98
	Corp.	17,824	266		National Research Corp.
*	Multi-Fineline Electronix Inc.	23,168	260		Class B	2,696	97
*	ServiceSource International			*	API Technologies Corp.	45,257	96
	Inc.	54,970	257	*	FRP Holdings Inc.	2,385	94
	Hurco Cos. Inc.	7,342	250	*	Hill International Inc.	24,339	93
*	CyberOptics Corp.	25,135	242	*	Odyssey Marine
*	Intevac Inc.	30,977	241		Exploration Inc.	99,418	92
*	Casella Waste Systems Inc.			*	American Electric
	Class A	59,008	238		Technologies Inc.	16,080	88
*	Adept Technology Inc.	27,410	238	*	Control4 Corp.	5,660	87
*	USA Truck Inc.	8,258	235	*	Power Solutions
*	Heritage-Crystal Clean Inc.	18,989	234		International Inc.	1,662	86
*	Magnetek Inc.	5,579	227		Lincoln Educational
*	Active Power Inc.	122,510	225		Services Corp.	30,118	85
	Mesa Laboratories Inc.	2,907	225		Richardson Electronics Ltd.	7,894	79
	Eagle Bulk Shipping Inc.	14,784	217	*	Frequency Electronics Inc.	6,878	79
*	Arotech Corp.	92,751	215	*	BTU International Inc.	23,344	77
*	Continental Building				Douglas Dynamics Inc.	3,473	74
	Products Inc.	12,110	215	*	Orion Energy Systems Inc.	13,216	73
*	American Superconductor				AMCON Distributing Co.	900	72
	Corp.	282,598	209		Twin Disc Inc.	3,509	70
	Global Power Equipment			*	Perma-Fix Environmental
	Group Inc.	14,735	203		Services	15,311	67
*	M/A-COM Technology			*	SL Industries Inc.	1,698	66
	Solutions Holdings Inc.	6,035	189	*	Air T Inc.	2,500	64
*,^	Nuverra Environmental			*	Rubicon Technology Inc.	13,744	63
	Solutions Inc.	33,959	188		VSE Corp.	875	58
*	PRGX Global Inc.	32,040	183	*,^	Lightbridge Corp.	36,732	57
*	Mistras Group Inc.	9,970	183	*	Tecumseh Products Co.	18,215	56
*	Sterling Construction Co.			*	Erickson Inc.	6,609	55
	Inc.	27,200	174	*,^	Document Security
*	Broadwind Energy Inc.	31,113	168		Systems Inc.	119,798	54
*	GSI Group Inc.	11,324	167	*	Key Technology Inc.	3,973	51
	Advanced Drainage				Supreme Industries Inc.
	Systems Inc.	7,085	163		Class A	6,861	48
*	Higher One Holdings Inc.	37,954	160	*,^	Revolution Lighting
*	StarTek Inc.	15,981	156		Technologies Inc.	33,852	46
*	Goldfield Corp.	63,860	155		Sypris Solutions Inc.	15,958	42
	Allied Motion Technologies			*	Mattersight Corp.	6,659	42
	Inc.	6,439	153	*,^	UQM Technologies Inc.	52,587	41
*	Ballantyne Strong Inc.	35,705	147	*	Synthesis Energy Systems
*	Willis Lease Finance Corp.	6,584	144		Inc.	43,351	41
*	Xerium Technologies Inc.	8,965	141	*	Metalico Inc.	119,793	41
*	UFP Technologies Inc.	5,749	141	*	Asure Software Inc.	7,163	39
*	Planar Systems Inc.	16,117	135	*	Turtle Beach Corp.	11,768	38
	FreightCar America Inc.	4,922	129		Bel Fuse Inc. Class A	1,477	36
*	LMI Aerospace Inc.	9,175	129	*	Stock Building Supply
*,^	ExOne Co.	7,579	127		Holdings Inc.	2,200	34
*	Sparton Corp.	4,233	120	*	Cartesian Inc.	7,826	33
*	Hudson Global Inc.	36,753	114	*	Paylocity Holding Corp.	1,230	32
*	TRC Cos. Inc.	17,053	108	*	IEC Electronics Corp.	6,761	32

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	Ultralife Corp.	9,678	30		Baker Hughes Inc.	791,809	44,397
*	Industrial Services of				Devon Energy Corp.	711,239	43,535
	America Inc.	5,080	30		Apache Corp.	688,952	43,177
*	MicroVision Inc.	16,405	29		Pioneer Natural Resources
*	Transcat Inc.	2,800	28		Co.	272,468	40,557
*	Standard Register Co.	8,409	27		Hess Corp.	492,393	36,348
	Omega Flex Inc.	666	25		Marathon Oil Corp.	1,235,075	34,940
*	PMFG Inc.	4,555	24		Noble Energy Inc.	662,208	31,409
	National Research Corp.			*	Cheniere Energy Inc.	390,476	27,489
	Class A	1,642	23		Cabot Oil & Gas Corp.	762,286	22,571
*	Viasystems Group Inc.	1,396	23		Chesapeake Energy Corp. 1,095,253		21,434
	Global Brass & Copper				EQT Corp.	278,009	21,045
	Holdings Inc.	1,656	22	*	Concho Resources Inc.	207,035	20,652
*	Research Frontiers Inc.	4,224	22	*	FMC Technologies Inc.	428,340	20,063
*	Rand Logistics Inc.	5,296	21	*	Cameron International
*	Hudson Technologies Inc.	5,527	21		Corp.	368,685	18,416
*	AeroCentury Corp.	2,175	19	*	Southwestern Energy Co.	646,768	17,650
*	Yodlee Inc.	1,514	18		Tesoro Corp.	234,223	17,414
	Greif Inc. Class B	318	16		Cimarex Energy Co.	160,100	16,971
*	Onvia Inc.	2,951	15		Range Resources Corp.	294,090	15,719
*	Swisher Hygiene Inc.	7,873	15		Murphy Oil Corp.	309,302	15,626
*	Gencor Industries Inc.	1,450	14	*	Weatherford International
*	Art’s-Way Manufacturing				plc	1,275,853	14,609
	Co. Inc.	2,553	13		HollyFrontier Corp.	361,369	13,544
*	Essex Rental Corp.	9,439	12		OGE Energy Corp.	365,106	12,954
	Universal Truckload				Ensco plc Class A	429,756	12,871
	Services Inc.	360	10		Helmerich & Payne Inc.	188,731	12,724
*	American DG Energy Inc.	12,332	7	^	Transocean Ltd.	631,915	11,583
*	Sharps Compliance Corp.	1,172	5		Oceaneering International
	Ecology and Environment				Inc.	196,385	11,549
	Inc.	450	4	*	Dresser-Rand Group Inc.	140,388	11,484
*	Breeze-Eastern Corp.	401	4	*	Whiting Petroleum Corp.	304,917	10,062
*	Wireless Telecom Group				Core Laboratories NV	80,925	9,739
	Inc.	1,403	4		Energen Corp.	134,405	8,570
*	Integrated Electrical				Noble Corp. plc	479,629	7,947
	Services Inc.	246	2		Targa Resources Corp.	69,457	7,366
*	Video Display Corp.	47	—	*	Newfield Exploration Co.	251,179	6,812
			5,222,716		Nabors Industries Ltd.	520,898	6,761
Oil & Gas (7.5%)					QEP Resources Inc.	330,399	6,681
	Exxon Mobil Corp.	7,748,646	716,362	*	Gulfport Energy Corp.	156,507	6,533
	Chevron Corp.	3,459,279	388,062	*	Continental Resources Inc.	170,288	6,532
	Schlumberger Ltd.	2,354,701	201,115	*	First Solar Inc.	137,595	6,136
	ConocoPhillips	2,252,435	155,553	*	Cobalt International
	Kinder Morgan Inc.	3,101,346	131,218		Energy Inc.	639,187	5,682
	Occidental Petroleum				Superior Energy Services
	Corp.	1,418,977	114,384		Inc.	281,399	5,670
	EOG Resources Inc.	1,002,860	92,333		SemGroup Corp. Class A	79,589	5,443
	Anadarko Petroleum				Rowan Cos. plc Class A	227,792	5,312
	Corp.	926,814	76,462	*	Diamondback Energy Inc.	88,286	5,278
	Phillips 66	1,013,815	72,691	*	Dril-Quip Inc.	68,686	5,270
	Halliburton Co.	1,473,360	57,947		Denbury Resources Inc.	646,186	5,253
	Williams Cos. Inc.	1,231,043	55,323		Western Refining Inc.	137,471	5,194
	National Oilwell Varco Inc.	787,912	51,632	*,^	NOW Inc.	195,881	5,040
	Valero Energy Corp.	955,136	47,279	*	Oil States International Inc.	98,120	4,798
	Marathon Petroleum Corp.	513,235	46,325		SM Energy Co.	123,513	4,765

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
^	Diamond Offshore Drilling			*	Magnum Hunter
	Inc.	127,298	4,673		Resources Corp.	326,476	1,025
*	WPX Energy Inc.	371,955	4,326	*	Parsley Energy Inc.
	PBF Energy Inc. Class A	159,238	4,242		Class A	63,403	1,012
	Patterson-UTI Energy Inc.	254,416	4,221	*	C&J Energy Services Inc.	75,857	1,002
	Bristow Group Inc.	61,319	4,034	*,^	Approach Resources Inc.	147,408	942
*	Antero Resources Corp.	96,077	3,899	*	Contango Oil & Gas Co.	32,207	942
	Exterran Holdings Inc.	118,625	3,865	*	Green Brick Partners Inc.	112,484	922
*	Helix Energy Solutions			*,^	Sanchez Energy Corp.	99,031	920
	Group Inc.	173,848	3,772	*	Geospace Technologies
*,^	Ultra Petroleum Corp.	266,318	3,505		Corp.	33,916	899
*	Atwood Oceanics Inc.	111,877	3,174	*	VAALCO Energy Inc.	194,357	886
*	Carrizo Oil & Gas Inc.	76,003	3,162	*	Callon Petroleum Co.	160,804	876
*	California Resources Corp.	567,274	3,126	*	Northern Oil and Gas Inc.	150,013	848
*	Unit Corp.	90,730	3,094	*,^	FuelCell Energy Inc.	549,919	847
	Tidewater Inc.	90,362	2,929	*	TETRA Technologies Inc.	125,062	835
*	Oasis Petroleum Inc.	174,132	2,880		Civeo Corp.	195,035	802
*	PDC Energy Inc.	67,897	2,802	*	Penn Virginia Corp.	110,537	738
	Delek US Holdings Inc.	98,899	2,698	*	Basic Energy Services Inc.	103,405	725
*	MRC Global Inc.	175,833	2,664	^	Comstock Resources Inc.	104,922	715
*	SEACOR Holdings Inc.	35,426	2,615		Adams Resources
*	Rice Energy Inc.	123,833	2,597		& Energy Inc.	14,172	708
*	Memorial Resource			*	Parker Drilling Co.	210,321	646
	Development Corp.	139,400	2,513		Gulf Island Fabrication Inc.	30,939	600
*	Rosetta Resources Inc.	111,526	2,488		Energy XXI Ltd.	176,341	575
*	Matador Resources Co.	122,456	2,477	*,^	Halcon Resources Corp.	317,075	564
*	SunPower Corp. Class A	95,139	2,457	*	ION Geophysical Corp.	199,966	550
*	Forum Energy			*,^	Plug Power Inc.	180,037	540
	Technologies Inc.	110,880	2,299	*	Pioneer Energy Services
*	Flotek Industries Inc.	116,366	2,180		Corp.	89,756	497
*	Chart Industries Inc.	55,067	1,883	^	EXCO Resources Inc.	216,153	469
	Green Plains Inc.	74,547	1,847	*	PHI Inc.	12,507	468
*	Laredo Petroleum Inc.	174,838	1,810		Paragon Offshore plc	158,477	439
*	Newpark Resources Inc.	171,371	1,635	*	Seventy Seven Energy Inc.	79,544	430
*	Stone Energy Corp.	96,334	1,626	*	PetroQuest Energy Inc.	110,845	415
*,^	SandRidge Energy Inc.	851,867	1,550	*	Natural Gas Services
*	Hornbeck Offshore				Group Inc.	17,710	408
	Services Inc.	61,368	1,532		W&T Offshore Inc.	54,286	398
*	Matrix Service Co.	67,870	1,515	*,^	Goodrich Petroleum Corp.	88,757	394
*	Clayton Williams Energy			*	Key Energy Services Inc.	235,233	393
	Inc.	22,583	1,441	*,^	Triangle Petroleum Corp.	78,682	376
	CARBO Ceramics Inc.	35,467	1,420	*	REX American Resources
*	Bonanza Creek Energy Inc.	58,826	1,412		Corp.	6,032	374
	Alon USA Energy Inc.	104,336	1,322	*	Willbros Group Inc.	59,038	370
	RPC Inc.	97,143	1,267	*,^	Amyris Inc.	176,635	364
^	CVR Energy Inc.	32,402	1,254		Dawson Geophysical Co.	29,493	361
*	McDermott International			*	Rex Energy Corp.	67,774	346
	Inc.	429,891	1,251	*	Swift Energy Co.	84,096	341
*	Bill Barrett Corp.	109,411	1,246	*,^	Emerald Oil Inc.	280,107	336
	Pattern Energy Group Inc.			*	EP Energy Corp. Class A	31,188	326
	Class A	49,496	1,221		Tesco Corp.	24,985	320
*	Enphase Energy Inc.	83,516	1,193	*	Trecora Resources	20,083	295
*	RSP Permian Inc.	45,919	1,154		Evolution Petroleum Corp.	38,997	290
*	Abraxas Petroleum Corp.	391,010	1,150	*	Gastar Exploration Inc.	114,979	277
	Gulfmark Offshore Inc.	43,954	1,073	*	Hercules Offshore Inc.	237,587	238

Institutional Total Stock Market Index Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
*	FX Energy Inc.	123,948	192	* Cubist Pharmaceuticals,
*	Mitcham Industries Inc.	31,567	187	Inc. CVR	16,200	2
*	Renewable Energy Group			* Durata Therapeutics Inc
	Inc.	17,703	172	CVR Exp. 12/31/2018	800	1
*	Midstates Petroleum Co.			* Forest Laboratories Inc.
	Inc.	111,304	168	Contingent Value
*	BPZ Resources Inc.	498,616	144	Rights Exp. 04/14/2018	29,879	—
*	US Energy Corp. Wyoming	94,693	140	* Southern Community
*	Harvest Natural Resources			Financial Corp.	118	—
	Inc.	75,749	137			2,622
	Panhandle Oil and Gas Inc.			Technology (15.8%)
	Class A	5,220	122	Apple Inc.	10,731,972	1,184,595
*	Solazyme Inc.	46,451	120	Microsoft Corp.	13,575,914	630,601
*	Eclipse Resources Corp.	17,031	120	Intel Corp.	8,847,497	321,076
*	Warren Resources Inc.	67,043	108	* Facebook Inc. Class A	3,866,050	301,629
*	Resolute Energy Corp.	76,360	101	International Business
*	Vantage Drilling Co.	133,145	65	Machines Corp.	1,810,897	290,540
*	Forbes Energy Services			* Google Inc. Class C	527,783	277,825
	Ltd.	50,054	61	* Google Inc. Class A	521,139	276,548
*,^	Quicksilver Resources Inc.	270,221	54	Oracle Corp.	6,081,879	273,502
*	TGC Industries Inc.	22,374	48	Cisco Systems Inc.	9,357,196	260,270
*,^	Miller Energy Resources			QUALCOMM Inc.	3,042,350	226,138
	Inc.	30,100	38	Hewlett-Packard Co.	3,415,078	137,047
*,^	Gevo Inc.	103,260	33	EMC Corp.	3,723,659	110,742
*,^	Ascent Solar Technologies			Texas Instruments Inc.	1,932,951	103,345
	Inc.	22,880	24	* Yahoo! Inc.	1,560,273	78,809
*,^	GreenHunter Resources			* Micron Technology Inc.	1,964,312	68,771
	Inc.	33,926	24	* salesforce.com inc	1,096,995	65,063
*	Hyperdynamics Corp.	28,303	22	* Adobe Systems Inc.	867,109	63,039
*	Escalera Resources Co.	41,726	22	* Cognizant Technology
*	STR Holdings Inc.	13,870	19	Solutions Corp. Class A	1,114,271	58,677
*	Forest Oil Corp.	52,999	12	Applied Materials Inc.	2,227,643	55,513
*,^	MagneGas Corp.	17,025	12	Corning Inc.	2,346,480	53,805
*	FieldPoint Petroleum Corp.	4,756	8	Avago Technologies Ltd.
*	Ocean Power Technologies			Class A	463,214	46,595
	Inc.	7,673	5	Intuit Inc.	496,435	45,766
^	ZaZa Energy Corp.	1,895	5	Western Digital Corp.	404,302	44,756
*	Isramco Inc.	23	3	Broadcom Corp. Class A	991,892	42,979
*	Lucas Energy Inc.	19,845	2	SanDisk Corp.	404,094	39,593
*	PrimeEnergy Corp.	10	1	Seagate Technology plc	570,383	37,930
*	Lilis Energy Inc.	385	—	* Cerner Corp.	563,750	36,452
			3,100,968	* Twitter Inc.	928,333	33,299
Other (0.0%)†				Symantec Corp.	1,262,860	32,399
*	Foster Wheeler AG	150,659	2,003	Analog Devices Inc.	574,969	31,922
*	Leap Wireless International			Motorola Solutions Inc.	396,528	26,599
	Inc CVR	134,187	338	Skyworks Solutions Inc.	349,300	25,398
*	Furiex Pharmaceuticals Inc.			* Autodesk Inc.	416,816	25,034
	CVR	16,618	162	* Red Hat Inc.	345,414	23,882
*	Adolor Corp.			NetApp Inc.	570,367	23,642
	Rights Exp. 07/01/2019	126,930	66	Lam Research Corp.	295,999	23,485
*	Chelsea Therapeutics			Equinix Inc.	100,587	22,806
	International Ltd.			KLA-Tencor Corp.	302,069	21,241
	CVR Exp. 12/31/2016	288,407	32	Xilinx Inc.	490,379	21,228
*	Ambit Biosciences Corp.			Altera Corp.	565,068	20,874
	CVR Rights	29,736	18	Linear Technology Corp.	437,598	19,954

Institutional Total Stock Market Index Fund

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
* Catamaran Corp.	380,124	19,671	*	Tableau Software Inc.
* Akamai Technologies Inc.	310,308	19,537		Class A	81,672	6,922
* Citrix Systems Inc.	300,356	19,163	*	Nuance Communications
NVIDIA Corp.	947,285	18,993		Inc.	469,511	6,700
* F5 Networks Inc.	135,417	17,667	*	Verint Systems Inc.	110,873	6,462
CA Inc.	569,890	17,353	*	Guidewire Software Inc.	127,166	6,438
Juniper Networks Inc.	754,042	16,830		Solera Holdings Inc.	125,047	6,400
* ServiceNow Inc.	244,519	16,591	*,^	3D Systems Corp.	193,340	6,355
Maxim Integrated Products			*	Tyler Technologies Inc.	57,450	6,287
Inc.	518,247	16,517	*	AOL Inc.	135,533	6,258
Computer Sciences Corp.	257,960	16,264		DST Systems Inc.	64,827	6,103
Microchip Technology Inc.	350,316	15,803	*	Cavium Inc.	98,638	6,098
* Palo Alto Networks Inc.	125,311	15,359	*	Atmel Corp.	725,676	6,092
* Workday Inc. Class A	181,182	14,786		Leidos Holdings Inc.	135,926	5,915
* ANSYS Inc.	168,390	13,808	*	SolarWinds Inc.	117,640	5,862
Harris Corp.	192,059	13,794	*	JDS Uniphase Corp.	424,059	5,818
* VeriSign Inc.	228,057	12,999	*	Aspen Technology Inc.	165,641	5,801
* Gartner Inc.	153,842	12,955	*,^	FireEye Inc.	179,284	5,662
* VMware Inc. Class A	155,181	12,806	*	Riverbed Technology Inc.	273,752	5,587
* Synopsys Inc.	285,485	12,410	*	Manhattan Associates Inc.	136,477	5,557
* Teradata Corp.	283,391	12,379	*	Sapient Corp.	219,701	5,466
CDK Global Inc.	279,086	11,376	*	Integrated Device
Garmin Ltd.	211,072	11,151		Technology Inc.	272,090	5,333
* Splunk Inc.	186,738	11,008	*	International Rectifier Corp.	131,035	5,228
Marvell Technology Group				j2 Global Inc.	83,043	5,149
Ltd.	753,937	10,932	*	Qlik Technologies Inc.	165,193	5,103
* athenahealth Inc.	69,771	10,166	*	Microsemi Corp.	174,077	4,940
* Cadence Design Systems			*	Freescale Semiconductor
Inc.	535,307	10,155		Ltd.	194,723	4,913
* Rackspace Hosting Inc.	210,578	9,857	*	ViaSat Inc.	77,279	4,871
Brocade Communications				Lexmark International Inc.
Systems Inc.	790,048	9,354		Class A	113,183	4,671
* SunEdison Inc.	470,769	9,185	*	Synaptics Inc.	67,519	4,648
Pitney Bowes Inc.	368,967	8,992	*	Medidata Solutions Inc.	94,317	4,504
* TriQuint Semiconductor			*	Tech Data Corp.	70,017	4,427
Inc.	324,332	8,935		Fair Isaac Corp.	58,814	4,252
* RF Micro Devices Inc.	531,704	8,821	*	ACI Worldwide Inc.	210,347	4,243
IAC/InterActiveCorp	142,738	8,677		SYNNEX Corp.	54,030	4,223
* NCR Corp.	292,694	8,529	*	EchoStar Corp. Class A	80,163	4,209
* ON Semiconductor Corp.	799,861	8,103		Plantronics Inc.	78,593	4,167
* Ingram Micro Inc.	285,203	7,883	*	CommVault Systems Inc.	79,517	4,110
* Fortinet Inc.	256,366	7,860	*	Allscripts Healthcare
Teradyne Inc.	396,020	7,837		Solutions Inc.	313,339	4,001
SS&C Technologies			*	Dealertrack Technologies
Holdings Inc.	130,204	7,616		Inc.	89,005	3,944
* Informatica Corp.	199,488	7,607	*	Rovi Corp.	173,921	3,929
* VeriFone Systems Inc.	202,660	7,539	*	Spansion Inc. Class A	113,558	3,886
* PTC Inc.	201,595	7,388		Mentor Graphics Corp.	176,974	3,879
* Ultimate Software Group				InterDigital Inc.	73,228	3,874
Inc.	49,325	7,242	^	Cypress Semiconductor
CDW Corp.	204,802	7,203		Corp.	265,633	3,793
* ARRIS Group Inc.	238,479	7,200	*	Ciena Corp.	194,930	3,784
* Cree Inc.	218,656	7,045	*	CACI International Inc.
* NetSuite Inc.	63,485	6,931		Class A	43,550	3,753
				Diebold Inc.	106,412	3,686

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	Electronics For Imaging			*	Cabot Microelectronics
	Inc.	85,984	3,683		Corp.	47,896	2,266
*	Fairchild Semiconductor			*	MedAssets Inc.	114,149	2,256
	International Inc. Class A	217,599	3,673		ADTRAN Inc.	102,901	2,243
	Blackbaud Inc.	84,688	3,664	*	QLogic Corp.	168,013	2,238
	Science Applications			*	Callidus Software Inc.	135,674	2,216
	International Corp.	73,685	3,650	*	Bottomline Technologies
*	Envestnet Inc.	72,648	3,570		de Inc.	82,443	2,084
*	EPAM Systems Inc.	74,606	3,562	*,^	InvenSense Inc.	127,569	2,074
	MKS Instruments Inc.	97,164	3,556	*	Proofpoint Inc.	42,152	2,033
*	Finisar Corp.	182,160	3,536		CSG Systems International
*	CommScope Holding Co.				Inc.	80,850	2,027
	Inc.	154,548	3,528		Computer Programs
*	Aruba Networks Inc.	190,047	3,455		& Systems Inc.	33,223	2,018
	Intersil Corp. Class A	238,192	3,447	*	Infoblox Inc.	97,191	1,964
*	Semtech Corp.	124,323	3,428	*	Lattice Semiconductor
*	Polycom Inc.	250,414	3,381		Corp.	283,991	1,957
*	Silicon Laboratories Inc.	70,967	3,379	*	Unisys Corp.	64,724	1,908
*	Infinera Corp.	229,379	3,376	*	Kulicke & Soffa Industries
*	Entegris Inc.	255,195	3,371		Inc.	131,546	1,902
	Monolithic Power Systems				Brooks Automation Inc.	148,567	1,894
	Inc.	67,374	3,351	*	ScanSource Inc.	45,562	1,830
*	PMC-Sierra Inc.	354,999	3,252	*	Amkor Technology Inc.	256,864	1,824
*	Demandware Inc.	56,502	3,251	^	Ebix Inc.	106,697	1,813
	Advent Software Inc.	104,180	3,192	*	Synchronoss Technologies
*	IMS Health Holdings Inc.	122,531	3,142		Inc.	43,264	1,811
	Tessera Technologies Inc.	86,953	3,109	*	Premier Inc. Class A	53,458	1,792
*	Progress Software Corp.	114,827	3,103	*	Blucora Inc.	128,959	1,786
*	Cornerstone OnDemand			*	PROS Holdings Inc.	64,339	1,768
	Inc.	88,136	3,102	*	CalAmp Corp.	96,411	1,764
*,^	Advanced Micro Devices			*	Actua Corp.	95,493	1,764
	Inc.	1,135,849	3,033	*	Veeva Systems Inc.
*	Cray Inc.	87,196	3,006		Class A	64,627	1,707
*	Syntel Inc.	65,378	2,941	*	Web.com Group Inc.	88,432	1,679
	Cogent Communications			*	Interactive Intelligence
	Holdings Inc.	83,009	2,938		Group Inc.	34,678	1,661
*	MicroStrategy Inc. Class A	17,957	2,916		Inteliquent Inc.	83,231	1,634
*	Cirrus Logic Inc.	120,859	2,849		Ubiquiti Networks Inc.	54,971	1,629
*	Ellie Mae Inc.	70,048	2,824		Epiq Systems Inc.	93,427	1,596
*	Dycom Industries Inc.	80,153	2,813	*	Rambus Inc.	140,853	1,562
*	OmniVision Technologies			*	FormFactor Inc.	180,632	1,553
	Inc.	105,937	2,754	*	Loral Space
	Power Integrations Inc.	52,112	2,696		& Communications Inc.	19,318	1,521
*	NETGEAR Inc.	70,947	2,524	*	Harmonic Inc.	214,815	1,506
*	iGATE Corp.	63,580	2,510	*	Super Micro Computer Inc.	43,140	1,505
*	FleetMatics Group plc	68,838	2,443	*	SPS Commerce Inc.	26,344	1,492
*	Insight Enterprises Inc.	94,249	2,440	*	Sonus Networks Inc.	369,858	1,468
	NIC Inc.	134,602	2,421	*	LogMeIn Inc.	29,759	1,468
*	Diodes Inc.	87,412	2,410		Pegasystems Inc.	68,046	1,413
*	BroadSoft Inc.	81,660	2,370	*	Intralinks Holdings Inc.	117,630	1,400
*	Digital River Inc.	94,901	2,347	*,^	Gogo Inc.	84,058	1,389
*	Advanced Energy				Monotype Imaging
	Industries Inc.	97,177	2,303		Holdings Inc.	46,627	1,344
*	NetScout Systems Inc.	62,081	2,268	*	Actuate Corp.	203,337	1,342
				*	RealPage Inc.	61,051	1,341

Institutional Total Stock Market Index Fund

		Market				Market
		Value				Value
	Shares	($000)			Shares	($000)
* Axcelis Technologies Inc.	519,859	1,331	*	VOXX International Corp.
* Applied Micro Circuits				Class A	74,300	651
Corp.	201,478	1,314	*	Guidance Software Inc.	89,345	648
* Shutterstock Inc.	18,609	1,286	*	Tangoe Inc.	48,808	636
* Nimble Storage Inc.	46,141	1,269	*	Zendesk Inc.	25,634	625
* Carbonite Inc.	87,484	1,248	*	Extreme Networks Inc.	171,913	607
* Internap Corp.	155,826	1,240	*	Perficient Inc.	32,333	602
* Comverse Inc.	64,252	1,207	*	Icad Inc.	64,632	593
Comtech			*	EMCORE Corp.	107,928	572
Telecommunications			*	Ultratech Inc.	30,501	566
Corp.	38,207	1,204	*	RingCentral Inc. Class A	37,923	566
* Emulex Corp.	211,275	1,198	*	Immersion Corp.	57,685	546
* LivePerson Inc.	84,947	1,198	*	Mercury Systems Inc.	39,223	546
West Corp.	36,279	1,197	*	Alpha & Omega
* Virtusa Corp.	28,634	1,193		Semiconductor Ltd.	59,224	524
* CEVA Inc.	65,631	1,191	*	iPass Inc.	381,016	522
Integrated Silicon Solution			*	Vectrus Inc.	19,009	521
Inc.	71,029	1,177	*	DSP Group Inc.	47,478	516
* Ixia	104,333	1,174	*	Cvent Inc.	18,435	513
* Endurance International			*	Aviat Networks Inc.	327,967	492
Group Holdings Inc.	62,074	1,144		Computer Task Group Inc.	51,182	488
Quality Systems Inc.	72,533	1,131	*	Datalink Corp.	35,769	461
Forrester Research Inc.	27,092	1,066	*	Jive Software Inc.	74,034	446
* Calix Inc.	103,980	1,042	*	KVH Industries Inc.	35,175	445
Hackett Group Inc.	117,187	1,030	*	Quantum Corp.	248,082	437
* Ruckus Wireless Inc.	84,951	1,021	*	Castlight Health Inc.
American Software Inc.				Class B	36,489	427
Class A	111,798	1,018	*,^	VirnetX Holding Corp.	74,654	410
* VASCO Data Security			*	Merge Healthcare Inc.	113,737	405
International Inc.	33,863	955	*	Textura Corp.	14,000	399
* Ciber Inc.	268,615	954	*	Mitel Networks Corp.	36,781	393
Alliance Fiber Optic				Aware Inc.	85,652	389
Products Inc.	63,554	922	*	Rocket Fuel Inc.	23,797	384
Cohu Inc.	76,738	913	*	Kopin Corp.	105,030	380
* Marketo Inc.	27,595	903	*	Entropic Communications
* ChannelAdvisor Corp.	39,642	855		Inc.	148,178	375
* Premiere Global Services			*	Imation Corp.	98,843	375
Inc.	79,740	847	*	Edgewater Technology Inc.	46,566	349
* Agilysys Inc.	66,582	838	*	Silicon Image Inc.	61,931	342
* Gigamon Inc.	46,185	819	*	Benefitfocus Inc.	10,246	336
* Brightcove Inc.	105,119	818	*	LRAD Corp.	118,475	320
* Exar Corp.	79,340	809	*	Unwired Planet Inc.	313,393	313
* AXT Inc.	282,829	792		Concurrent Computer Corp.	43,614	309
* Limelight Networks Inc.	273,617	758	*	Pendrell Corp.	215,736	298
Micrel Inc.	51,595	749		PC Connection Inc.	11,926	293
* Dot Hill Systems Corp.	163,500	723	*	SciQuest Inc.	20,225	292
IXYS Corp.	57,046	719	*	Nanometrics Inc.	16,593	279
* Digi International Inc.	75,909	705	*	Photronics Inc.	33,314	277
* Xcerra Corp.	75,822	695	*	Cascade Microtech Inc.	18,793	275
* Silicon Graphics			*	ShoreTel Inc.	37,147	273
International Corp.	60,949	694	*	Novatel Wireless Inc.	78,198	252
* RigNet Inc.	16,700	685	*,^	KEYW Holding Corp.	23,960	249
* Qualys Inc.	18,137	685	*	Rightside Group Ltd.	36,922	248
* Amtech Systems Inc.	64,341	653	*	Sigma Designs Inc.	32,557	241
			*	ePlus Inc.	3,149	238

Institutional Total Stock Market Index Fund

			Market				Market
			Value				Value
		Shares	($000)			Shares	($000)
*	Systemax Inc.	17,314	234	*	NCI Inc. Class A	7,496	77
*	Inphi Corp.	12,546	232	*	Exa Corp.	6,278	74
*	Rally Software			*	Imprivata Inc.	5,533	72
	Development Corp.	19,855	226	*	HubSpot Inc.	2,123	71
*	United Online Inc.	15,390	224	*	Pixelworks Inc.	15,645	71
*	FalconStor Software Inc.	164,416	220	*,^	Park City Group Inc.	7,553	68
	PC-Tel Inc.	25,151	218	*	RELM Wireless Corp.	13,400	64
	Digimarc Corp.	7,821	212	*	Mastech Holdings Inc.	5,931	63
*	ANADIGICS Inc.	281,952	211	*	Millennial Media Inc.	38,185	61
*	PDF Solutions Inc.	14,148	210	*	2U Inc.	3,056	60
*	Hutchinson Technology Inc.	57,671	202		ClearOne Inc.	5,669	55
*	Rosetta Stone Inc.	20,321	198	*,^	ParkerVision Inc.	58,498	53
	Evolving Systems Inc.	20,622	193	*	Varonis Systems Inc.	1,533	50
*,^	MeetMe Inc.	122,147	187	*	Intermolecular Inc.	25,996	50
*	Pericom Semiconductor			*	Hortonworks Inc.	1,833	49
	Corp.	13,248	179	*	Zhone Technologies Inc.	27,092	48
*	Lantronix Inc.	89,562	169	*	PAR Technology Corp.	7,772	48
*	Zix Corp.	46,953	169	*	Synacor Inc.	23,769	48
*	Support.com Inc.	80,043	169	*	Q2 Holdings Inc.	2,453	46
	QAD Inc. Class A	7,358	166	*	ID Systems Inc.	6,809	46
*	eGain Corp.	31,076	161	*	ChyronHego Corp.	14,480	41
*	Amber Road Inc.	15,560	159	*	NetSol Technologies Inc.	9,569	40
*	Telenav Inc.	23,763	158		CSP Inc.	5,391	40
*	E2open Inc.	16,298	157	*	Radisys Corp.	15,728	37
*	Audience Inc.	35,444	156	*	MoSys Inc.	19,562	37
*	Mattson Technology Inc.	45,776	156	*	Numerex Corp. Class A	3,305	37
	Preformed Line Products			*	ADDvantage Technologies
	Co.	2,778	152		Group Inc.	14,730	36
*	Datawatch Corp.	16,298	147	*	Smith Micro Software Inc.	36,488	35
*	Identiv Inc.	10,379	144	*	Meru Networks Inc.	7,840	29
*	Covisint Corp.	53,269	141	*	Violin Memory Inc.	5,789	28
*	Authentidate Holding Corp.	146,691	138	*	Westell Technologies Inc.
*	MaxLinear Inc.	18,480	137		Class A	18,333	27
*	Oclaro Inc.	76,832	137	*	A10 Networks Inc.	6,107	27
*,^	Mitek Systems Inc.	40,388	134	*	GigOptix Inc.	21,882	26
*	Cyan Inc.	52,616	132	*	Ikanos Communications Inc.	78,544	24
*	GSI Technology Inc.	26,114	130	*	Inuvo Inc.	17,600	23
*	Rudolph Technologies Inc.	12,228	125	*	Ultra Clean Holdings Inc.	2,430	23
*	CVD Equipment Corp.	8,553	123	*	GSE Systems Inc.	13,415	21
*	Seachange International Inc.	18,579	119	*	New Relic Inc.	607	21
*	Acorn Energy Inc.	149,869	116	*	Vringo Inc.	28,067	15
*	Clearfield Inc.	9,367	115	*	OPOWER Inc.	900	13
*	Crossroads Systems Inc.	44,350	111	*	Wave Systems Corp.
	Simulations Plus Inc.	16,404	110		Class A	15,726	13
*	Procera Networks Inc.	14,819	107		Communications Systems
*	Vocera Communications				Inc.	1,077	11
	Inc.	10,161	106		QAD Inc. Class B	573	11
*	Innodata Inc.	35,130	103		TransAct Technologies Inc.	1,540	8
*	Boingo Wireless Inc.	11,900	91	*	Key Tronic Corp.	850	7
*	BSQUARE Corp.	19,990	91	*	Intellicheck Mobilisa Inc.	2,013	6
*	Qumu Corp.	6,425	88	*	Borderfree Inc.	613	5
*	TeleCommunication				Optical Cable Corp.	959	4
	Systems Inc. Class A	27,799	87	*	Selectica Inc.	829	4
*	QuickLogic Corp.	27,004	85	*	inTEST Corp.	900	4
*	Aerohive Networks Inc.	17,209	83

Institutional Total Stock Market Index Fund

			Market			Market
			Value			Value
		Shares	($000)		Shares	($000)
*	Superconductor			* Hawaiian Telcom Holdco
	Technologies Inc.	656	2	Inc.	5,486	151
*	Cover-All Technologies Inc.	1,400	2	* ORBCOMM Inc.	18,297	120
*	Bridgeline Digital Inc.	1,800	1	* Alteva	9,238	65
*	Netlist Inc.	100	—	* Towerstream Corp.	19,717	36
			6,553,422			832,064
Telecommunications (2.0%)				Utilities (3.3%)
	Verizon Communications			Duke Energy Corp.	1,294,270	108,123
	Inc.	7,593,482	355,223	NextEra Energy Inc.	798,759	84,900
	AT&T Inc.	9,491,538	318,821	Dominion Resources Inc.	1,068,555	82,172
	CenturyLink Inc.	1,044,340	41,335	Southern Co.	1,646,611	80,865
*	SBA Communications			Exelon Corp.	1,572,800	58,319
	Corp. Class A	236,594	26,205	American Electric Power
*	Level 3 Communications			Co. Inc.	895,307	54,363
	Inc.	493,179	24,353	Sempra Energy	428,046	47,667
*	T-Mobile US Inc.	516,842	13,924	PG&E Corp.	869,408	46,287
	Frontier Communications			Spectra Energy Corp.	1,227,858	44,571
	Corp.	1,841,133	12,280	PPL Corp.	1,217,071	44,216
	Windstream Holdings Inc. 1,107,245		9,124	Edison International	596,228	39,041
*	Sprint Corp.	1,447,484	6,007	Public Service Enterprise
	Telephone & Data			Group Inc.	926,052	38,348
	Systems Inc.	166,195	4,196	Consolidated Edison Inc.	535,977	35,380
	Consolidated			Xcel Energy Inc.	925,448	33,242
	Communications			Northeast Utilities	581,152	31,103
	Holdings Inc.	76,113	2,118	FirstEnergy Corp.	770,076	30,025
*,^	Globalstar Inc.	729,937	2,007	Entergy Corp.	330,298	28,895
	Atlantic Tele-Network Inc.	28,537	1,929	DTE Energy Co.	324,712	28,045
*	Cincinnati Bell Inc.	549,530	1,753	NiSource Inc.	579,193	24,569
*	8x8 Inc.	188,187	1,724	Wisconsin Energy Corp.	413,689	21,818
*	United States Cellular			Ameren Corp.	445,156	20,535
	Corp.	34,438	1,372	ONEOK Inc.	381,916	19,016
	Shenandoah			CenterPoint Energy Inc.	788,455	18,474
	Telecommunications Co.	38,162	1,193	CMS Energy Corp.	506,628	17,605
	EarthLink Holdings Corp.	250,227	1,099	American Water Works
*	General Communication			Co. Inc.	328,495	17,509
	Inc. Class A	76,341	1,050	NRG Energy Inc.	620,288	16,717
*	Vonage Holdings Corp.	242,731	925	AES Corp.	1,189,472	16,379
	Spok Holdings Inc.	45,475	789	* Calpine Corp.	713,732	15,795
*	Iridium Communications			SCANA Corp.	235,484	14,223
	Inc.	79,547	776	Pinnacle West Capital
	IDT Corp. Class B	35,949	730	Corp.	202,700	13,846
*	Alaska Communications			Alliant Energy Corp.	203,212	13,497
	Systems Group Inc.	347,485	622	Pepco Holdings Inc.	462,092	12,444
	Lumos Networks Corp.	28,613	481	UGI Corp.	315,264	11,974
*	FairPoint Communications			AGL Resources Inc.	218,925	11,934
	Inc.	27,708	394	ITC Holdings Corp.	284,858	11,517
	NTELOS Holdings Corp.	92,412	387	Integrys Energy Group Inc.	146,926	11,438
*	Straight Path			Atmos Energy Corp.	183,754	10,242
	Communications Inc.			National Fuel Gas Co.	146,516	10,187
	Class B	16,734	317	Westar Energy Inc.
*	inContact Inc.	23,879	210	Class A	239,175	9,864
*,^	Elephant Talk			TECO Energy Inc.	429,523	8,801
	Communications Corp.	214,438	178	Aqua America Inc.	323,283	8,632
*	Intelsat SA	9,810	170	Questar Corp.	320,635	8,106
				Great Plains Energy Inc.	281,976	8,011

Institutional Total Stock Market Index Fund

			Market
			Value
		Shares	($000)
	Vectren Corp.	150,970	6,979
*	Dynegy Inc.	213,660	6,485
	Hawaiian Electric
	Industries Inc.	187,737	6,285
	IDACORP Inc.	91,990	6,089
	Cleco Corp.	110,482	6,026
	Piedmont Natural Gas Co.
	Inc.	143,335	5,649
	Portland General Electric
	Co.	143,119	5,414
	Southwest Gas Corp.	85,107	5,261
	WGL Holdings Inc.	94,111	5,140
	NorthWestern Corp.	84,037	4,755
	New Jersey Resources
	Corp.	77,423	4,738
	UIL Holdings Corp.	103,506	4,507
	ALLETE Inc.	81,447	4,491
	Black Hills Corp.	81,661	4,331
	PNM Resources Inc.	145,701	4,317
	Laclede Group Inc.	75,130	3,997
	Avista Corp.	111,153	3,929
	ONE Gas Inc.	95,229	3,925
	South Jersey Industries Inc.	61,597	3,630
	Empire District Electric Co.	106,563	3,169
	El Paso Electric Co.	78,687	3,152
	MGE Energy Inc.	64,558	2,945
	American States Water Co.	75,239	2,834
	Northwest Natural Gas Co.	48,704	2,430
	California Water Service
	Group	73,742	1,815
	Chesapeake Utilities Corp.	28,233	1,402
	SJW Corp.	38,319	1,231
	Connecticut Water Service
	Inc.	25,226	915
^	Atlantic Power Corp.	330,354	895
	Ormat Technologies Inc.	32,354	879
	Unitil Corp.	16,080	590
*	Cadiz Inc.	40,409	453
	TerraForm Power Inc.
	Class A	14,012	433
	Middlesex Water Co.	16,081	371
	York Water Co.	13,313	309
	Genie Energy Ltd. Class B	44,732	276

			Market
			Value
		Shares	($000)
	Artesian Resources Corp.
	Class A	11,011	249
	Delta Natural Gas Co. Inc.	9,196	195
*	US Geothermal Inc.	270,190	124
*	Vivint Solar Inc.	12,100	112
*	Pure Cycle Corp.	25,648	103
	Gas Natural Inc.	4,059	45
			1,389,570
Total Common Stocks
(Cost $25,642,283)			41,317,042
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.126%	229,668,183	229,668

Face
Amount
($000)
U.S. Government and Agency Obligations (0.0%)

[4,5] Federal Home Loan
Bank Discount Notes,
0.055%, 1/16/15	5,000	5,000
[4,5] Federal Home Loan
Bank Discount Notes,
0.135%, 3/20/15	5,000	4,998
		9,998
Total Temporary Cash Investments
(Cost $239,667)		239,666
Total Investments (100.2%)
(Cost $25,881,950)		41,556,708
Other Assets and Liabilities (-0.2%)
Other Assets		555,469
Liabilities[3]		(619,279)
		(63,810)
Net Assets (100%)		41,492,898

Institutional Total Stock Market Index Fund

At December 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	25,845,734
Undistributed Net Investment Income	6,500
Accumulated Net Realized Losses	(39,239)
Unrealized Appreciation (Depreciation)
Investment Securities	15,674,758
Futures Contracts	5,145
Net Assets	41,492,898

Institutional Shares—Net Assets
Applicable to 55,359,490 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,589,719
Net Asset Value Per Share—
Institutional Shares	$46.78

Institutional Plus Shares—Net Assets
Applicable to 831,490,025 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	38,903,179
Net Asset Value Per Share—
Institutional Plus Shares	$46.79

Securities with a market value of less than $500 are displayed with a dash.
• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $48,731,000.
† “Other” represents securities that are not classified by the fund’s benchmark index.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $53,128,000 of collateral received for securities on loan.
4 Securities with a value of $7,499,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Stock Market Index Fund

Statement of Operations

Year Ended
December 31, 2014
($000)
Investment Income
Income
Dividends	738,473
Interest[1]	122
Securities Lending	6,894
Total Income	745,489
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	1,202
Management and Administrative—Institutional Plus Shares	7,102
Total Expenses	8,304
Net Investment Income	737,185
Realized Net Gain (Loss)
Investment Securities Sold	146,640
Futures Contracts	25,880
Realized Net Gain (Loss)	172,520
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,740,388
Futures Contracts	(51)
Change in Unrealized Appreciation (Depreciation)	3,740,337
Net Increase (Decrease) in Net Assets Resulting from Operations	4,650,042
1 Interest income from an affiliated company of the fund was $116,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Stock Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	737,185	598,299
Realized Net Gain (Loss)	172,520	240,586
Change in Unrealized Appreciation (Depreciation)	3,740,337	7,844,961
Net Increase (Decrease) in Net Assets Resulting from Operations	4,650,042	8,683,846
Distributions
Net Investment Income
Institutional Shares	(55,787)	(61,941)
Institutional Plus Shares	(677,679)	(536,704)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(733,466)	(598,645)
Capital Share Transactions
Institutional Shares	(996,064)	(585,939)
Institutional Plus Shares	2,081,471	5,259,520
Net Increase (Decrease) from Capital Share Transactions	1,085,407	4,673,581
Total Increase (Decrease)	5,001,983	12,758,782
Net Assets
Beginning of Period	36,490,915	23,732,133
End of Period[1]	41,492,898	36,490,915

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,500,000 and $2,781,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Stock Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.32	$32.27	$28.32	$28.54	$24.80
Investment Operations
Net Investment Income	. 838.726		.694	.532	.495
Net Realized and Unrealized Gain (Loss)
on Investments	4.457	10.051	3.950	(.222)	3.741
Total from Investment Operations	5.295	10.777	4.644	. 310	4.236
Distributions
Dividends from Net Investment Income	(.835)	(.727)	(. 694)	(. 530)	(. 496)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.835)	(.727)	(. 694)	(. 530)	(. 496)
Net Asset Value, End of Period	$46.78	$42.32	$32.27	$28.32	$28.54

Total Return	12.60%	33.64%	16.47%	1.09%	17.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,590	$3,290	$3,001	$2,874	$2,248
Ratio of Total Expenses to Average Net Assets	0.040%	0.040%	0.040%	0.042%	0.045%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.96%	2.25%	1.93%	1.95%
Portfolio Turnover Rate[1]	5%	9%	8%	12%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Stock Market Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.32	$32.28	$28.32	$28.54	$24.81
Investment Operations
Net Investment Income	. 847.734		.701	.537	.499
Net Realized and Unrealized Gain (Loss)
on Investments	4.466	10.041	3.959	(.221)	3.732
Total from Investment Operations	5.313	10.775	4.660	.316	4.231
Distributions
Dividends from Net Investment Income	(.843)	(.735)	(.700)	(. 536)	(. 501)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.843)	(.735)	(.700)	(. 536)	(. 501)
Net Asset Value, End of Period	$46.79	$42.32	$32.28	$28.32	$28.54

Total Return	12.64%	33.63%	16.53%	1.11%	17.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,903	$33,201	$20,731	$16,087	$12,976
Ratio of Total Expenses to Average Net Assets	0.020%	0.020%	0.020%	0.022%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.98%	2.27%	1.95%	1.97%
Portfolio Turnover Rate[1]	5%	9%	8%	12%	14%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Total Stock Market Index Fund

Notes to Financial Statements

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Institutional Total Stock Market Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

Institutional Total Stock Market Index Fund

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	41,314,420	2,003	619
Temporary Cash Investments	229,668	9,998	—
Futures Contracts—Liabilities[1]	(1,899)	—	—
Total	41,542,189	12,001	619
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2015	215	110,317	3,788
E-mini S&P 500 Index	March 2015	392	40,227	579
E-mini Russell 2000 Index	March 2015	120	14,408	778
				5,145

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Institutional Total Stock Market Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2014, the fund had $7,812,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $176,784,000 to offset taxable capital gains realized during the year ended December 31, 2014. At December 31, 2014, the fund had available capital losses totaling $28,521,000 to offset future net capital gains through December 31, 2017.

At December 31, 2014, the cost of investment securities for tax purposes was $25,888,834,000. Net unrealized appreciation of investment securities for tax purposes was $15,667,874,000, consisting of unrealized gains of $16,334,006,000 on securities that had risen in value since their purchase and $666,132,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2014, the fund purchased $3,069,420,000 of investment securities and sold $1,943,418,000 of investment securities, other than temporary cash investments. Purchases and sales include $188,424,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	279,683	6,295	513,171	13,430
Issued in Lieu of Cash Distributions	50,677	1,123	54,455	1,418
Redeemed	(1,326,424)	(29,798)	(1,153,565)	(30,091)
Net Increase (Decrease)—Institutional Shares	(996,064)	(22,380)	(585,939)	(15,243)
Institutional Plus Shares
Issued	6,791,984	153,792	8,673,299	232,142
Issued in Lieu of Cash Distributions	646,100	14,312	512,628	13,274
Redeemed	(5,356,613)	(121,064)	(3,926,407)	(103,228)
Net Increase (Decrease) —Institutional Plus Shares	2,081,471	47,040	5,259,520	142,188

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Institutional Index Funds and the Shareholders of Vanguard Institutional Total Stock Market Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Total Stock Market Index Fund (constituting a separate portfolio of Vanguard Institutional Index Funds, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2015

Special 2014 tax information (unaudited) for Vanguard Institutional Total Stock Market Index Fund

This information for the fiscal year ended December 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed $676,183,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 89.1% of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Total Stock Market Index Fund	6/30/2014	12/31/2014	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,052.37	$0.21
Institutional Plus Shares	1,000.00	1,052.45	0.10
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,025.00	$0.20
Institutional Plus Shares	1,000.00	1,025.10	0.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.040% for Institutional Shares and 0.020% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Institutional Total Stock Market Index: Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 8, 2005; MSCI US Broad Market Index through January 14, 2013; CRSP US Total Market Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive LLP (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc. (investment advisor); Member of the Investment Advisory Committees of the Financial Industry Regulatory Authority (FINRA) and of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (housewares/lignite), and of Hyster-Yale Materials Handling, Inc. (forklift trucks); Chairman of the Board of University Hospitals of Cleveland.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Chris D. McIsaac Kathleen C. Gubanich Michael S. Miller Paul A. Heller James M. Norris Martha G. King Glenn W. Reed John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8710 022015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2014: $59,000
Fiscal Year Ended December 31, 2013: $53,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2014: $6,605,127
Fiscal Year Ended December 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2014: $2,176,479
Fiscal Year Ended December 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2014: $316,869
Fiscal Year Ended December 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2014: $198,163
Fiscal Year Ended December 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2014: $515,032
Fiscal Year Ended December 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD INSTITUTIONAL INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD INSTITUTIONAL INDEX FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 18, 2015

VANGUARD INSTITUTIONAL INDEX FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.